UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

This report on Form N-CSR relates solely to the Registrant's Contrafund Portfolio, Disciplined Small Cap Portfolio, Emerging Markets Portfolio and Index 500 Portfolio series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP ContrafundSM Portfolio - Initial Class	11.94%	14.35%	8.89%
VIP Contrafund Portfolio - Service Class	11.82%	14.23%	8.78%
VIP Contrafund Portfolio - Service Class 2	11.65%	14.06%	8.61%
VIP Contrafund Portfolio - Investor Class A	11.85%	14.25%	8.78%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR's Stock Selector Large Cap Group, which manages VIP ContrafundSM Portfolio: For the year, the fund's share classes trailed the 13.69% gain of the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) Most of the performance shortfall occurred in the fourth quarter. Stock selection in financials cost us the most versus our benchmark. Much smaller negatives were spread out over six other sectors. One explanation for the fund's disappointing results compared with the index was its slightly smaller average market capitalization. Small-cap stocks considerably lagged their large-cap peers during the year. Additionally, in some groups, such as real estate and utilities, investors favored the most defensive stocks - which we tended to avoid - due to declining interest rates, which supported names that were more yield-sensitive. The fund's overweighting in Internet search provider Google was our biggest detractor, given the roughly -6% return in these shares. The company reported disappointing third-quarter revenue and earnings, attributed to fewer-than-expected clicks on its paid online advertisements. Computer chipmaker and index component Intel hurt because it returned about 44% and the fund didn't own it. In the energy sector, performance was hampered by Noble Energy. This North American shale oil producer saw its shares decline 30% during the fourth quarter amid the five-year low in crude oil prices. Whiting Petroleum, which we bought in January, also fared poorly. Conversely, a non-index stake in Netherlands-based NXP Semiconductors was the fund's top relative contributor. As the leading supplier of chips embedded in security-enabled credit cards, NXP rode a combination of expanding profit margins and debt reduction to robust earnings growth. RF Micro Devices also did well, driven by the early success of Apple's iPhone® 6, which uses RF Micro's radio-frequency chips. Whiting Petroleum, NXP Semiconductors and RF Micro Devices were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.63%
Actual		$ 1,000.00	$ 1,048.90	$ 3.25
HypotheticalA		$ 1,000.00	$ 1,022.03	$ 3.21
Service Class	.73%
Actual		$ 1,000.00	$ 1,048.40	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72
Service Class 2.88%
Actual		$ 1,000.00	$ 1,047.70	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Service Class 2R	.88%
Actual		$ 1,000.00	$ 1,047.60	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Investor Class	.71%
Actual		$ 1,000.00	$ 1,048.70	$ 3.67
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.7	4.1
Google, Inc. Class C	2.1	1.8
Bank of America Corp.	2.0	1.1
Citigroup, Inc.	1.9	0.9
Procter & Gamble Co.	1.8	1.6
Capital One Financial Corp.	1.7	1.9
JPMorgan Chase & Co.	1.6	1.7
Chevron Corp.	1.6	2.1
QUALCOMM, Inc.	1.4	0.6
Twenty-First Century Fox, Inc. Class A	1.2	1.1
	19.0
Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	18.2
Financials	16.3	15.5
Health Care	14.2	13.8
Consumer Discretionary	13.2	12.1
Consumer Staples	9.7	9.3
Industrials	9.3	9.8
Energy	8.0	10.5
Materials	4.1	4.1
Utilities	3.1	3.3
Telecommunication Services	1.6	2.0
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks and Equity Futures 98.7%		Stocks and Equity Futures 99.0%
	Bonds 0.0%		Bonds 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 1.3%		Short-Term Investments and Net Other Assets (Liabilities) 1.0%
* Foreign investments	9.8%	** Foreign investments	10.5%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CONSUMER DISCRETIONARY - 13.2%
Diversified Consumer Services - 0.5%
H&R Block, Inc.	3,054,594	$ 102,878,726
Hotels, Restaurants & Leisure - 4.4%
ARAMARK Holdings Corp.	691,800	21,549,570
Extended Stay America, Inc. unit	6,137,227	118,509,853
Marriott International, Inc. Class A	839,300	65,490,579
McDonald's Corp.	2,064,184	193,414,041
Panera Bread Co. Class A (a)	822,966	143,854,457
Starbucks Corp.	2,466,000	202,335,300
Wynn Resorts Ltd.	240,700	35,806,532
Yum! Brands, Inc.	1,120,296	81,613,564
		862,573,896
Internet & Catalog Retail - 1.1%
Ctrip.com International Ltd. sponsored ADR (a)	877,034	39,905,047
Liberty Interactive Corp. Series A (a)	5,222,392	153,642,773
Qunar Cayman Islands Ltd. sponsored ADR (a)	215,196	6,118,022
Travelport Worldwide Ltd. (d)	1,163,538	20,943,684
		220,609,526
Media - 4.3%
Comcast Corp. Class A	830,106	48,154,449
DIRECTV (a)	1,847,631	160,189,608
DISH Network Corp. Class A (a)	145,600	10,612,784
DreamWorks Animation SKG, Inc. Class A (a)(d)	2,657,928	59,351,532
Legend Pictures LLC (a)(f)(g)	2,062	4,158,188
Liberty Media Corp. Class C (a)	2,005,200	70,242,156
Manchester United PLC (a)(d)	1,849,700	29,410,230
The Madison Square Garden Co. Class A (a)	2,072,210	155,954,525
Time Warner Cable, Inc.	149,700	22,763,382
Twenty-First Century Fox, Inc. Class A	6,215,107	238,691,184
Viacom, Inc. Class B (non-vtg.)	495,418	37,280,205
Weinstein Co. Holdings LLC Class A-1 (a)(f)(g)	11,499	2,092,818
World Wrestling Entertainment, Inc. Class A (d)	503,000	6,207,020
		845,108,081
Multiline Retail - 1.0%
Dollar General Corp. (a)	2,682,420	189,647,094
Poundland Group PLC	42,785	218,859
		189,865,953
Specialty Retail - 0.7%
TJX Companies, Inc.	2,142,707	146,946,846

	Shares	Value
Textiles, Apparel & Luxury Goods - 1.2%
lululemon athletica, Inc. (a)	1,115,062	$ 62,209,309
NIKE, Inc. Class B	1,844,435	177,342,425
		239,551,734
TOTAL CONSUMER DISCRETIONARY		2,607,534,762
CONSUMER STAPLES - 9.6%
Beverages - 1.7%
Anheuser-Busch InBev SA NV	258,471	29,088,681
Coca-Cola Icecek Sanayi A/S	325,515	7,041,403
Diageo PLC sponsored ADR	240,942	27,489,073
Embotelladora Andina SA sponsored ADR	369,627	6,283,659
Monster Beverage Corp. (a)	405,800	43,968,430
Pernod Ricard SA	250,679	27,985,606
Remy Cointreau SA	259,145	17,359,701
The Coca-Cola Co.	4,075,306	172,059,419
		331,275,972
Food & Staples Retailing - 2.5%
CVS Health Corp.	1,932,964	186,163,763
Kroger Co.	2,175,182	139,668,436
Sysco Corp.	1,000,096	39,693,810
Wal-Mart Stores, Inc.	927,991	79,695,867
Whole Foods Market, Inc.	892,000	44,974,640
		490,196,516
Food Products - 1.1%
Bunge Ltd.	435,412	39,583,305
Keurig Green Mountain, Inc.	346,419	45,864,144
Mead Johnson Nutrition Co. Class A	713,789	71,764,346
Nestle SA	365,668	26,657,568
The Hershey Co.	384,400	39,950,692
		223,820,055
Household Products - 1.8%
Procter & Gamble Co.	3,933,484	358,301,058
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	347,400	26,471,880
L'Oreal SA	73,300	12,355,445
		38,827,325
Tobacco - 2.3%
Altria Group, Inc.	4,021,854	198,156,747
British American Tobacco PLC sponsored ADR	2,050,779	221,114,992
Philip Morris International, Inc.	190,313	15,500,994
Souza Cruz SA	990,300	7,197,576
		441,970,309
TOTAL CONSUMER STAPLES		1,884,391,235
Common Stocks - continued
	Shares	Value
ENERGY - 8.0%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	611,600	$ 34,292,412
C&J Energy Services, Inc. (a)	1,124,639	14,856,481
Dril-Quip, Inc. (a)	345,092	26,478,909
FMC Technologies, Inc. (a)	734,829	34,419,390
Halliburton Co.	1,607,882	63,237,999
Independence Contract Drilling, Inc.	1,223,029	6,384,211
Oceaneering International, Inc.	587,162	34,530,997
		214,200,399
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	1,600,352	132,029,040
BG Group PLC	1,907,736	25,528,752
Cabot Oil & Gas Corp.	1,841,335	54,521,929
Chevron Corp.	2,765,000	310,177,700
Cimarex Energy Co.	578,600	61,331,600
EOG Resources, Inc.	912,374	84,002,274
EP Energy Corp. (d)	1,629,389	17,010,821
Exxon Mobil Corp.	2,040,502	188,644,410
Kinder Morgan Holding Co. LLC	2,979,643	126,068,695
Memorial Resource Development Corp.	1,311,400	23,644,542
Noble Energy, Inc.	1,911,000	90,638,730
Parsley Energy, Inc. Class A	850,651	13,576,390
Phillips 66 Co.	1,226,139	87,914,166
Phillips 66 Partners LP	10,859	748,511
Plains GP Holdings LP Class A	250,100	6,422,568
PrairieSky Royalty Ltd. (d)	408,150	10,750,034
Suncor Energy, Inc.	2,288,295	72,678,676
Valero Energy Partners LP	577,600	24,981,200
Whiting Petroleum Corp. (a)	897,786	29,626,938
		1,360,296,976
TOTAL ENERGY		1,574,497,375
FINANCIALS - 16.3%
Banks - 7.5%
Bank of America Corp.	21,524,614	385,075,344
Citigroup, Inc.	6,893,550	373,009,991
Huntington Bancshares, Inc.	8,146,881	85,705,188
JPMorgan Chase & Co.	5,131,506	321,129,645
Societe Generale Series A	730,198	30,916,327
SunTrust Banks, Inc.	1,152,825	48,303,368
Synovus Financial Corp.	979,123	26,524,442
U.S. Bancorp	4,801,344	215,820,413
		1,486,484,718
Capital Markets - 2.2%
Ameriprise Financial, Inc.	363,743	48,105,012
BlackRock, Inc. Class A	277,213	99,120,280
Carlyle Group LP	214,600	5,901,500
E*TRADE Financial Corp. (a)	1,553,878	37,689,311

	Shares	Value
Goldman Sachs Group, Inc.	340,400	$ 65,979,732
Invesco Ltd.	579,757	22,911,997
Northern Trust Corp.	471,064	31,749,714
Oaktree Capital Group LLC Class A	331,134	17,162,675
State Street Corp.	948,000	74,418,000
The Blackstone Group LP	754,837	25,536,136
		428,574,357
Consumer Finance - 2.3%
Capital One Financial Corp.	3,962,348	327,091,827
Navient Corp.	2,468,076	53,335,122
SLM Corp.	4,666,176	47,548,333
Springleaf Holdings, Inc. (a)	653,700	23,644,329
		451,619,611
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc.:
Class A (a)	47	10,622,000
Class B (a)	610,500	91,666,575
IntercontinentalExchange Group, Inc.	184,209	40,395,192
KBC Ancora (a)	401,778	12,975,917
		155,659,684
Insurance - 1.9%
Direct Line Insurance Group PLC	7,642,000	34,696,222
Fairfax Financial Holdings Ltd. (sub. vtg.)	92,700	48,574,545
Marsh & McLennan Companies, Inc.	1,401,670	80,231,591
MetLife, Inc.	1,510,487	81,702,242
Principal Financial Group, Inc.	402,500	20,905,850
The Chubb Corp.	694,000	71,808,180
The Travelers Companies, Inc.	102,141	10,811,625
Unum Group	627,800	21,897,664
		370,627,919
Real Estate Investment Trusts - 1.2%
Altisource Residential Corp. Class B	2,095,782	40,658,171
American Tower Corp.	83,957	8,299,149
Boston Properties, Inc.	442,500	56,945,325
Digital Realty Trust, Inc.	705,000	46,741,500
Outfront Media, Inc.	420,614	11,289,280
Piedmont Office Realty Trust, Inc. Class A	338,687	6,380,863
Senior Housing Properties Trust (SBI)	538,912	11,915,344
Sun Communities, Inc.	772,269	46,691,384
		228,921,016
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	2,001,689	68,557,848
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. (a)(d)	886,300	13,383,130
TOTAL FINANCIALS		3,203,828,283
HEALTH CARE - 14.2%
Biotechnology - 4.6%
Actelion Ltd.	168,260	19,513,557
Alexion Pharmaceuticals, Inc. (a)	693,832	128,379,735
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Amgen, Inc.	1,150,920	$ 183,330,047
Biogen Idec, Inc. (a)	419,931	142,545,578
BioMarin Pharmaceutical, Inc. (a)	405,093	36,620,407
Celgene Corp. (a)	1,337,300	149,590,378
Gilead Sciences, Inc. (a)	1,985,061	187,111,850
Vertex Pharmaceuticals, Inc. (a)	456,200	54,196,560
		901,288,112
Health Care Equipment & Supplies - 2.3%
Boston Scientific Corp. (a)	9,296,949	123,184,574
Covidien PLC	770,090	78,764,805
Edwards Lifesciences Corp. (a)	248,842	31,697,494
Medtronic, Inc.	2,232,900	161,215,380
Quidel Corp. (a)(d)	405,931	11,739,525
The Cooper Companies, Inc.	289,420	46,912,088
		453,513,866
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc. (a)	2,278,733	83,561,139
Cigna Corp.	1,006,926	103,622,755
HCA Holdings, Inc. (a)	1,095,114	80,370,416
Henry Schein, Inc. (a)	342,041	46,568,882
McKesson Corp.	779,300	161,767,094
		475,890,286
Health Care Technology - 0.0%
Veeva Systems, Inc. Class A (a)(d)	87,210	2,303,216
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	1,422,300	58,228,962
Fluidigm Corp. (a)	312,345	10,535,397
Thermo Fisher Scientific, Inc.	917,413	114,942,675
		183,707,034
Pharmaceuticals - 4.0%
AbbVie, Inc.	871,221	57,012,702
Actavis PLC (a)	754,252	194,152,007
Allergan, Inc.	338,400	71,940,456
Bristol-Myers Squibb Co.	2,971,405	175,402,037
Mallinckrodt PLC (a)	602,466	59,662,208
Merck & Co., Inc.	1,024,805	58,198,676
Roche Holding AG (participation certificate)	152,274	41,257,455
Shire PLC	826,974	58,632,493
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,296,300	74,550,213
		790,808,247
TOTAL HEALTH CARE		2,807,510,761

	Shares	Value
INDUSTRIALS - 9.3%
Aerospace & Defense - 1.2%
Meggitt PLC	11,838,373	$ 95,762,185
TransDigm Group, Inc.	712,863	139,970,650
		235,732,835
Air Freight & Logistics - 0.5%
FedEx Corp.	526,592	91,447,967
Electrical Equipment - 1.8%
Acuity Brands, Inc.	388,381	54,400,527
AMETEK, Inc.	4,362,549	229,600,954
Hubbell, Inc. Class B	767,853	82,029,736
		366,031,217
Industrial Conglomerates - 2.2%
Danaher Corp.	2,704,521	231,804,495
Roper Industries, Inc.	1,244,004	194,500,025
		426,304,520
Machinery - 1.0%
Deere & Co.	1,076,200	95,211,414
Pall Corp.	674,300	68,245,903
WABCO Holdings, Inc. (a)	415,300	43,515,134
		206,972,451
Professional Services - 0.6%
Verisk Analytics, Inc. (a)	1,903,628	121,927,373
Road & Rail - 1.6%
CSX Corp.	3,450,500	125,011,615
J.B. Hunt Transport Services, Inc.	2,243,233	188,992,380
		314,003,995
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	2,472,897	72,925,733
TOTAL INDUSTRIALS		1,835,346,091
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 2.2%
Cisco Systems, Inc.	5,225,039	145,334,460
Juniper Networks, Inc.	326,715	7,292,279
QUALCOMM, Inc.	3,660,035	272,050,402
		424,677,141
Electronic Equipment & Components - 0.7%
Keysight Technologies, Inc. (a)	607,341	20,509,906
Samsung SDI Co. Ltd.	90,320	9,490,559
TE Connectivity Ltd.	1,195,964	75,644,723
Trimble Navigation Ltd. (a)	880,900	23,379,086
		129,024,274
Internet Software & Services - 4.9%
58.com, Inc. ADR (a)	368,337	15,304,402
Benefitfocus, Inc. (a)(d)	72,441	2,378,962
ChannelAdvisor Corp. (a)	814,795	17,583,276
Cvent, Inc. (a)	1,811,413	50,429,738
Demandware, Inc. (a)	328,160	18,882,326
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Endurance International Group Holdings, Inc. (a)	337,674	$ 6,223,332
Facebook, Inc. Class A (a)	3,018,876	235,532,706
Five9, Inc.	1,370,000	6,137,600
Google, Inc. Class C (a)	769,484	405,056,378
HomeAway, Inc. (a)	1,116,062	33,236,326
Millennial Media, Inc. (a)	193,883	310,213
Opower, Inc. (d)	1,937,726	27,573,841
Twitter, Inc. (a)	267,500	9,595,225
Wix.com Ltd. (a)	421,665	8,854,965
Yahoo!, Inc. (a)	2,337,758	118,080,157
Zoopla Property Group PLC (d)	4,269,700	13,076,592
		968,256,039
IT Services - 0.9%
Fidelity National Information Services, Inc.	187,600	11,668,720
Lionbridge Technologies, Inc. (a)	796,595	4,580,421
Total System Services, Inc.	1,131,700	38,432,532
Visa, Inc. Class A	499,234	130,899,155
		185,580,828
Semiconductors & Semiconductor Equipment - 2.1%
Marvell Technology Group Ltd.	3,614,500	52,410,250
Micron Technology, Inc. (a)	800,300	28,018,503
NVIDIA Corp.	1,992,200	39,943,610
NXP Semiconductors NV (a)	1,475,270	112,710,628
RF Micro Devices, Inc. (a)	10,702,500	177,554,475
TriQuint Semiconductor, Inc. (a)	272,500	7,507,375
		418,144,841
Software - 3.1%
Activision Blizzard, Inc.	485,200	9,776,780
Adobe Systems, Inc. (a)	1,462,229	106,304,048
Autodesk, Inc. (a)	984,000	59,099,040
CommVault Systems, Inc. (a)	287,252	14,848,056
Covisint Corp. (a)	393,800	1,043,570
Fleetmatics Group PLC (a)	422,700	15,001,623
Imperva, Inc. (a)	1,169,547	57,810,708
Informatica Corp. (a)	460,200	17,549,727
Intuit, Inc.	1,016,102	93,674,443
Oracle Corp.	1,549,593	69,685,197
Qlik Technologies, Inc. (a)	283,059	8,743,693
salesforce.com, Inc. (a)	1,851,857	109,833,639
Xero Ltd. (a)(d)	1,192,730	15,025,783
Xero Ltd. (a)	496,188	6,250,881
Yodlee, inc. (d)	511,243	6,237,165
Zendesk, Inc.	674,333	16,433,495
		607,317,848
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	6,627,692	731,564,645
Electronics for Imaging, Inc. (a)	778,709	33,352,106

	Shares	Value
Hewlett-Packard Co.	3,362,900	$ 134,953,177
Samsung Electronics Co. Ltd.	55,356	66,885,524
		966,755,452
TOTAL INFORMATION TECHNOLOGY		3,699,756,423
MATERIALS - 4.1%
Chemicals - 3.4%
Airgas, Inc.	1,530,755	176,312,361
Cabot Corp.	268,007	11,754,787
CF Industries Holdings, Inc.	111,400	30,360,956
E.I. du Pont de Nemours & Co.	1,199,600	88,698,424
Eastman Chemical Co.	667,441	50,632,074
Ecolab, Inc.	995,000	103,997,400
FMC Corp.	785,932	44,821,702
LyondellBasell Industries NV Class A	548,124	43,515,564
Methanex Corp.	384,177	17,648,069
Monsanto Co.	648,776	77,509,269
W.R. Grace & Co. (a)	333,922	31,852,820
		677,103,426
Construction Materials - 0.1%
Eagle Materials, Inc.	322,700	24,534,881
Containers & Packaging - 0.4%
Graphic Packaging Holding Co. (a)	1,556,733	21,202,703
Rock-Tenn Co. Class A	781,296	47,643,430
		68,846,133
Metals & Mining - 0.2%
Nucor Corp.	797,000	39,092,850
TOTAL MATERIALS		809,577,290
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.4%
Cogent Communications Group, Inc.	130,900	4,632,551
inContact, Inc. (a)	1,403,117	12,333,398
Level 3 Communications, Inc. (a)	657,786	32,481,473
Verizon Communications, Inc.	5,082,461	237,757,526
		287,204,948
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	1,240,801	33,427,179
Telephone & Data Systems, Inc.	226,711	5,724,453
		39,151,632
TOTAL TELECOMMUNICATION SERVICES		326,356,580
UTILITIES - 3.1%
Electric Utilities - 1.3%
Edison International	555,126	36,349,650
Exelon Corp.	1,714,292	63,565,947
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
NextEra Energy, Inc.	968,400	$ 102,931,236
PPL Corp.	1,503,800	54,633,054
		257,479,887
Gas Utilities - 0.2%
National Fuel Gas Co.	479,975	33,372,662
Independent Power and Renewable Electricity Producers - 0.0%
NextEra Energy Partners LP	89,500	3,020,625
Independent Power Producers & Renewable Electricity Producers - 0.3%
Calpine Corp. (a)	271,800	6,014,934
NRG Energy, Inc.	1,395,352	37,604,736
The AES Corp.	919,742	12,664,847
		56,284,517
Multi-Utilities - 1.3%
Dominion Resources, Inc.	1,226,031	94,281,784
NiSource, Inc.	1,099,277	46,631,330
PG&E Corp.	700,034	37,269,810
Sempra Energy	722,050	80,407,488
		258,590,412
TOTAL UTILITIES		608,748,103
TOTAL COMMON STOCKS (Cost $14,713,889,535)		19,357,546,903
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MongoDB, Inc. Series F, 8.00% (a)(g)	299,866	3,169,584
Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Beverages - 0.1%
Ambev SA sponsored ADR	1,581,050	9,834,131
TOTAL PREFERRED STOCKS (Cost $11,331,267)		13,003,715
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.03% 1/2/15 to 2/5/15 (e) (Cost $7,549,895)	$ 7,550,000	7,549,909
Money Market Funds - 2.2%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	342,563,532	$ 342,563,532
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	82,609,854	82,609,854
TOTAL MONEY MARKET FUNDS (Cost $425,173,386)		425,173,386
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $15,157,944,083)		19,803,273,913
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(97,458,238)
NET ASSETS - 100%		$ 19,705,815,675
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
722 CME E-mini S&P 500 Index Contracts (United States)	March 2015	$ 74,091,640	$ 1,189,010
The face value of futures purchased as a percentage of net assets is 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,504,934.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,420,590 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$ 1,549,500
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 5,014,998
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 326,390
Fidelity Securities Lending Cash Central Fund	1,712,365
Total	$ 2,038,755
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,607,534,762	$ 2,601,283,756	$ -	$ 6,251,006
Consumer Staples	1,894,225,366	1,838,479,117	55,746,249	-
Energy	1,574,497,375	1,548,968,623	25,528,752	-
Financials	3,203,828,283	3,203,828,283	-	-
Health Care	2,807,510,761	2,707,620,813	99,889,948	-
Industrials	1,835,346,091	1,835,346,091	-	-
Information Technology	3,702,926,007	3,623,380,340	76,376,083	3,169,584
Materials	809,577,290	809,577,290	-	-
Telecommunication Services	326,356,580	326,356,580	-	-
Utilities	608,748,103	608,748,103	-	-
U.S. Government and Government Agency Obligations	7,549,909	-	7,549,909	-
Money Market Funds	425,173,386	425,173,386	-	-
Total Investments in Securities:	$ 19,803,273,913	$ 19,528,762,382	$ 265,090,941	$ 9,420,590
Derivative Instruments:
Assets
Futures Contracts	$ 1,189,010	$ 1,189,010	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,189,010	$ -
Total Value of Derivatives	$ 1,189,010	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $81,008,772) - See accompanying schedule: Unaffiliated issuers (cost $14,732,770,697)	$ 19,378,100,527
Fidelity Central Funds (cost $425,173,386)	425,173,386
Total Investments (cost $15,157,944,083)		$ 19,803,273,913
Receivable for investments sold		37,707,614
Receivable for fund shares sold		4,905,819
Dividends receivable		19,805,821
Distributions receivable from Fidelity Central Funds		151,883
Prepaid expenses		39,291
Other receivables		930,402
Total assets		19,866,814,743

Liabilities
Payable to custodian bank	$ 1,219,356
Payable for investments purchased	44,381,561
Payable for fund shares redeemed	18,768,612
Accrued management fee	8,997,864
Distribution and service plan fees payable	1,965,336
Payable for daily variation margin for derivative instruments	877,230
Other affiliated payables	1,303,547
Other payables and accrued expenses	875,708
Collateral on securities loaned, at value	82,609,854
Total liabilities		160,999,068

Net Assets		$ 19,705,815,675
Net Assets consist of:
Paid in capital		$13,493,088,777
Undistributed net investment income		1,449,774
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,564,859,595
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,646,417,529
Net Assets		$ 19,705,815,675

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($8,005,930,053 ÷ 214,296,825 shares)	$ 37.36

Service Class: Net Asset Value, offering price and redemption price per share ($1,714,614,580 ÷ 46,055,868 shares)	$ 37.23

Service Class 2: Net Asset Value, offering price and redemption price per share ($8,764,265,589 ÷ 238,822,017 shares)	$ 36.70

Service Class 2R: Net Asset Value, offering price and redemption price per share ($10,413,030 ÷ 284,244 shares)	$ 36.63

Investor Class: Net Asset Value, offering price and redemption price per share ($1,210,592,423 ÷ 32,533,687 shares)	$ 37.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 310,164,899
Interest		39,625
Income from Fidelity Central Funds		2,038,755
Total income		312,243,279

Expenses
Management fee	$ 104,864,189
Transfer agent fees	13,416,903
Distribution and service plan fees	22,946,364
Accounting and security lending fees	1,674,900
Custodian fees and expenses	316,415
Independent trustees' compensation	78,716
Appreciation in deferred trustee compensation account	49
Audit	103,929
Legal	77,141
Tax expense	585
Miscellaneous	143,626
Total expenses before reductions	143,622,817
Expense reductions	(533,316)	143,089,501
Net investment income (loss)		169,153,778
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,170,955,181
Foreign currency transactions	(279,372)
Futures contracts	16,836,644
Total net realized gain (loss)		2,187,512,453
Change in net unrealized appreciation (depreciation) on: Investment securities	(224,164,915)
Assets and liabilities in foreign currencies	(101,943)
Futures contracts	(3,543,973)
Total change in net unrealized appreciation (depreciation)		(227,810,831)
Net gain (loss)		1,959,701,622
Net increase (decrease) in net assets resulting from operations		$ 2,128,855,400

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 169,153,778	$ 161,442,651
Net realized gain (loss)	2,187,512,453	2,522,120,761
Change in net unrealized appreciation (depreciation)	(227,810,831)	2,047,868,434
Net increase (decrease) in net assets resulting from operations	2,128,855,400	4,731,431,846
Distributions to shareholders from net investment income	(161,948,221)	(163,378,711)
Distributions to shareholders from net realized gain	(388,082,984)	(4,947,835)
Total distributions	(550,031,205)	(168,326,546)
Share transactions - net increase (decrease)	(730,491,919)	(1,968,972,139)
Redemption fees	13	359
Total increase (decrease) in net assets	848,332,289	2,594,133,520

Net Assets
Beginning of period	18,857,483,386	16,263,349,866
End of period (including undistributed net investment income of $1,449,774 and distributions in excess of net investment income of $633,692, respectively)	$ 19,705,815,675	$ 18,857,483,386

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 34.35	$ 26.44	$ 23.02	$ 23.88	$ 20.62
Income from Investment Operations
Net investment income (loss) C	.36	.32	.32	.25	.23
Net realized and unrealized gain (loss)	3.76	7.94	3.46	(.86)	3.31
Total from investment operations	4.12	8.26	3.78	(.61)	3.54
Distributions from net investment income	(.36)	(.34)	(.34) F	(.25)	(.27)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.11)	(.35)	(.36) I	(.25)	(.28)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 37.36	$ 34.35	$ 26.44	$ 23.02	$ 23.88
Total ReturnA, B	11.94%	31.29%	16.42%	(2.53)%	17.22%
Ratios to Average Net Assets D, G
Expenses before reductions	.63%	.64%	.64%	.65%	.65%
Expenses net of fee waivers, if any	.63%	.63%	.64%	.64%	.65%
Expenses net of all reductions	.63%	.62%	.63%	.63%	.63%
Net investment income (loss)	1.01%	1.05%	1.27%	1.03%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,005,930	$ 7,654,305	$ 6,440,357	$ 6,113,440	$ 7,160,125
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 34.24	$ 26.36	$ 22.95	$ 23.81	$ 20.55
Income from Investment Operations
Net investment income (loss) C	.33	.29	.30	.22	.20
Net realized and unrealized gain (loss)	3.73	7.91	3.44	(.85)	3.31
Total from investment operations	4.06	8.20	3.74	(.63)	3.51
Distributions from net investment income	(.32)	(.31)	(.32) F	(.23)	(.24)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.07)	(.32)	(.33)	(.23)	(.25)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 37.23	$ 34.24	$ 26.36	$ 22.95	$ 23.81
Total ReturnA, B	11.82%	31.14%	16.31%	(2.64)%	17.11%
Ratios to Average Net Assets D, G
Expenses before reductions	.73%	.74%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.73%	.73%	.74%	.74%	.75%
Expenses net of all reductions	.73%	.72%	.73%	.73%	.73%
Net investment income (loss)	.91%	.95%	1.16%	.93%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,714,615	$ 1,688,448	$ 1,374,781	$ 1,277,101	$ 1,379,305
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 33.77	$ 26.00	$ 22.64	$ 23.49	$ 20.29
Income from Investment Operations
Net investment income (loss) C	.27	.24	.26	.18	.17
Net realized and unrealized gain (loss)	3.68	7.80	3.39	(.84)	3.26
Total from investment operations	3.95	8.04	3.65	(.66)	3.43
Distributions from net investment income	(.27)	(.26)	(.28) F	(.19)	(.22)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.02)	(.27)	(.29)	(.19)	(.23)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 36.70	$ 33.77	$ 26.00	$ 22.64	$ 23.49
Total ReturnA, B	11.65%	30.95%	16.14%	(2.78)%	16.93%
Ratios to Average Net Assets D, G
Expenses before reductions	.88%	.89%	.89%	.90%	.90%
Expenses net of fee waivers, if any	.88%	.88%	.89%	.89%	.90%
Expenses net of all reductions	.88%	.87%	.88%	.88%	.88%
Net investment income (loss)	.76%	.80%	1.02%	.78%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,764,266	$ 8,472,780	$ 7,740,640	$ 6,980,191	$ 7,627,793
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 33.70	$ 25.96	$ 22.60	$ 23.44	$ 20.24
Income from Investment Operations
Net investment income (loss) C	.27	.24	.26	.18	.17
Net realized and unrealized gain (loss)	3.67	7.77	3.39	(.84)	3.25
Total from investment operations	3.94	8.01	3.65	(.66)	3.42
Distributions from net investment income	(.26)	(.26)	(.27) F	(.18)	(.21)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.01)	(.27)	(.29) I	(.18)	(.22)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 36.63	$ 33.70	$ 25.96	$ 22.60	$ 23.44
Total ReturnA, B	11.66%	30.90%	16.15%	(2.79)%	16.94%
Ratios to Average Net Assets D, G
Expenses before reductions	.88%	.89%	.89%	.90%	.90%
Expenses net of fee waivers, if any	.88%	.88%	.89%	.89%	.90%
Expenses net of all reductions	.88%	.87%	.88%	.88%	.88%
Net investment income (loss)	.76%	.80%	1.02%	.78%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,413	$ 10,592	$ 8,727	$ 8,042	$ 10,942
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 34.22	$ 26.35	$ 22.94	$ 23.80	$ 20.56
Income from Investment Operations
Net investment income (loss) C	.33	.29	.30	.23	.21
Net realized and unrealized gain (loss)	3.74	7.91	3.45	(.86)	3.30
Total from investment operations	4.07	8.20	3.75	(.63)	3.51
Distributions from net investment income	(.33)	(.32)	(.32) F	(.23)	(.26)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.08)	(.33)	(.34) I	(.23)	(.27)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 37.21	$ 34.22	$ 26.35	$ 22.94	$ 23.80
Total ReturnA, B	11.85%	31.15%	16.34%	(2.62)%	17.10%
Ratios to Average Net Assets D, G
Expenses before reductions	.71%	.72%	.73%	.73%	.74%
Expenses net of fee waivers, if any	.71%	.71%	.73%	.73%	.73%
Expenses net of all reductions	.71%	.71%	.71%	.71%	.72%
Net investment income (loss)	.93%	.97%	1.18%	.94%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,210,592	$ 1,031,358	$ 698,845	$ 577,021	$ 570,841
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.34 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30, 2015, shares of Service Class 2R will be converted to shares of Service Class 2. After the effective date, Service Class 2R will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,016,381,566
Gross unrealized depreciation	(410,297,889)
Net unrealized appreciation (depreciation) on securities	$ 4,606,083,677

Tax Cost	$ 15,197,190,236

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,682,932
Undistributed long-term capital gain	$ 1,595,790,260
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,605,982,364

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 550,031,205	$ 168,326,546

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $16,836,644 and a change in net unrealized appreciation (depreciation) of $(3,543,973) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,953,815,966 and $15,057,627,111, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,682,947
Service Class 2	21,237,086
Service Class 2R	26,331
$ 22,946,364

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 5,097,639
Service Class	1,105,772
Service Class 2	5,571,265
Service Class 2R	6,890
Investor Class	1,635,337
$ 13,416,903

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $220,601 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30,220 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $577,738. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,712,365, including $34,370 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $533,290 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $26.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 74,463,277	$ 74,639,848
Service Class	14,364,873	15,078,586
Service Class 2	62,622,769	64,224,245
Service Class 2R	73,371	82,385
Investor Class	10,423,931	9,353,647
Total	$ 161,948,221	$ 163,378,711
From net realized gain
Initial Class	$ 156,226,874	$ 1,987,452
Service Class	33,622,782	442,043
Service Class 2	174,366,001	2,249,098
Service Class 2R	208,163	2,841
Investor Class	23,659,164	266,401
Total	$ 388,082,984	$ 4,947,835

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	10,169,551	8,443,448	$ 365,094,273	$ 260,463,356
Reinvestment of distributions	6,099,687	2,327,682	230,690,151	76,627,300
Shares redeemed	(24,801,841)	(31,488,580)	(891,153,398)	(952,835,862)
Net increase (decrease)	(8,532,603)	(20,717,450)	$ (295,368,974)	$ (615,745,206)
Service Class
Shares sold	1,837,138	3,357,075	$ 66,530,853	$ 99,734,652
Reinvestment of distributions	1,273,220	473,046	47,987,655	15,520,629
Shares redeemed	(6,372,556)	(6,669,302)	(228,362,389)	(202,333,378)
Net increase (decrease)	(3,262,198)	(2,839,181)	$ (113,843,881)	$ (87,078,097)
Service Class 2
Shares sold	19,214,314	20,920,336	$ 682,228,630	$ 626,652,763
Reinvestment of distributions	6,379,240	2,054,182	236,988,770	66,473,343
Shares redeemed	(37,694,574)	(69,773,617)	(1,326,668,678)	(2,068,437,076)
Net increase (decrease)	(12,101,020)	(46,799,099)	$ (407,451,278)	$ (1,375,310,970)
Service Class 2R
Shares sold	17,673	46,981	$ 616,867	$ 1,393,336
Reinvestment of distributions	7,591	2,639	281,534	85,226
Shares redeemed	(55,287)	(71,564)	(1,946,621)	(2,147,878)
Net increase (decrease)	(30,023)	(21,944)	$ (1,048,220)	$ (669,316)
Investor Class
Shares sold	2,779,701	4,323,390	$ 99,365,365	$ 130,507,518
Reinvestment of distributions	904,781	293,384	34,083,095	9,620,048
Shares redeemed	(1,288,330)	(1,000,682)	(46,228,026)	(30,296,116)
Net increase (decrease)	2,396,152	3,616,092	$ 87,220,434	$ 109,831,450

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund is carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocer, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present. Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for Peter S. Lynch and each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds]

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/06/2015	02/06/2015	$0.006	$3.031
Service Class	02/06/2015	02/06/2015	$0.004	$3.031
Service Class 2	02/06/2015	02/06/2015	$0.003	$3.031
Investor Class	02/06/2015	02/06/2015	$0.005	$3.031

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $1,595,790,260, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 45%; Service Class designates 47%; Service Class 2 designates 49%; and Investor Class designates 46% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in April 2013 and June 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Contrafund Portfolio

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2013 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Contrafund Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0215
1.540131.117

Fidelity® Variable Insurance Products:

Contrafund® Portfolio - Service Class 2R

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP ContrafundSM Portfolio - Service Class 2R	11.66%	14.06%	8.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio - Service Class 2R on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR's Stock Selector Large Cap Group, which manages VIP ContrafundSM Portfolio: For the year, the fund's share class trailed the 13.69% gain of the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) Most of the performance shortfall occurred in the fourth quarter. Stock selection in financials cost us the most versus our benchmark. Much smaller negatives were spread out over six other sectors. One explanation for the fund's disappointing results compared with the index was its slightly smaller average market capitalization. Small-cap stocks considerably lagged their large-cap peers during the year. Additionally, in some groups, such as real estate and utilities, investors favored the most defensive stocks - which we tended to avoid - due to declining interest rates, which supported names that were more yield-sensitive. The fund's overweighting in Internet search provider Google was our biggest detractor, given the roughly -6% return in these shares. The company reported disappointing third-quarter revenue and earnings, attributed to fewer-than-expected clicks on its paid online advertisements. Computer chipmaker and index component Intel hurt because it returned about 44% and the fund didn't own it. In the energy sector, performance was hampered by Noble Energy. This North American shale oil producer saw its shares decline 30% during the fourth quarter amid the five-year low in crude oil prices. Whiting Petroleum, which we bought in January, also fared poorly. Conversely, a non-index stake in Netherlands-based NXP Semiconductors was the fund's top relative contributor. As the leading supplier of chips embedded in security-enabled credit cards, NXP rode a combination of expanding profit margins and debt reduction to robust earnings growth. RF Micro Devices also did well, driven by the early success of Apple's iPhone® 6, which uses RF Micro's radio-frequency chips. Whiting Petroleum, NXP Semiconductors and RF Micro Devices were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.63%
Actual		$ 1,000.00	$ 1,048.90	$ 3.25
HypotheticalA		$ 1,000.00	$ 1,022.03	$ 3.21
Service Class	.73%
Actual		$ 1,000.00	$ 1,048.40	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72
Service Class 2.88%
Actual		$ 1,000.00	$ 1,047.70	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Service Class 2R	.88%
Actual		$ 1,000.00	$ 1,047.60	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Investor Class	.71%
Actual		$ 1,000.00	$ 1,048.70	$ 3.67
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.7	4.1
Google, Inc. Class C	2.1	1.8
Bank of America Corp.	2.0	1.1
Citigroup, Inc.	1.9	0.9
Procter & Gamble Co.	1.8	1.6
Capital One Financial Corp.	1.7	1.9
JPMorgan Chase & Co.	1.6	1.7
Chevron Corp.	1.6	2.1
QUALCOMM, Inc.	1.4	0.6
Twenty-First Century Fox, Inc. Class A	1.2	1.1
	19.0
Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	18.2
Financials	16.3	15.5
Health Care	14.2	13.8
Consumer Discretionary	13.2	12.1
Consumer Staples	9.7	9.3
Industrials	9.3	9.8
Energy	8.0	10.5
Materials	4.1	4.1
Utilities	3.1	3.3
Telecommunication Services	1.6	2.0
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks and Equity Futures 98.7%		Stocks and Equity Futures 99.0%
	Bonds 0.0%		Bonds 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 1.3%		Short-Term Investments and Net Other Assets (Liabilities) 1.0%
* Foreign investments	9.8%	** Foreign investments	10.5%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CONSUMER DISCRETIONARY - 13.2%
Diversified Consumer Services - 0.5%
H&R Block, Inc.	3,054,594	$ 102,878,726
Hotels, Restaurants & Leisure - 4.4%
ARAMARK Holdings Corp.	691,800	21,549,570
Extended Stay America, Inc. unit	6,137,227	118,509,853
Marriott International, Inc. Class A	839,300	65,490,579
McDonald's Corp.	2,064,184	193,414,041
Panera Bread Co. Class A (a)	822,966	143,854,457
Starbucks Corp.	2,466,000	202,335,300
Wynn Resorts Ltd.	240,700	35,806,532
Yum! Brands, Inc.	1,120,296	81,613,564
		862,573,896
Internet & Catalog Retail - 1.1%
Ctrip.com International Ltd. sponsored ADR (a)	877,034	39,905,047
Liberty Interactive Corp. Series A (a)	5,222,392	153,642,773
Qunar Cayman Islands Ltd. sponsored ADR (a)	215,196	6,118,022
Travelport Worldwide Ltd. (d)	1,163,538	20,943,684
		220,609,526
Media - 4.3%
Comcast Corp. Class A	830,106	48,154,449
DIRECTV (a)	1,847,631	160,189,608
DISH Network Corp. Class A (a)	145,600	10,612,784
DreamWorks Animation SKG, Inc. Class A (a)(d)	2,657,928	59,351,532
Legend Pictures LLC (a)(f)(g)	2,062	4,158,188
Liberty Media Corp. Class C (a)	2,005,200	70,242,156
Manchester United PLC (a)(d)	1,849,700	29,410,230
The Madison Square Garden Co. Class A (a)	2,072,210	155,954,525
Time Warner Cable, Inc.	149,700	22,763,382
Twenty-First Century Fox, Inc. Class A	6,215,107	238,691,184
Viacom, Inc. Class B (non-vtg.)	495,418	37,280,205
Weinstein Co. Holdings LLC Class A-1 (a)(f)(g)	11,499	2,092,818
World Wrestling Entertainment, Inc. Class A (d)	503,000	6,207,020
		845,108,081
Multiline Retail - 1.0%
Dollar General Corp. (a)	2,682,420	189,647,094
Poundland Group PLC	42,785	218,859
		189,865,953
Specialty Retail - 0.7%
TJX Companies, Inc.	2,142,707	146,946,846

	Shares	Value
Textiles, Apparel & Luxury Goods - 1.2%
lululemon athletica, Inc. (a)	1,115,062	$ 62,209,309
NIKE, Inc. Class B	1,844,435	177,342,425
		239,551,734
TOTAL CONSUMER DISCRETIONARY		2,607,534,762
CONSUMER STAPLES - 9.6%
Beverages - 1.7%
Anheuser-Busch InBev SA NV	258,471	29,088,681
Coca-Cola Icecek Sanayi A/S	325,515	7,041,403
Diageo PLC sponsored ADR	240,942	27,489,073
Embotelladora Andina SA sponsored ADR	369,627	6,283,659
Monster Beverage Corp. (a)	405,800	43,968,430
Pernod Ricard SA	250,679	27,985,606
Remy Cointreau SA	259,145	17,359,701
The Coca-Cola Co.	4,075,306	172,059,419
		331,275,972
Food & Staples Retailing - 2.5%
CVS Health Corp.	1,932,964	186,163,763
Kroger Co.	2,175,182	139,668,436
Sysco Corp.	1,000,096	39,693,810
Wal-Mart Stores, Inc.	927,991	79,695,867
Whole Foods Market, Inc.	892,000	44,974,640
		490,196,516
Food Products - 1.1%
Bunge Ltd.	435,412	39,583,305
Keurig Green Mountain, Inc.	346,419	45,864,144
Mead Johnson Nutrition Co. Class A	713,789	71,764,346
Nestle SA	365,668	26,657,568
The Hershey Co.	384,400	39,950,692
		223,820,055
Household Products - 1.8%
Procter & Gamble Co.	3,933,484	358,301,058
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	347,400	26,471,880
L'Oreal SA	73,300	12,355,445
		38,827,325
Tobacco - 2.3%
Altria Group, Inc.	4,021,854	198,156,747
British American Tobacco PLC sponsored ADR	2,050,779	221,114,992
Philip Morris International, Inc.	190,313	15,500,994
Souza Cruz SA	990,300	7,197,576
		441,970,309
TOTAL CONSUMER STAPLES		1,884,391,235
Common Stocks - continued
	Shares	Value
ENERGY - 8.0%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	611,600	$ 34,292,412
C&J Energy Services, Inc. (a)	1,124,639	14,856,481
Dril-Quip, Inc. (a)	345,092	26,478,909
FMC Technologies, Inc. (a)	734,829	34,419,390
Halliburton Co.	1,607,882	63,237,999
Independence Contract Drilling, Inc.	1,223,029	6,384,211
Oceaneering International, Inc.	587,162	34,530,997
		214,200,399
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	1,600,352	132,029,040
BG Group PLC	1,907,736	25,528,752
Cabot Oil & Gas Corp.	1,841,335	54,521,929
Chevron Corp.	2,765,000	310,177,700
Cimarex Energy Co.	578,600	61,331,600
EOG Resources, Inc.	912,374	84,002,274
EP Energy Corp. (d)	1,629,389	17,010,821
Exxon Mobil Corp.	2,040,502	188,644,410
Kinder Morgan Holding Co. LLC	2,979,643	126,068,695
Memorial Resource Development Corp.	1,311,400	23,644,542
Noble Energy, Inc.	1,911,000	90,638,730
Parsley Energy, Inc. Class A	850,651	13,576,390
Phillips 66 Co.	1,226,139	87,914,166
Phillips 66 Partners LP	10,859	748,511
Plains GP Holdings LP Class A	250,100	6,422,568
PrairieSky Royalty Ltd. (d)	408,150	10,750,034
Suncor Energy, Inc.	2,288,295	72,678,676
Valero Energy Partners LP	577,600	24,981,200
Whiting Petroleum Corp. (a)	897,786	29,626,938
		1,360,296,976
TOTAL ENERGY		1,574,497,375
FINANCIALS - 16.3%
Banks - 7.5%
Bank of America Corp.	21,524,614	385,075,344
Citigroup, Inc.	6,893,550	373,009,991
Huntington Bancshares, Inc.	8,146,881	85,705,188
JPMorgan Chase & Co.	5,131,506	321,129,645
Societe Generale Series A	730,198	30,916,327
SunTrust Banks, Inc.	1,152,825	48,303,368
Synovus Financial Corp.	979,123	26,524,442
U.S. Bancorp	4,801,344	215,820,413
		1,486,484,718
Capital Markets - 2.2%
Ameriprise Financial, Inc.	363,743	48,105,012
BlackRock, Inc. Class A	277,213	99,120,280
Carlyle Group LP	214,600	5,901,500
E*TRADE Financial Corp. (a)	1,553,878	37,689,311

	Shares	Value
Goldman Sachs Group, Inc.	340,400	$ 65,979,732
Invesco Ltd.	579,757	22,911,997
Northern Trust Corp.	471,064	31,749,714
Oaktree Capital Group LLC Class A	331,134	17,162,675
State Street Corp.	948,000	74,418,000
The Blackstone Group LP	754,837	25,536,136
		428,574,357
Consumer Finance - 2.3%
Capital One Financial Corp.	3,962,348	327,091,827
Navient Corp.	2,468,076	53,335,122
SLM Corp.	4,666,176	47,548,333
Springleaf Holdings, Inc. (a)	653,700	23,644,329
		451,619,611
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc.:
Class A (a)	47	10,622,000
Class B (a)	610,500	91,666,575
IntercontinentalExchange Group, Inc.	184,209	40,395,192
KBC Ancora (a)	401,778	12,975,917
		155,659,684
Insurance - 1.9%
Direct Line Insurance Group PLC	7,642,000	34,696,222
Fairfax Financial Holdings Ltd. (sub. vtg.)	92,700	48,574,545
Marsh & McLennan Companies, Inc.	1,401,670	80,231,591
MetLife, Inc.	1,510,487	81,702,242
Principal Financial Group, Inc.	402,500	20,905,850
The Chubb Corp.	694,000	71,808,180
The Travelers Companies, Inc.	102,141	10,811,625
Unum Group	627,800	21,897,664
		370,627,919
Real Estate Investment Trusts - 1.2%
Altisource Residential Corp. Class B	2,095,782	40,658,171
American Tower Corp.	83,957	8,299,149
Boston Properties, Inc.	442,500	56,945,325
Digital Realty Trust, Inc.	705,000	46,741,500
Outfront Media, Inc.	420,614	11,289,280
Piedmont Office Realty Trust, Inc. Class A	338,687	6,380,863
Senior Housing Properties Trust (SBI)	538,912	11,915,344
Sun Communities, Inc.	772,269	46,691,384
		228,921,016
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	2,001,689	68,557,848
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. (a)(d)	886,300	13,383,130
TOTAL FINANCIALS		3,203,828,283
HEALTH CARE - 14.2%
Biotechnology - 4.6%
Actelion Ltd.	168,260	19,513,557
Alexion Pharmaceuticals, Inc. (a)	693,832	128,379,735
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Amgen, Inc.	1,150,920	$ 183,330,047
Biogen Idec, Inc. (a)	419,931	142,545,578
BioMarin Pharmaceutical, Inc. (a)	405,093	36,620,407
Celgene Corp. (a)	1,337,300	149,590,378
Gilead Sciences, Inc. (a)	1,985,061	187,111,850
Vertex Pharmaceuticals, Inc. (a)	456,200	54,196,560
		901,288,112
Health Care Equipment & Supplies - 2.3%
Boston Scientific Corp. (a)	9,296,949	123,184,574
Covidien PLC	770,090	78,764,805
Edwards Lifesciences Corp. (a)	248,842	31,697,494
Medtronic, Inc.	2,232,900	161,215,380
Quidel Corp. (a)(d)	405,931	11,739,525
The Cooper Companies, Inc.	289,420	46,912,088
		453,513,866
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc. (a)	2,278,733	83,561,139
Cigna Corp.	1,006,926	103,622,755
HCA Holdings, Inc. (a)	1,095,114	80,370,416
Henry Schein, Inc. (a)	342,041	46,568,882
McKesson Corp.	779,300	161,767,094
		475,890,286
Health Care Technology - 0.0%
Veeva Systems, Inc. Class A (a)(d)	87,210	2,303,216
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	1,422,300	58,228,962
Fluidigm Corp. (a)	312,345	10,535,397
Thermo Fisher Scientific, Inc.	917,413	114,942,675
		183,707,034
Pharmaceuticals - 4.0%
AbbVie, Inc.	871,221	57,012,702
Actavis PLC (a)	754,252	194,152,007
Allergan, Inc.	338,400	71,940,456
Bristol-Myers Squibb Co.	2,971,405	175,402,037
Mallinckrodt PLC (a)	602,466	59,662,208
Merck & Co., Inc.	1,024,805	58,198,676
Roche Holding AG (participation certificate)	152,274	41,257,455
Shire PLC	826,974	58,632,493
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,296,300	74,550,213
		790,808,247
TOTAL HEALTH CARE		2,807,510,761

	Shares	Value
INDUSTRIALS - 9.3%
Aerospace & Defense - 1.2%
Meggitt PLC	11,838,373	$ 95,762,185
TransDigm Group, Inc.	712,863	139,970,650
		235,732,835
Air Freight & Logistics - 0.5%
FedEx Corp.	526,592	91,447,967
Electrical Equipment - 1.8%
Acuity Brands, Inc.	388,381	54,400,527
AMETEK, Inc.	4,362,549	229,600,954
Hubbell, Inc. Class B	767,853	82,029,736
		366,031,217
Industrial Conglomerates - 2.2%
Danaher Corp.	2,704,521	231,804,495
Roper Industries, Inc.	1,244,004	194,500,025
		426,304,520
Machinery - 1.0%
Deere & Co.	1,076,200	95,211,414
Pall Corp.	674,300	68,245,903
WABCO Holdings, Inc. (a)	415,300	43,515,134
		206,972,451
Professional Services - 0.6%
Verisk Analytics, Inc. (a)	1,903,628	121,927,373
Road & Rail - 1.6%
CSX Corp.	3,450,500	125,011,615
J.B. Hunt Transport Services, Inc.	2,243,233	188,992,380
		314,003,995
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	2,472,897	72,925,733
TOTAL INDUSTRIALS		1,835,346,091
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 2.2%
Cisco Systems, Inc.	5,225,039	145,334,460
Juniper Networks, Inc.	326,715	7,292,279
QUALCOMM, Inc.	3,660,035	272,050,402
		424,677,141
Electronic Equipment & Components - 0.7%
Keysight Technologies, Inc. (a)	607,341	20,509,906
Samsung SDI Co. Ltd.	90,320	9,490,559
TE Connectivity Ltd.	1,195,964	75,644,723
Trimble Navigation Ltd. (a)	880,900	23,379,086
		129,024,274
Internet Software & Services - 4.9%
58.com, Inc. ADR (a)	368,337	15,304,402
Benefitfocus, Inc. (a)(d)	72,441	2,378,962
ChannelAdvisor Corp. (a)	814,795	17,583,276
Cvent, Inc. (a)	1,811,413	50,429,738
Demandware, Inc. (a)	328,160	18,882,326
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Endurance International Group Holdings, Inc. (a)	337,674	$ 6,223,332
Facebook, Inc. Class A (a)	3,018,876	235,532,706
Five9, Inc.	1,370,000	6,137,600
Google, Inc. Class C (a)	769,484	405,056,378
HomeAway, Inc. (a)	1,116,062	33,236,326
Millennial Media, Inc. (a)	193,883	310,213
Opower, Inc. (d)	1,937,726	27,573,841
Twitter, Inc. (a)	267,500	9,595,225
Wix.com Ltd. (a)	421,665	8,854,965
Yahoo!, Inc. (a)	2,337,758	118,080,157
Zoopla Property Group PLC (d)	4,269,700	13,076,592
		968,256,039
IT Services - 0.9%
Fidelity National Information Services, Inc.	187,600	11,668,720
Lionbridge Technologies, Inc. (a)	796,595	4,580,421
Total System Services, Inc.	1,131,700	38,432,532
Visa, Inc. Class A	499,234	130,899,155
		185,580,828
Semiconductors & Semiconductor Equipment - 2.1%
Marvell Technology Group Ltd.	3,614,500	52,410,250
Micron Technology, Inc. (a)	800,300	28,018,503
NVIDIA Corp.	1,992,200	39,943,610
NXP Semiconductors NV (a)	1,475,270	112,710,628
RF Micro Devices, Inc. (a)	10,702,500	177,554,475
TriQuint Semiconductor, Inc. (a)	272,500	7,507,375
		418,144,841
Software - 3.1%
Activision Blizzard, Inc.	485,200	9,776,780
Adobe Systems, Inc. (a)	1,462,229	106,304,048
Autodesk, Inc. (a)	984,000	59,099,040
CommVault Systems, Inc. (a)	287,252	14,848,056
Covisint Corp. (a)	393,800	1,043,570
Fleetmatics Group PLC (a)	422,700	15,001,623
Imperva, Inc. (a)	1,169,547	57,810,708
Informatica Corp. (a)	460,200	17,549,727
Intuit, Inc.	1,016,102	93,674,443
Oracle Corp.	1,549,593	69,685,197
Qlik Technologies, Inc. (a)	283,059	8,743,693
salesforce.com, Inc. (a)	1,851,857	109,833,639
Xero Ltd. (a)(d)	1,192,730	15,025,783
Xero Ltd. (a)	496,188	6,250,881
Yodlee, inc. (d)	511,243	6,237,165
Zendesk, Inc.	674,333	16,433,495
		607,317,848
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	6,627,692	731,564,645
Electronics for Imaging, Inc. (a)	778,709	33,352,106

	Shares	Value
Hewlett-Packard Co.	3,362,900	$ 134,953,177
Samsung Electronics Co. Ltd.	55,356	66,885,524
		966,755,452
TOTAL INFORMATION TECHNOLOGY		3,699,756,423
MATERIALS - 4.1%
Chemicals - 3.4%
Airgas, Inc.	1,530,755	176,312,361
Cabot Corp.	268,007	11,754,787
CF Industries Holdings, Inc.	111,400	30,360,956
E.I. du Pont de Nemours & Co.	1,199,600	88,698,424
Eastman Chemical Co.	667,441	50,632,074
Ecolab, Inc.	995,000	103,997,400
FMC Corp.	785,932	44,821,702
LyondellBasell Industries NV Class A	548,124	43,515,564
Methanex Corp.	384,177	17,648,069
Monsanto Co.	648,776	77,509,269
W.R. Grace & Co. (a)	333,922	31,852,820
		677,103,426
Construction Materials - 0.1%
Eagle Materials, Inc.	322,700	24,534,881
Containers & Packaging - 0.4%
Graphic Packaging Holding Co. (a)	1,556,733	21,202,703
Rock-Tenn Co. Class A	781,296	47,643,430
		68,846,133
Metals & Mining - 0.2%
Nucor Corp.	797,000	39,092,850
TOTAL MATERIALS		809,577,290
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.4%
Cogent Communications Group, Inc.	130,900	4,632,551
inContact, Inc. (a)	1,403,117	12,333,398
Level 3 Communications, Inc. (a)	657,786	32,481,473
Verizon Communications, Inc.	5,082,461	237,757,526
		287,204,948
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	1,240,801	33,427,179
Telephone & Data Systems, Inc.	226,711	5,724,453
		39,151,632
TOTAL TELECOMMUNICATION SERVICES		326,356,580
UTILITIES - 3.1%
Electric Utilities - 1.3%
Edison International	555,126	36,349,650
Exelon Corp.	1,714,292	63,565,947
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
NextEra Energy, Inc.	968,400	$ 102,931,236
PPL Corp.	1,503,800	54,633,054
		257,479,887
Gas Utilities - 0.2%
National Fuel Gas Co.	479,975	33,372,662
Independent Power and Renewable Electricity Producers - 0.0%
NextEra Energy Partners LP	89,500	3,020,625
Independent Power Producers & Renewable Electricity Producers - 0.3%
Calpine Corp. (a)	271,800	6,014,934
NRG Energy, Inc.	1,395,352	37,604,736
The AES Corp.	919,742	12,664,847
		56,284,517
Multi-Utilities - 1.3%
Dominion Resources, Inc.	1,226,031	94,281,784
NiSource, Inc.	1,099,277	46,631,330
PG&E Corp.	700,034	37,269,810
Sempra Energy	722,050	80,407,488
		258,590,412
TOTAL UTILITIES		608,748,103
TOTAL COMMON STOCKS (Cost $14,713,889,535)		19,357,546,903
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MongoDB, Inc. Series F, 8.00% (a)(g)	299,866	3,169,584
Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Beverages - 0.1%
Ambev SA sponsored ADR	1,581,050	9,834,131
TOTAL PREFERRED STOCKS (Cost $11,331,267)		13,003,715
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.03% 1/2/15 to 2/5/15 (e) (Cost $7,549,895)	$ 7,550,000	7,549,909
Money Market Funds - 2.2%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	342,563,532	$ 342,563,532
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	82,609,854	82,609,854
TOTAL MONEY MARKET FUNDS (Cost $425,173,386)		425,173,386
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $15,157,944,083)		19,803,273,913
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(97,458,238)
NET ASSETS - 100%		$ 19,705,815,675
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
722 CME E-mini S&P 500 Index Contracts (United States)	March 2015	$ 74,091,640	$ 1,189,010
The face value of futures purchased as a percentage of net assets is 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,504,934.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,420,590 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$ 1,549,500
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 5,014,998
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 326,390
Fidelity Securities Lending Cash Central Fund	1,712,365
Total	$ 2,038,755
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,607,534,762	$ 2,601,283,756	$ -	$ 6,251,006
Consumer Staples	1,894,225,366	1,838,479,117	55,746,249	-
Energy	1,574,497,375	1,548,968,623	25,528,752	-
Financials	3,203,828,283	3,203,828,283	-	-
Health Care	2,807,510,761	2,707,620,813	99,889,948	-
Industrials	1,835,346,091	1,835,346,091	-	-
Information Technology	3,702,926,007	3,623,380,340	76,376,083	3,169,584
Materials	809,577,290	809,577,290	-	-
Telecommunication Services	326,356,580	326,356,580	-	-
Utilities	608,748,103	608,748,103	-	-
U.S. Government and Government Agency Obligations	7,549,909	-	7,549,909	-
Money Market Funds	425,173,386	425,173,386	-	-
Total Investments in Securities:	$ 19,803,273,913	$ 19,528,762,382	$ 265,090,941	$ 9,420,590
Derivative Instruments:
Assets
Futures Contracts	$ 1,189,010	$ 1,189,010	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,189,010	$ -
Total Value of Derivatives	$ 1,189,010	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $81,008,772) - See accompanying schedule: Unaffiliated issuers (cost $14,732,770,697)	$ 19,378,100,527
Fidelity Central Funds (cost $425,173,386)	425,173,386
Total Investments (cost $15,157,944,083)		$ 19,803,273,913
Receivable for investments sold		37,707,614
Receivable for fund shares sold		4,905,819
Dividends receivable		19,805,821
Distributions receivable from Fidelity Central Funds		151,883
Prepaid expenses		39,291
Other receivables		930,402
Total assets		19,866,814,743

Liabilities
Payable to custodian bank	$ 1,219,356
Payable for investments purchased	44,381,561
Payable for fund shares redeemed	18,768,612
Accrued management fee	8,997,864
Distribution and service plan fees payable	1,965,336
Payable for daily variation margin for derivative instruments	877,230
Other affiliated payables	1,303,547
Other payables and accrued expenses	875,708
Collateral on securities loaned, at value	82,609,854
Total liabilities		160,999,068

Net Assets		$ 19,705,815,675
Net Assets consist of:
Paid in capital		$13,493,088,777
Undistributed net investment income		1,449,774
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,564,859,595
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,646,417,529
Net Assets		$ 19,705,815,675

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($8,005,930,053 ÷ 214,296,825 shares)	$ 37.36

Service Class: Net Asset Value, offering price and redemption price per share ($1,714,614,580 ÷ 46,055,868 shares)	$ 37.23

Service Class 2: Net Asset Value, offering price and redemption price per share ($8,764,265,589 ÷ 238,822,017 shares)	$ 36.70

Service Class 2R: Net Asset Value, offering price and redemption price per share ($10,413,030 ÷ 284,244 shares)	$ 36.63

Investor Class: Net Asset Value, offering price and redemption price per share ($1,210,592,423 ÷ 32,533,687 shares)	$ 37.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 310,164,899
Interest		39,625
Income from Fidelity Central Funds		2,038,755
Total income		312,243,279

Expenses
Management fee	$ 104,864,189
Transfer agent fees	13,416,903
Distribution and service plan fees	22,946,364
Accounting and security lending fees	1,674,900
Custodian fees and expenses	316,415
Independent trustees' compensation	78,716
Appreciation in deferred trustee compensation account	49
Audit	103,929
Legal	77,141
Tax expense	585
Miscellaneous	143,626
Total expenses before reductions	143,622,817
Expense reductions	(533,316)	143,089,501
Net investment income (loss)		169,153,778
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,170,955,181
Foreign currency transactions	(279,372)
Futures contracts	16,836,644
Total net realized gain (loss)		2,187,512,453
Change in net unrealized appreciation (depreciation) on: Investment securities	(224,164,915)
Assets and liabilities in foreign currencies	(101,943)
Futures contracts	(3,543,973)
Total change in net unrealized appreciation (depreciation)		(227,810,831)
Net gain (loss)		1,959,701,622
Net increase (decrease) in net assets resulting from operations		$ 2,128,855,400

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 169,153,778	$ 161,442,651
Net realized gain (loss)	2,187,512,453	2,522,120,761
Change in net unrealized appreciation (depreciation)	(227,810,831)	2,047,868,434
Net increase (decrease) in net assets resulting from operations	2,128,855,400	4,731,431,846
Distributions to shareholders from net investment income	(161,948,221)	(163,378,711)
Distributions to shareholders from net realized gain	(388,082,984)	(4,947,835)
Total distributions	(550,031,205)	(168,326,546)
Share transactions - net increase (decrease)	(730,491,919)	(1,968,972,139)
Redemption fees	13	359
Total increase (decrease) in net assets	848,332,289	2,594,133,520

Net Assets
Beginning of period	18,857,483,386	16,263,349,866
End of period (including undistributed net investment income of $1,449,774 and distributions in excess of net investment income of $633,692, respectively)	$ 19,705,815,675	$ 18,857,483,386

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 34.35	$ 26.44	$ 23.02	$ 23.88	$ 20.62
Income from Investment Operations
Net investment income (loss) C	.36	.32	.32	.25	.23
Net realized and unrealized gain (loss)	3.76	7.94	3.46	(.86)	3.31
Total from investment operations	4.12	8.26	3.78	(.61)	3.54
Distributions from net investment income	(.36)	(.34)	(.34) F	(.25)	(.27)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.11)	(.35)	(.36) I	(.25)	(.28)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 37.36	$ 34.35	$ 26.44	$ 23.02	$ 23.88
Total ReturnA, B	11.94%	31.29%	16.42%	(2.53)%	17.22%
Ratios to Average Net Assets D, G
Expenses before reductions	.63%	.64%	.64%	.65%	.65%
Expenses net of fee waivers, if any	.63%	.63%	.64%	.64%	.65%
Expenses net of all reductions	.63%	.62%	.63%	.63%	.63%
Net investment income (loss)	1.01%	1.05%	1.27%	1.03%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,005,930	$ 7,654,305	$ 6,440,357	$ 6,113,440	$ 7,160,125
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 34.24	$ 26.36	$ 22.95	$ 23.81	$ 20.55
Income from Investment Operations
Net investment income (loss) C	.33	.29	.30	.22	.20
Net realized and unrealized gain (loss)	3.73	7.91	3.44	(.85)	3.31
Total from investment operations	4.06	8.20	3.74	(.63)	3.51
Distributions from net investment income	(.32)	(.31)	(.32) F	(.23)	(.24)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.07)	(.32)	(.33)	(.23)	(.25)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 37.23	$ 34.24	$ 26.36	$ 22.95	$ 23.81
Total ReturnA, B	11.82%	31.14%	16.31%	(2.64)%	17.11%
Ratios to Average Net Assets D, G
Expenses before reductions	.73%	.74%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.73%	.73%	.74%	.74%	.75%
Expenses net of all reductions	.73%	.72%	.73%	.73%	.73%
Net investment income (loss)	.91%	.95%	1.16%	.93%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,714,615	$ 1,688,448	$ 1,374,781	$ 1,277,101	$ 1,379,305
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 33.77	$ 26.00	$ 22.64	$ 23.49	$ 20.29
Income from Investment Operations
Net investment income (loss) C	.27	.24	.26	.18	.17
Net realized and unrealized gain (loss)	3.68	7.80	3.39	(.84)	3.26
Total from investment operations	3.95	8.04	3.65	(.66)	3.43
Distributions from net investment income	(.27)	(.26)	(.28) F	(.19)	(.22)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.02)	(.27)	(.29)	(.19)	(.23)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 36.70	$ 33.77	$ 26.00	$ 22.64	$ 23.49
Total ReturnA, B	11.65%	30.95%	16.14%	(2.78)%	16.93%
Ratios to Average Net Assets D, G
Expenses before reductions	.88%	.89%	.89%	.90%	.90%
Expenses net of fee waivers, if any	.88%	.88%	.89%	.89%	.90%
Expenses net of all reductions	.88%	.87%	.88%	.88%	.88%
Net investment income (loss)	.76%	.80%	1.02%	.78%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,764,266	$ 8,472,780	$ 7,740,640	$ 6,980,191	$ 7,627,793
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 33.70	$ 25.96	$ 22.60	$ 23.44	$ 20.24
Income from Investment Operations
Net investment income (loss) C	.27	.24	.26	.18	.17
Net realized and unrealized gain (loss)	3.67	7.77	3.39	(.84)	3.25
Total from investment operations	3.94	8.01	3.65	(.66)	3.42
Distributions from net investment income	(.26)	(.26)	(.27) F	(.18)	(.21)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.01)	(.27)	(.29) I	(.18)	(.22)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 36.63	$ 33.70	$ 25.96	$ 22.60	$ 23.44
Total ReturnA, B	11.66%	30.90%	16.15%	(2.79)%	16.94%
Ratios to Average Net Assets D, G
Expenses before reductions	.88%	.89%	.89%	.90%	.90%
Expenses net of fee waivers, if any	.88%	.88%	.89%	.89%	.90%
Expenses net of all reductions	.88%	.87%	.88%	.88%	.88%
Net investment income (loss)	.76%	.80%	1.02%	.78%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,413	$ 10,592	$ 8,727	$ 8,042	$ 10,942
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 34.22	$ 26.35	$ 22.94	$ 23.80	$ 20.56
Income from Investment Operations
Net investment income (loss) C	.33	.29	.30	.23	.21
Net realized and unrealized gain (loss)	3.74	7.91	3.45	(.86)	3.30
Total from investment operations	4.07	8.20	3.75	(.63)	3.51
Distributions from net investment income	(.33)	(.32)	(.32) F	(.23)	(.26)
Distributions from net realized gain	(.75)	(.01)	(.01) F	-	(.01)
Total distributions	(1.08)	(.33)	(.34) I	(.23)	(.27)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 37.21	$ 34.22	$ 26.35	$ 22.94	$ 23.80
Total ReturnA, B	11.85%	31.15%	16.34%	(2.62)%	17.10%
Ratios to Average Net Assets D, G
Expenses before reductions	.71%	.72%	.73%	.73%	.74%
Expenses net of fee waivers, if any	.71%	.71%	.73%	.73%	.73%
Expenses net of all reductions	.71%	.71%	.71%	.71%	.72%
Net investment income (loss)	.93%	.97%	1.18%	.94%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,210,592	$ 1,031,358	$ 698,845	$ 577,021	$ 570,841
Portfolio turnover rateE	74%	86%	87%	135%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.34 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30, 2015, shares of Service Class 2R will be converted to shares of Service Class 2. After the effective date, Service Class 2R will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,016,381,566
Gross unrealized depreciation	(410,297,889)
Net unrealized appreciation (depreciation) on securities	$ 4,606,083,677

Tax Cost	$ 15,197,190,236

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,682,932
Undistributed long-term capital gain	$ 1,595,790,260
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,605,982,364

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 550,031,205	$ 168,326,546

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $16,836,644 and a change in net unrealized appreciation (depreciation) of $(3,543,973) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,953,815,966 and $15,057,627,111, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,682,947
Service Class 2	21,237,086
Service Class 2R	26,331
$ 22,946,364

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 5,097,639
Service Class	1,105,772
Service Class 2	5,571,265
Service Class 2R	6,890
Investor Class	1,635,337
$ 13,416,903

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $220,601 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30,220 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $577,738. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,712,365, including $34,370 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $533,290 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $26.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 74,463,277	$ 74,639,848
Service Class	14,364,873	15,078,586
Service Class 2	62,622,769	64,224,245
Service Class 2R	73,371	82,385
Investor Class	10,423,931	9,353,647
Total	$ 161,948,221	$ 163,378,711
From net realized gain
Initial Class	$ 156,226,874	$ 1,987,452
Service Class	33,622,782	442,043
Service Class 2	174,366,001	2,249,098
Service Class 2R	208,163	2,841
Investor Class	23,659,164	266,401
Total	$ 388,082,984	$ 4,947,835

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	10,169,551	8,443,448	$ 365,094,273	$ 260,463,356
Reinvestment of distributions	6,099,687	2,327,682	230,690,151	76,627,300
Shares redeemed	(24,801,841)	(31,488,580)	(891,153,398)	(952,835,862)
Net increase (decrease)	(8,532,603)	(20,717,450)	$ (295,368,974)	$ (615,745,206)
Service Class
Shares sold	1,837,138	3,357,075	$ 66,530,853	$ 99,734,652
Reinvestment of distributions	1,273,220	473,046	47,987,655	15,520,629
Shares redeemed	(6,372,556)	(6,669,302)	(228,362,389)	(202,333,378)
Net increase (decrease)	(3,262,198)	(2,839,181)	$ (113,843,881)	$ (87,078,097)
Service Class 2
Shares sold	19,214,314	20,920,336	$ 682,228,630	$ 626,652,763
Reinvestment of distributions	6,379,240	2,054,182	236,988,770	66,473,343
Shares redeemed	(37,694,574)	(69,773,617)	(1,326,668,678)	(2,068,437,076)
Net increase (decrease)	(12,101,020)	(46,799,099)	$ (407,451,278)	$ (1,375,310,970)
Service Class 2R
Shares sold	17,673	46,981	$ 616,867	$ 1,393,336
Reinvestment of distributions	7,591	2,639	281,534	85,226
Shares redeemed	(55,287)	(71,564)	(1,946,621)	(2,147,878)
Net increase (decrease)	(30,023)	(21,944)	$ (1,048,220)	$ (669,316)
Investor Class
Shares sold	2,779,701	4,323,390	$ 99,365,365	$ 130,507,518
Reinvestment of distributions	904,781	293,384	34,083,095	9,620,048
Shares redeemed	(1,288,330)	(1,000,682)	(46,228,026)	(30,296,116)
Net increase (decrease)	2,396,152	3,616,092	$ 87,220,434	$ 109,831,450

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund is carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocer, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present. Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for Peter S. Lynch and each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds]

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Service Class 2R	02/06/2015	02/06/2015	$0.003	$3.031

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $1,595,790,260, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 49% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in April 2013 and June 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Contrafund Portfolio

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2013 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Contrafund Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCONR-ANN-0215
1.811844.110

Fidelity® Variable Insurance Products:

Disciplined Small Cap Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Disciplined Small Cap Portfolio - Initial Class	5.28%	16.51%	7.80%
VIP Disciplined Small Cap Portfolio - Service Class	5.19%	16.41%	7.69%
VIP Disciplined Small Cap Portfolio - Service Class 2	4.93%	16.14%	7.48%
VIP Disciplined Small Cap Portfolio - Investor Class	5.15%	16.42%	7.70%

A From December 27, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 27, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for VIP Disciplined Small Cap Portfolio: For the year, the fund's share classes outpaced the 4.89% advance of the benchmark Russell 2000® Index. (For specific portfolio results, please refer to the performance section of this report.) Relative to its benchmark, the fund benefited from favorable security selection in the consumer discretionary and materials sectors. Stock picking in the energy sector also was helpful, although overweighting this very weak-performing group in the second half of the period, when the oil price fell, hampered our relative results. Security selection in financials also weighed on relative performance. The fund's top individual contributor was Pilgrim's (formerly Pilgrim's Pride), a leading chicken producer. Our models recommended this stock partly based on its valuation characteristics and recent growth history. We sold the fund's stake mid-year at a substantial gain. Another meaningful contributor was Inteliquint, whose shares returned 78% for the year. Our analysis concluded that this provider of telecommunication services was cheap and profitable, returning cash to shareholders via dividends. On the negative side, a handful of energy names hurt, especially Basic Energy Services and Pioneer Energy Services. These service providers to oil producers were hurt by the sharp decline in the price of oil in the year's second half. We sold Basic Energy late in the year but continued to hold Pioneer Energy. Also hampering results was an out-of-benchmark stake in Nu Skin Enterprises, a maker of anti-aging beauty products. An attractive valuation coupled with good profitability characteristics made this stock initially appealing to us. Unfortunately, disappointing earnings weighed on Nu Skin's Shares, and poor price and earnings momentum led us to liquidate our holdings in August.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.85%
Actual		$ 1,000.00	$ 1,029.40	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33
Service Class	.95%
Actual		$ 1,000.00	$ 1,029.20	$ 4.86
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Service Class 2	1.15%
Actual		$ 1,000.00	$ 1,027.30	$ 5.88
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.85
Investor Class	.93%
Actual		$ 1,000.00	$ 1,028.70	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
RF Micro Devices, Inc.	0.8	0.6
JetBlue Airways Corp.	0.8	0.0
SS&C Technologies Holdings, Inc.	0.8	0.6
Graphic Packaging Holding Co.	0.8	0.7
RLJ Lodging Trust	0.8	0.7
Dana Holding Corp.	0.7	0.7
Tenneco, Inc.	0.7	0.4
Jack in the Box, Inc.	0.7	0.6
Strategic Hotel & Resorts, Inc.	0.7	0.6
Sovran Self Storage, Inc.	0.7	0.6
	7.5
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	20.6
Information Technology	19.3	19.2
Health Care	15.9	13.8
Consumer Discretionary	13.3	12.2
Industrials	12.8	13.7
Asset Allocation (% of fund's net assets)
As of December 31, 2014*	As of June 30, 2014**
Stocks and Equity Futures 100.0%	Stocks and Equity Futures 100.1%
Short-Term Investments and Net Other Assets (Liabilities)† (0.0)%	Short-Term Investments and Net Other Assets (Liabilities)† (0.1)%
* Foreign investments 1.7%	** Foreign investments 3.0%

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 3.1%
Cooper Tire & Rubber Co.	39,376	$ 1,364,378
Dana Holding Corp.	70,242	1,527,061
Drew Industries, Inc.	6,542	334,100
Gentherm, Inc. (a)	16,790	614,850
Remy International, Inc. (d)	10,895	227,923
Standard Motor Products, Inc.	2,563	97,702
Tenneco, Inc. (a)	26,557	1,503,392
Tower International, Inc. (a)	33,869	865,353
		6,534,759
Automobiles - 0.2%
Winnebago Industries, Inc.	20,772	451,999
Distributors - 0.1%
VOXX International Corp. (a)	16,126	141,264
Diversified Consumer Services - 0.6%
Bright Horizons Family Solutions, Inc. (a)	3,921	184,326
Grand Canyon Education, Inc. (a)	3,935	183,607
K12, Inc. (a)	44,089	523,336
LifeLock, Inc. (a)	20,584	381,010
Steiner Leisure Ltd. (a)	839	38,770
		1,311,049
Hotels, Restaurants & Leisure - 3.7%
Bloomin' Brands, Inc. (a)	46,671	1,155,574
Buffalo Wild Wings, Inc. (a)	5,992	1,080,837
Cracker Barrel Old Country Store, Inc.	4,732	666,076
DineEquity, Inc.	12,975	1,344,729
Interval Leisure Group, Inc.	2,298	48,005
Isle of Capri Casinos, Inc. (a)	2,510	21,009
Jack in the Box, Inc.	18,593	1,486,696
Marriott Vacations Worldwide Corp.	18,165	1,354,019
Papa John's International, Inc.	3,873	216,113
Ruth's Hospitality Group, Inc.	22,709	340,635
Speedway Motorsports, Inc.	1,330	29,087
		7,742,780
Household Durables - 0.9%
CSS Industries, Inc.	363	10,033
Ethan Allen Interiors, Inc.	1,232	38,155
Flexsteel Industries, Inc.	18,733	604,139
La-Z-Boy, Inc.	17,797	477,671
Skullcandy, Inc. (a)	58,745	539,867
Universal Electronics, Inc. (a)	3,455	224,679
		1,894,544
Internet & Catalog Retail - 0.2%
HSN, Inc.	5,862	445,512
Leisure Products - 0.0%
Nautilus, Inc. (a)	1,965	29,829
Media - 0.4%
A.H. Belo Corp. Class A	6,636	68,882

	Shares	Value
Entravision Communication Corp. Class A	31,038	$ 201,126
Global Sources Ltd. (a)(d)	25,163	160,037
Saga Communications, Inc. Class A	409	17,783
The McClatchy Co. Class A (a)	28,843	95,759
Time, Inc.	10,084	248,167
		791,754
Multiline Retail - 0.6%
Burlington Stores, Inc. (a)	26,631	1,258,581
Specialty Retail - 2.4%
Asbury Automotive Group, Inc. (a)	606	46,008
Barnes & Noble, Inc. (a)	53,091	1,232,773
Big 5 Sporting Goods Corp.	52,110	762,369
Brown Shoe Co., Inc.	12,589	404,736
Citi Trends, Inc. (a)	2,931	74,008
Finish Line, Inc. Class A	5,132	124,759
Haverty Furniture Companies, Inc.	5,930	130,519
Outerwall, Inc. (a)	17,263	1,298,523
Select Comfort Corp. (a)	10,186	275,328
Shoe Carnival, Inc.	855	21,965
Stein Mart, Inc.	2,290	33,480
The Cato Corp. Class A (sub. vtg.)	9,851	415,515
The Children's Place Retail Stores, Inc.	877	49,989
Zumiez, Inc. (a)	4,033	155,795
		5,025,767
Textiles, Apparel & Luxury Goods - 1.1%
Culp, Inc.	554	12,011
Movado Group, Inc.	27,946	792,828
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	22,574	1,247,214
Steven Madden Ltd. (a)	3,410	108,540
Unifi, Inc. (a)	5,285	157,123
		2,317,716
TOTAL CONSUMER DISCRETIONARY		27,945,554
CONSUMER STAPLES - 4.0%
Beverages - 0.0%
National Beverage Corp. (a)	3,123	70,642
Food & Staples Retailing - 0.9%
Andersons, Inc.	15,392	817,931
Casey's General Stores, Inc.	7,177	648,227
Ingles Markets, Inc. Class A	1,705	63,238
Pantry, Inc. (a)	4,842	179,445
Weis Markets, Inc.	1,637	78,281
		1,787,122
Food Products - 2.3%
Cal-Maine Foods, Inc.	28,447	1,110,286
John B. Sanfilippo & Son, Inc.	3,505	159,478
Omega Protein Corp. (a)	85,977	908,777
Sanderson Farms, Inc. (d)	14,731	1,237,772
Seaboard Corp. (a)	27	113,345
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Seneca Foods Corp. Class A (a)	3,136	$ 84,766
TreeHouse Foods, Inc. (a)	13,383	1,144,648
		4,759,072
Household Products - 0.3%
Orchids Paper Products Co.	3,923	114,199
WD-40 Co.	6,709	570,802
		685,001
Personal Products - 0.5%
Nature's Sunshine Products, Inc.	619	9,174
Nutraceutical International Corp. (a)	879	18,951
USANA Health Sciences, Inc. (a)	10,646	1,092,173
		1,120,298
TOTAL CONSUMER STAPLES		8,422,135
ENERGY - 3.6%
Energy Equipment & Services - 1.3%
Dril-Quip, Inc. (a)	9,718	745,662
Geospace Technologies Corp. (a)	10,336	273,904
Gulf Island Fabrication, Inc.	2,573	49,890
Matrix Service Co. (a)	46,109	1,029,153
Pioneer Energy Services Corp. (a)	51,135	283,288
Tesco Corp.	30,676	393,266
		2,775,163
Oil, Gas & Consumable Fuels - 2.3%
Abraxas Petroleum Corp. (a)	119,375	350,963
Adams Resources & Energy, Inc.	227	11,339
CVR Energy, Inc.	131	5,071
Delek U.S. Holdings, Inc.	15,176	414,001
Green Plains, Inc.	50,244	1,245,046
Pacific Ethanol, Inc. (a)(d)	68,435	706,934
Rex American Resources Corp. (a)	17,883	1,108,210
Teekay Tankers Ltd. (d)	9,655	48,854
Western Refining, Inc.	27,187	1,027,125
		4,917,543
TOTAL ENERGY		7,692,706
FINANCIALS - 22.2%
Banks - 4.7%
Arrow Financial Corp.	441	12,123
BancFirst Corp.	1,225	77,653
Banner Bank	5,617	241,643
BNC Bancorp	4,462	76,791
Boston Private Financial Holdings, Inc.	7,866	105,955
Central Pacific Financial Corp.	17,336	372,724
Chemical Financial Corp.	6,431	197,046
Customers Bancorp, Inc.	12,982	252,630
Eagle Bancorp, Inc. (a)	4,295	152,558
First Bancorp, North Carolina	5,637	104,115

	Shares	Value
First Bancorp, Puerto Rico (a)	83,885	$ 492,405
First Busey Corp.	1,691	11,008
First Interstate Bancsystem, Inc.	16,088	447,568
First Merchants Corp.	18,926	430,567
Great Southern Bancorp, Inc.	1,035	41,058
Hanmi Financial Corp.	3,882	84,666
HomeTrust Bancshares, Inc. (a)	1,144	19,059
MainSource Financial Group, Inc.	1,791	37,468
Merchants Bancshares, Inc.	7,858	240,691
Old National Bancorp, Indiana	14,027	208,722
Peoples Bancorp, Inc.	3,622	93,918
Preferred Bank, Los Angeles	482	13,443
PrivateBancorp, Inc.	41,506	1,386,300
Renasant Corp.	5,417	156,714
S&T Bancorp, Inc.	644	19,198
Simmons First National Corp. Class A	789	32,073
Southwest Bancorp, Inc., Oklahoma	716	12,430
State Bank Financial Corp.	4,110	82,118
Susquehanna Bancshares, Inc.	6,892	92,560
Talmer Bancorp, Inc. Class A	34,822	488,901
Umpqua Holdings Corp.	54,332	924,187
United Community Bank, Inc.	41,911	793,794
Univest Corp. of Pennsylvania	1,203	24,349
Washington Trust Bancorp, Inc.	4,860	195,275
WesBanco, Inc.	5,590	194,532
Wilshire Bancorp, Inc.	56,927	576,671
Wintrust Financial Corp.	23,656	1,106,155
		9,799,068
Capital Markets - 2.9%
BGC Partners, Inc. Class A	71,344	652,798
Evercore Partners, Inc. Class A	248	12,988
Financial Engines, Inc. (d)	37,404	1,367,116
HFF, Inc.	24,296	872,712
Investment Technology Group, Inc. (a)	59,348	1,235,625
Manning & Napier, Inc. Class A	7,520	103,926
Marcus & Millichap, Inc. (a)	13,369	444,519
Moelis & Co. Class A	2,252	78,662
Oppenheimer Holdings, Inc. Class A (non-vtg.)	3,847	89,443
Piper Jaffray Companies (a)	20,446	1,187,708
Vector Capital Corp. rights (a)	5,673	0
Westwood Holdings Group, Inc.	1,773	109,607
		6,155,104
Consumer Finance - 1.9%
Cash America International, Inc.	26,401	597,191
Credit Acceptance Corp. (a)	4,499	613,709
Enova International, Inc. (a)	33,745	751,164
Nelnet, Inc. Class A	25,279	1,171,176
Regional Management Corp. (a)	9,210	145,610
World Acceptance Corp. (a)(d)	9,393	746,274
		4,025,124
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 0.2%
Gain Capital Holdings, Inc.	9,955	$ 89,794
Marlin Business Services Corp.	11,515	236,403
		326,197
Insurance - 3.5%
Amerisafe, Inc.	11,473	485,996
EMC Insurance Group	760	26,950
Enstar Group Ltd. (a)	659	100,755
FBL Financial Group, Inc. Class A	5,184	300,828
Federated National Holding Co.	38,142	921,511
HCI Group, Inc.	2,629	113,678
Heritage Insurance Holdings, Inc.	12,111	235,317
Hilltop Holdings, Inc. (a)	5,846	116,628
Horace Mann Educators Corp.	34,517	1,145,274
Infinity Property & Casualty Corp.	581	44,888
Maiden Holdings Ltd.	5,177	66,214
Navigators Group, Inc. (a)	4,160	305,094
Platinum Underwriters Holdings Ltd.	201	14,757
Safety Insurance Group, Inc.	5,038	322,482
Selective Insurance Group, Inc.	38,767	1,053,299
Symetra Financial Corp.	15,815	364,536
Third Point Reinsurance Ltd. (a)	3,061	44,354
United Insurance Holdings Corp.	28,618	628,165
Universal Insurance Holdings, Inc.	57,894	1,183,932
		7,474,658
Real Estate Investment Trusts - 7.3%
AG Mortgage Investment Trust, Inc.	6,011	111,624
Agree Realty Corp.	3,573	111,085
Altisource Residential Corp. Class B	36,234	702,940
American Capital Mortgage Investment Corp.	57,247	1,078,533
American Realty Capital Heathcare Trust, Inc.	2,715	32,309
Apollo Commercial Real Estate Finance, Inc.	23,110	378,080
Apollo Residential Mortgage, Inc.	28,521	449,776
Capstead Mortgage Corp.	85,939	1,055,331
Chesapeake Lodging Trust	2,766	102,923
CyrusOne, Inc.	9,888	272,414
CYS Investments, Inc.	85,553	746,022
Extra Space Storage, Inc.	18,288	1,072,408
FelCor Lodging Trust, Inc.	7,118	77,017
Glimcher Realty Trust	3,180	43,693
Government Properties Income Trust	18,449	424,511
Hatteras Financial Corp.	1,173	21,618
Invesco Mortgage Capital, Inc.	6,173	95,435
LaSalle Hotel Properties (SBI)	2,012	81,426
MFA Financial, Inc.	122,524	978,967
New Residential Investment Corp.	6,468	82,596
Potlatch Corp.	4,290	179,622
PS Business Parks, Inc.	1,194	94,971
Redwood Trust, Inc.	2,985	58,805

	Shares	Value
Resource Capital Corp.	63,249	$ 318,775
RLJ Lodging Trust	48,014	1,609,909
Saul Centers, Inc.	528	30,196
Select Income (REIT)	4,309	105,183
Sovran Self Storage, Inc.	16,581	1,446,195
Strategic Hotel & Resorts, Inc. (a)	112,219	1,484,657
Sunstone Hotel Investors, Inc.	42,024	693,816
The GEO Group, Inc.	34,267	1,383,016
Western Asset Mortgage Capital Corp. (d)	3,932	57,800
		15,381,653
Thrifts & Mortgage Finance - 1.7%
Dime Community Bancshares, Inc.	4,125	67,155
Essent Group Ltd. (a)	5,261	135,260
Farmer Mac Class C (non-vtg.)	2,831	85,893
First Defiance Financial Corp.	327	11,138
Home Loan Servicing Solutions Ltd.	61,694	1,204,267
Northwest Bancshares, Inc.	6,379	79,929
Provident Financial Services, Inc.	3,672	66,316
Radian Group, Inc. (d)	46,681	780,506
Simplicity Bancorp, Inc.	989	16,961
Waterstone Financial, Inc.	10,245	134,722
WSFS Financial Corp.	12,483	959,818
		3,541,965
TOTAL FINANCIALS		46,703,769
HEALTH CARE - 15.9%
Biotechnology - 3.9%
ACADIA Pharmaceuticals, Inc. (a)	6,267	198,977
Achillion Pharmaceuticals, Inc. (a)	3,825	46,856
Acorda Therapeutics, Inc. (a)	7,603	310,735
Adamas Pharmaceuticals, Inc.	7,058	122,597
Agios Pharmaceuticals, Inc. (a)	760	85,150
AMAG Pharmaceuticals, Inc. (a)	250	10,655
Anacor Pharmaceuticals, Inc. (a)	8,346	269,159
Ardelyx, Inc.	3,055	57,709
ARIAD Pharmaceuticals, Inc. (a)(d)	3,746	25,735
Auspex Pharmaceuticals, Inc.	278	14,589
BioCryst Pharmaceuticals, Inc. (a)(d)	11,159	135,693
Biospecifics Technologies Corp. (a)	2,971	114,740
Bluebird Bio, Inc. (a)	1,424	130,609
Celldex Therapeutics, Inc. (a)	5,003	91,305
Cepheid, Inc. (a)	6,478	350,719
Chimerix, Inc. (a)	5,975	240,554
Clovis Oncology, Inc. (a)	1,080	60,480
Dyax Corp. (a)	30,104	423,262
Emergent BioSolutions, Inc. (a)	7,555	205,723
Enanta Pharmaceuticals, Inc. (a)(d)	3,589	182,501
Exact Sciences Corp. (a)(d)	5,855	160,661
Five Prime Therapeutics, Inc. (a)	4,399	118,773
Flexion Therapeutics, Inc.	1,184	23,905
Genomic Health, Inc. (a)	1,648	52,687
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Hyperion Therapeutics, Inc. (a)	6,081	$ 145,944
Infinity Pharmaceuticals, Inc. (a)	12,161	205,399
Intrexon Corp. (a)	435	11,976
Ironwood Pharmaceuticals, Inc. Class A (a)	7,517	115,160
Isis Pharmaceuticals, Inc. (a)	12,263	757,118
Keryx Biopharmaceuticals, Inc. (a)(d)	4,206	59,515
Ligand Pharmaceuticals, Inc. Class B (a)	737	39,216
MannKind Corp. (a)(d)	8,194	42,732
Merrimack Pharmaceuticals, Inc. (a)	8,254	93,270
MiMedx Group, Inc. (a)	9,983	115,104
Neurocrine Biosciences, Inc. (a)	4,356	97,313
Novavax, Inc. (a)	11,182	66,309
NPS Pharmaceuticals, Inc. (a)	9,450	338,027
Ophthotech Corp. (a)	3,790	170,057
Opko Health, Inc. (a)(d)	12,321	123,087
Otonomy, Inc.	1,768	58,927
OvaScience, Inc. (a)	4,826	213,406
PDL BioPharma, Inc. (d)	31,736	244,685
Portola Pharmaceuticals, Inc. (a)	6,586	186,516
PTC Therapeutics, Inc. (a)	4,214	218,159
Puma Biotechnology, Inc. (a)	3,237	612,667
Receptos, Inc. (a)	3,681	450,959
Repligen Corp. (a)	10,708	212,018
Sangamo Biosciences, Inc. (a)	1,159	17,628
Synageva BioPharma Corp. (a)(d)	1,463	135,752
Ultragenyx Pharmaceutical, Inc.	840	36,859
		8,201,577
Health Care Equipment & Supplies - 4.4%
Abaxis, Inc.	1,155	65,639
Align Technology, Inc. (a)	7,229	404,173
Analogic Corp.	1,292	109,316
Angiodynamics, Inc. (a)	16,861	320,528
Atrion Corp.	374	127,164
Cantel Medical Corp.	11,264	487,281
Cryolife, Inc.	4,511	51,110
Cyberonics, Inc. (a)	22,205	1,236,374
Cynosure, Inc. Class A (a)	1,740	47,711
Exactech, Inc. (a)	4,795	113,018
Globus Medical, Inc. (a)	14,555	345,972
Greatbatch, Inc. (a)	10,880	536,384
ICU Medical, Inc. (a)	5,618	460,114
Masimo Corp. (a)	46,890	1,235,083
Merit Medical Systems, Inc. (a)	4,915	85,177
Natus Medical, Inc. (a)	34,849	1,255,958
OraSure Technologies, Inc. (a)	8,171	82,854
Steris Corp.	258	16,731
SurModics, Inc. (a)	11,678	258,084
Symmetry Surgical, Inc. (a)	4,124	32,126

	Shares	Value
Thoratec Corp. (a)	41,758	$ 1,355,465
Vascular Solutions, Inc. (a)	5,492	149,163
Zeltiq Aesthetics, Inc. (a)	19,013	530,653
		9,306,078
Health Care Providers & Services - 5.4%
Alliance Healthcare Services, Inc. (a)	32,568	683,602
AmSurg Corp. (a)	18,912	1,035,054
Centene Corp. (a)	10,617	1,102,575
Chemed Corp. (d)	4,780	505,103
Corvel Corp. (a)	9,138	340,116
Five Star Quality Care, Inc. (a)	16,180	67,147
Hanger, Inc. (a)	2,645	57,926
HealthSouth Corp.	18,135	697,472
Magellan Health Services, Inc. (a)	17,654	1,059,770
Molina Healthcare, Inc. (a)	21,228	1,136,335
National Healthcare Corp.	4,468	280,769
Owens & Minor, Inc.	5,930	208,202
PharMerica Corp. (a)	33,631	696,498
Providence Service Corp. (a)	22,815	831,379
RadNet, Inc. (a)	7,994	68,269
Select Medical Holdings Corp.	75,455	1,086,552
Team Health Holdings, Inc. (a)	25,004	1,438,480
Triple-S Management Corp. (a)	3,821	91,360
		11,386,609
Health Care Technology - 0.6%
Omnicell, Inc. (a)	34,956	1,157,743
Quality Systems, Inc.	2,754	42,935
		1,200,678
Life Sciences Tools & Services - 0.5%
Affymetrix, Inc. (a)(d)	25,069	247,431
Cambrex Corp. (a)	7,426	160,550
Luminex Corp. (a)	5,524	103,630
PAREXEL International Corp. (a)	8,440	468,926
		980,537
Pharmaceuticals - 1.1%
Akorn, Inc. (a)	4,730	171,226
Amphastar Pharmaceuticals, Inc. (a)	850	9,869
Avanir Pharmaceuticals, Inc. Class A (a)	10,815	183,314
Catalent, Inc. (a)	2,482	69,198
DepoMed, Inc. (a)	661	10,649
Impax Laboratories, Inc. (a)	11,361	359,916
Lannett Co., Inc. (a)	5,270	225,978
Nektar Therapeutics (a)	8,183	126,837
Pacira Pharmaceuticals, Inc. (a)	3,216	285,131
Pozen, Inc.	15,266	122,128
Prestige Brands Holdings, Inc. (a)	3,526	122,423
Sagent Pharmaceuticals, Inc. (a)	1,180	29,630
SciClone Pharmaceuticals, Inc. (a)	18,365	160,877
Tetraphase Pharmaceuticals, Inc. (a)	9,572	380,104
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
The Medicines Company (a)	3,827	$ 105,893
Theravance, Inc. (d)	1,915	27,097
		2,390,270
TOTAL HEALTH CARE		33,465,749
INDUSTRIALS - 12.8%
Aerospace & Defense - 2.5%
American Science & Engineering, Inc.	2,525	131,048
Astronics Corp. (a)	15,068	833,411
Curtiss-Wright Corp.	15,339	1,082,780
Esterline Technologies Corp. (a)	8,258	905,737
Moog, Inc. Class A (a)	19,530	1,445,806
Teledyne Technologies, Inc. (a)	7,437	764,077
		5,162,859
Airlines - 1.1%
Allegiant Travel Co.	1,648	247,744
JetBlue Airways Corp. (a)(d)	103,351	1,639,147
Spirit Airlines, Inc. (a)	5,974	451,515
		2,338,406
Building Products - 0.2%
American Woodmark Corp. (a)	6,861	277,459
Insteel Industries, Inc.	1,282	30,230
Universal Forest Products, Inc.	2,195	116,774
		424,463
Commercial Services & Supplies - 3.1%
ACCO Brands Corp. (a)	71,950	648,270
ARC Document Solutions, Inc. (a)	22,522	230,175
Deluxe Corp.	22,950	1,428,638
G&K Services, Inc. Class A	9,880	699,998
HNI Corp.	13,903	709,887
Kimball International, Inc. Class B	66,640	607,757
Steelcase, Inc. Class A	22,010	395,080
UniFirst Corp.	11,361	1,379,793
United Stationers, Inc.	3,144	132,551
Viad Corp.	3,949	105,280
West Corp.	7,091	234,003
		6,571,432
Construction & Engineering - 0.6%
Argan, Inc.	32,750	1,101,710
EMCOR Group, Inc.	2,575	114,562
Great Lakes Dredge & Dock Corp. (a)	1,597	13,670
MYR Group, Inc. (a)	222	6,083
		1,236,025
Machinery - 2.5%
Alamo Group, Inc.	9,723	470,982
Federal Signal Corp.	13,231	204,287
Hurco Companies, Inc.	5,754	196,154
Hyster-Yale Materials Handling Class A	12,858	941,206

	Shares	Value
Kadant, Inc.	12,494	$ 533,369
Lydall, Inc. (a)	3,180	104,368
Meritor, Inc. (a)	75,144	1,138,432
Mueller Industries, Inc.	19,772	675,016
Mueller Water Products, Inc. Class A	67,684	693,084
Standex International Corp.	4,219	325,960
Woodward, Inc.	1,414	69,611
		5,352,469
Professional Services - 1.4%
Barrett Business Services, Inc.	5,538	151,741
Exponent, Inc.	423	34,898
ICF International, Inc. (a)	1,187	48,643
Korn/Ferry International (a)	42,741	1,229,231
Resources Connection, Inc.	33,398	549,397
RPX Corp. (a)	68,907	949,538
TrueBlue, Inc. (a)	2,693	59,919
VSE Corp.	195	12,851
		3,036,218
Road & Rail - 1.4%
AMERCO	3,522	1,001,164
ArcBest Corp.	27,894	1,293,445
Old Dominion Freight Lines, Inc. (a)	8,834	685,872
		2,980,481
TOTAL INDUSTRIALS		27,102,353
INFORMATION TECHNOLOGY - 19.3%
Communications Equipment - 1.0%
Aruba Networks, Inc. (a)	57,906	1,052,731
Black Box Corp.	8,496	203,054
Communications Systems, Inc.	3,814	40,772
Comtech Telecommunications Corp.	135	4,255
Emulex Corp. (a)	4,364	24,744
Plantronics, Inc.	5,297	280,847
Polycom, Inc. (a)	31,976	431,676
		2,038,079
Electronic Equipment & Components - 3.9%
Anixter International, Inc.	14,919	1,319,735
Benchmark Electronics, Inc. (a)	48,975	1,245,924
Coherent, Inc. (a)	2,813	170,805
Daktronics, Inc.	29,508	369,145
DTS, Inc. (a)	7,944	244,278
Fabrinet (a)	5,303	94,075
Insight Enterprises, Inc. (a)	4,324	111,948
Kimball Electronics, Inc. (a)	48,915	587,958
Methode Electronics, Inc. Class A	2,493	91,019
Newport Corp. (a)	10,482	200,311
PC Connection, Inc.	791	19,419
Plexus Corp. (a)	9,566	394,215
Rofin-Sinar Technologies, Inc. (a)	2,677	77,017
Sanmina Corp. (a)	50,701	1,192,995
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
ScanSource, Inc. (a)	19,633	$ 788,461
SYNNEX Corp.	15,711	1,227,972
		8,135,277
Internet Software & Services - 1.1%
Constant Contact, Inc. (a)	31,061	1,139,939
Dice Holdings, Inc. (a)	5,233	52,382
LivePerson, Inc. (a)	2,381	33,572
LogMeIn, Inc. (a)	2,901	143,135
United Online, Inc. (a)	58,970	858,014
		2,227,042
IT Services - 3.2%
Alliance Data Systems Corp. (a)	159	45,482
Computer Task Group, Inc.	7,503	71,504
CSG Systems International, Inc.	22,332	559,863
EPAM Systems, Inc. (a)	15,737	751,442
ExlService Holdings, Inc. (a)	13,923	399,729
Global Cash Access Holdings, Inc. (a)	64,270	459,531
Higher One Holdings, Inc. (a)	6,571	27,664
Jack Henry & Associates, Inc.	17,030	1,058,244
Lionbridge Technologies, Inc. (a)	3,752	21,574
Maximus, Inc.	6,342	347,795
MoneyGram International, Inc. (a)	74,165	674,160
NCI, Inc. Class A (a)	5,940	60,647
Neustar, Inc. Class A (a)(d)	30,640	851,792
Sapient Corp. (a)	5,746	142,960
Science Applications International Corp.	13,004	644,088
Syntel, Inc. (a)	15,412	693,232
Teletech Holdings, Inc. (a)	1,690	40,019
		6,849,726
Semiconductors & Semiconductor Equipment - 3.2%
Cabot Microelectronics Corp. (a)	13,043	617,195
Cirrus Logic, Inc. (a)	21,248	500,815
Diodes, Inc. (a)	1,223	33,718
Fairchild Semiconductor International, Inc. (a)	41,523	700,908
Integrated Device Technology, Inc. (a)	22,493	440,863
International Rectifier Corp. (a)	3,428	136,777
IXYS Corp.	8,910	112,266
Lattice Semiconductor Corp. (a)	168,229	1,159,098
Pericom Semiconductor Corp. (a)	4,899	66,332
RF Micro Devices, Inc. (a)(d)	103,909	1,723,845
Synaptics, Inc. (a)	10,063	692,737
Tessera Technologies, Inc.	4,200	150,192
TriQuint Semiconductor, Inc. (a)	9,484	261,284
Ultra Clean Holdings, Inc. (a)	27,224	252,639
		6,848,669
Software - 6.0%
Advent Software, Inc.	33,663	1,031,434

	Shares	Value
Aspen Technology, Inc. (a)	38,982	$ 1,365,150
AVG Technologies NV (a)	56,665	1,118,567
Fair Isaac Corp.	1,227	88,712
Manhattan Associates, Inc. (a)	32,648	1,329,427
Monotype Imaging Holdings, Inc.	21,193	610,994
NetScout Systems, Inc. (a)	32,316	1,180,827
Pegasystems, Inc.	45,759	950,414
Progress Software Corp. (a)	29,584	799,360
QAD, Inc.:
Class A	3,042	68,810
Class B	1,886	37,550
Qualys, Inc. (a)	18,796	709,549
SS&C Technologies Holdings, Inc.	27,954	1,635,029
Take-Two Interactive Software, Inc. (a)	36,552	1,024,553
TeleCommunication Systems, Inc. Class A (a)	92,911	289,882
Vasco Data Security International, Inc. (a)	13,119	370,087
		12,610,345
Technology Hardware, Storage & Peripherals - 0.9%
QLogic Corp. (a)	97,781	1,302,443
Quantum Corp. (a)	60,472	106,431
Super Micro Computer, Inc. (a)	15,378	536,385
		1,945,259
TOTAL INFORMATION TECHNOLOGY		40,654,397
MATERIALS - 4.2%
Chemicals - 1.6%
A. Schulman, Inc.	8,109	328,658
FutureFuel Corp.	65,468	852,393
Innophos Holdings, Inc.	5,267	307,856
KMG Chemicals, Inc.	1,148	22,960
Minerals Technologies, Inc.	14,521	1,008,483
Quaker Chemical Corp.	883	81,271
Sensient Technologies Corp.	13,185	795,583
Stepan Co.	1,180	47,294
Tredegar Corp.	2,471	55,573
		3,500,071
Construction Materials - 0.0%
United States Lime & Minerals, Inc.	791	57,632
Containers & Packaging - 0.8%
Graphic Packaging Holding Co. (a)	118,286	1,611,055
Metals & Mining - 0.6%
Century Aluminum Co. (a)	44,096	1,075,942
Kaiser Aluminum Corp.	2,166	154,717
Worthington Industries, Inc.	1,574	47,362
		1,278,021
Paper & Forest Products - 1.2%
Boise Cascade Co. (a)	32,650	1,212,948
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - continued
Clearwater Paper Corp. (a)	3,637	$ 249,316
Schweitzer-Mauduit International, Inc.	24,576	1,039,565
		2,501,829
TOTAL MATERIALS		8,948,608
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
IDT Corp. Class B	15,038	305,422
Inteliquent, Inc.	64,195	1,260,148
Premiere Global Services, Inc. (a)	4,579	48,629
		1,614,199
Wireless Telecommunication Services - 0.0%
Spok Holdings, Inc.	812	14,096
TOTAL TELECOMMUNICATION SERVICES		1,628,295
UTILITIES - 1.8%
Electric Utilities - 0.2%
Cleco Corp.	3,421	186,581
IDACORP, Inc.	2,472	163,622
Spark Energy, Inc. Class A,	1,362	19,191
		369,394
Gas Utilities - 0.2%
New Jersey Resources Corp.	4,756	291,067
ONE Gas, Inc.	1,685	69,456
		360,523
Independent Power Producers & Renewable Electricity Producers - 0.5%
Black Hills Corp.	374	19,837
Dynegy, Inc. (a)	33,756	1,024,495
		1,044,332
Multi-Utilities - 0.2%
Avista Corp.	15,516	548,491
Water Utilities - 0.7%
American States Water Co.	34,496	1,299,119
California Water Service Group	2,020	49,712
Middlesex Water Co.	2,118	48,841
SJW Corp.	638	20,493
		1,418,165
TOTAL UTILITIES		3,740,905
TOTAL COMMON STOCKS (Cost $170,056,240)		206,304,471
U.S. Treasury Obligations - 0.1%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.06% 6/25/15 (e) (Cost $199,942)	$ 200,000	$ 199,923
Money Market Funds - 6.7%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	4,209,272	4,209,272
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	9,834,350	9,834,350
TOTAL MONEY MARKET FUNDS (Cost $14,043,622)		14,043,622
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $184,299,804)	220,548,016
NET OTHER ASSETS (LIABILITIES) - (4.7)%	(9,902,872)
NET ASSETS - 100%	$ 210,645,144
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
37 ICE Russell 2000 Index Contracts (United States)	March 2015	$ 4,442,590	$ 181,588
The face value of futures purchased as a percentage of net assets is 2.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $199,923.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,396
Fidelity Securities Lending Cash Central Fund	68,838
Total	$ 72,234
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 27,945,554	$ 27,945,554	$ -	$ -
Consumer Staples	8,422,135	8,422,135	-	-
Energy	7,692,706	7,692,706	-	-
Financials	46,703,769	46,703,769	-	-
Health Care	33,465,749	33,465,749	-	-
Industrials	27,102,353	27,102,353	-	-
Information Technology	40,654,397	40,654,397	-	-
Materials	8,948,608	8,948,608	-	-
Telecommunication Services	1,628,295	1,628,295	-	-
Utilities	3,740,905	3,740,905	-	-
U.S. Government and Government Agency Obligations	199,923	-	199,923	-
Money Market Funds	14,043,622	14,043,622	-	-
Total Investments in Securities:	$ 220,548,016	$ 220,348,093	$ 199,923	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 181,588	$ 181,588	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 181,588	$ -
Total Value of Derivatives	$ 181,588	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $9,482,956) - See accompanying schedule: Unaffiliated issuers (cost $170,256,182)	$ 206,504,394
Fidelity Central Funds (cost $14,043,622)	14,043,622
Total Investments (cost $184,299,804)		$ 220,548,016
Segregated cash with brokers for derivative instruments		3,865
Cash		10,686
Receivable for fund shares sold		143,478
Dividends receivable		276,335
Distributions receivable from Fidelity Central Funds		9,619
Prepaid expenses		515
Total assets		220,992,514

Liabilities
Payable for fund shares redeemed	279,503
Accrued management fee	120,733
Distribution and service plan fees payable	666
Payable for daily variation margin for derivative instruments	35,232
Other affiliated payables	29,766
Other payables and accrued expenses	47,120
Collateral on securities loaned, at value	9,834,350
Total liabilities		10,347,370

Net Assets		$ 210,645,144
Net Assets consist of:
Paid in capital		$ 175,236,364
Accumulated undistributed net realized gain (loss) on investments		(1,021,020)
Net unrealized appreciation (depreciation) on investments		36,429,800
Net Assets		$ 210,645,144

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($33,657,552 ÷ 2,253,014 shares)	$ 14.94

Service Class: Net Asset Value, offering price and redemption price per share ($320,389 ÷ 21,389 shares)	$ 14.98

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,097,044 ÷ 206,546 shares)	$ 14.99

Investor Class: Net Asset Value, offering price and redemption price per share ($173,570,159 ÷ 11,653,931 shares)	$ 14.89

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 2,705,682
Interest		122
Income from Fidelity Central Funds		72,234
Total income		2,778,038

Expenses
Management fee	$ 1,542,142
Transfer agent fees	295,008
Distribution and service plan fees	8,788
Accounting and security lending fees	86,298
Custodian fees and expenses	30,171
Independent trustees' compensation	910
Audit	50,778
Legal	659
Miscellaneous	1,330
Total expenses before reductions	2,016,084
Expense reductions	(5)	2,016,079
Net investment income (loss)		761,959
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,285,200
Futures contracts	250,051
Total net realized gain (loss)		11,535,251
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,184,071)
Futures contracts	124,430
Total change in net unrealized appreciation (depreciation)		(3,059,641)
Net gain (loss)		8,475,610
Net increase (decrease) in net assets resulting from operations		$ 9,237,569

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 761,959	$ 927,141
Net realized gain (loss)	11,535,251	16,498,681
Change in net unrealized appreciation (depreciation)	(3,059,641)	31,662,702
Net increase (decrease) in net assets resulting from operations	9,237,569	49,088,524
Distributions to shareholders from net investment income	(734,026)	(856,753)
Distributions to shareholders from net realized gain	(15,669,756)	(14,181,388)
Total distributions	(16,403,782)	(15,038,141)
Share transactions - net increase (decrease)	(17,288,259)	113,922,133
Total increase (decrease) in net assets	(24,454,472)	147,972,516

Net Assets
Beginning of period	235,099,616	87,127,100
End of period	$ 210,645,144	$ 235,099,616

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 15.40	$ 12.03	$ 10.94	$ 11.15	$ 8.91
Income from Investment Operations
Net investment income (loss) C	.06	.09	.22	.05	.04
Net realized and unrealized gain (loss)	.69	4.44	1.83	(.20)	2.24
Total from investment operations	.75	4.53	2.05	(.15)	2.28
Distributions from net investment income	(.07)	(.07)	(.25)	(.06)	(.04)
Distributions from net realized gain	(1.14)	(1.09)	(.71)	-	-
Total distributions	(1.21)	(1.16)	(.96)	(.06)	(.04)
Net asset value, end of period	$ 14.94	$ 15.40	$ 12.03	$ 10.94	$ 11.15
Total Return A, B	5.28%	38.35%	19.00%	(1.36)%	25.54%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.86%	.91%	.91%	.95%
Expenses net of fee waivers, if any	.85%	.86%	.91%	.91%	.94%
Expenses net of all reductions	.85%	.86%	.91%	.91%	.94%
Net investment income (loss)	.41%	.66%	1.80%	.47%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,658	$ 45,699	$ 20,183	$ 19,809	$ 19,742
Portfolio turnover rate E	100%	108%	99%	90%	71%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 15.44	$ 12.06	$ 10.96	$ 11.16	$ 8.92
Income from Investment Operations
Net investment income (loss) C	.05	.08	.21	.04	.03
Net realized and unrealized gain (loss)	.68	4.44	1.84	(.20)	2.23
Total from investment operations	.73	4.52	2.05	(.16)	2.26
Distributions from net investment income	(.05)	(.05)	(.24)	(.04)	(.02)
Distributions from net realized gain	(1.14)	(1.09)	(.71)	-	-
Total distributions	(1.19)	(1.14)	(.95)	(.04)	(.02)
Net asset value, end of period	$ 14.98	$ 15.44	$ 12.06	$ 10.96	$ 11.16
Total Return A, B	5.19%	38.19%	18.97%	(1.41)%	25.35%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.95%	.99%	1.01%	1.04%
Expenses net of fee waivers, if any	.95%	.95%	.99%	1.01%	1.04%
Expenses net of all reductions	.95%	.95%	.99%	1.01%	1.04%
Net investment income (loss)	.32%	.57%	1.72%	.38%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 320	$ 329	$ 279	$ 235	$ 327
Portfolio turnover rate E	100%	108%	99%	90%	71%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 15.45	$ 12.07	$ 10.96	$ 11.15	$ 8.92
Income from Investment Operations
Net investment income (loss) C	.02	.05	.18	.02	.01
Net realized and unrealized gain (loss)	.68	4.45	1.83	(.20)	2.23
Total from investment operations	.70	4.50	2.01	(.18)	2.24
Distributions from net investment income	(.02)	(.03)	(.19)	(.01)	(.01)
Distributions from net realized gain	(1.14)	(1.09)	(.71)	-	-
Total distributions	(1.16)	(1.12)	(.90)	(.01)	(.01)
Net asset value, end of period	$ 14.99	$ 15.45	$ 12.07	$ 10.96	$ 11.15
Total Return A, B	4.93%	37.96%	18.58%	(1.58)%	25.07%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.15%	1.23%	1.26%	1.28%
Expenses net of fee waivers, if any	1.14%	1.15%	1.23%	1.25%	1.25%
Expenses net of all reductions	1.14%	1.15%	1.23%	1.25%	1.25%
Net investment income (loss)	.12%	.37%	1.48%	.14%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,097	$ 4,115	$ 1,624	$ 1,656	$ 2,513
Portfolio turnover rate E	100%	108%	99%	90%	71%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 12.01	$ 10.92	$ 11.12	$ 8.89
Income from Investment Operations
Net investment income (loss) C	.05	.08	.21	.04	.03
Net realized and unrealized gain (loss)	.68	4.42	1.83	(.19)	2.23
Total from investment operations	.73	4.50	2.04	(.15)	2.26
Distributions from net investment income	(.05)	(.06)	(.24)	(.05)	(.03)
Distributions from net realized gain	(1.14)	(1.09)	(.71)	-	-
Total distributions	(1.20) F	(1.15)	(.95)	(.05)	(.03)
Net asset value, end of period	$ 14.89	$ 15.36	$ 12.01	$ 10.92	$ 11.12
Total Return A, B	5.15%	38.18%	18.96%	(1.35)%	25.44%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.94%	.98%	.99%	1.02%
Expenses net of fee waivers, if any	.93%	.93%	.98%	.98%	1.01%
Expenses net of all reductions	.93%	.93%	.98%	.98%	1.01%
Net investment income (loss)	.34%	.58%	1.73%	.40%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 173,570	$ 184,956	$ 65,042	$ 54,198	$ 49,830
Portfolio turnover rate E	100%	108%	99%	90%	71%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Total distributions of $1.20 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $1.141 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 41,890,898
Gross unrealized depreciation	(6,842,758)
Net unrealized appreciation (depreciation) on securities	$ 35,048,140

Tax Cost	$ 185,499,876

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 360,640
Net unrealized appreciation (depreciation) on securities and other investments	$ 35,048,140

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 2,689,619	$ 8,301,540
Long-term Capital Gains	13,714,163	6,736,601
Total	$ 16,403,782	$ 15,038,141

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $250,051 and a change in net unrealized appreciation (depreciation) of $124,430 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $218,208,011 and $253,128,693, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 323
Service Class 2	8,465
$ 8,788

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 28,073
Service Class	217
Service Class 2	3,872
Investor Class	262,846
$ 295,008

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $357 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $68,838.

9. Expense Reductions.

Through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 138,865	$ 184,787
Service Class	1,130	1,130
Service Class 2	3,132	7,506
Investor Class	590,899	663,330
Total	$ 734,026	$ 856,753
From net realized gain
Initial Class	$ 2,630,986	$ 2,792,903
Service Class	24,318	23,408
Service Class 2	239,244	268,065
Investor Class	12,775,208	11,097,012
Total	$ 15,669,756	$ 14,181,388

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	345,327	1,566,816	$ 5,224,865	$ 22,056,440
Reinvestment of distributions	193,300	205,297	2,769,851	2,977,690
Shares redeemed	(1,253,092)	(481,918)	(18,660,460)	(6,764,258)
Net increase (decrease)	(714,465)	1,290,195	$ (10,665,744)	$ 18,269,872
Service Class
Reinvestment of distributions	1,771	1,695	25,448	24,538
Shares redeemed	(1,695)	(3,516)	(25,448)	(54,536)
Net increase (decrease)	76	(1,821)	$ -	$ (29,998)
Service Class 2
Shares sold	63,989	217,738	$ 972,445	$ 2,920,795
Reinvestment of distributions	16,850	18,973	242,376	275,571
Shares redeemed	(140,691)	(104,805)	(2,074,222)	(1,448,600)
Net increase (decrease)	(59,852)	131,906	$ (859,401)	$ 1,747,766
Investor Class
Shares sold	1,936,337	6,636,999	$ 29,244,341	$ 93,464,777
Reinvestment of distributions	935,591	811,101	13,366,107	11,760,342
Shares redeemed	(3,261,463)	(822,368)	(48,373,562)	(11,290,626)
Net increase (decrease)	(389,535)	6,625,732	$ (5,763,114)	$ 93,934,493

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record 98% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Disciplined Small Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/06/15	02/06/15	$0.027

Service Class	02/06/15	02/06/15	$0.027

Service Class 2	02/06/15	02/06/15	$0.027

Investor Class	02/06/15	02/06/15	$0.027

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 2014, $12,545,652, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2 and Investor Class designate 1% and 100% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

VIP Disciplined Small Cap Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2013 and the total expense ratio of Service Class 2 ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Geode Capital Management, LLC

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

VDSC-ANN-0215
1.820582.109

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 Portfolio - Initial Class	13.57%	15.36%	7.62%
VIP Index 500 Portfolio - Service Class	13.46%	15.25%	7.51%
VIP Index 500 Portfolio - Service Class 2	13.29%	15.07%	7.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for VIP Index 500 Portfolio: For the 12 months ending December 31, 2014, the fund's share classes performed roughly in line with the broadly based S&P 500® Index. (For specific portfolio results, please refer to the performance section of this report.) The fund's top individual contributor by a sizable margin was Apple, the largest holding in the index. This maker of mobile devices and personal computers saw its shares gain about 41% for the year, as the company continued to generate financial results well beyond analysts' expectations. Various other technology stocks also lifted the fund's result. Semiconductor manufacturer Intel saw its stock rise 44% for the period on increased optimism about the prospects for chipmakers, as well as better-than-anticipated quarterly profits. A strong earnings picture also boosted shares of software maker Microsoft (+27%) and social-media giant Facebook (+43%). In the financials sector, Berkshire Hathaway, an insurance-focused conglomerate, also contributed. Conversely, the largest individual detractor was Internet retailer Amazon.com, which struggled to a -22% return, as the company's earnings repeatedly fell short of analysts' expectations. Another laggard was energy giant Exxon Mobil, which saw its shares return -6% as the price of oil sharply fell. Also detracting was technology consultant IBM (-12%), which in October reported weaker-than-anticipated financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.10%
Actual		$ 1,000.00	$ 1,060.60	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class	.20%
Actual		$ 1,000.00	$ 1,060.10	$ 1.04
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,059.30	$ 1.82
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.5	3.2
Exxon Mobil Corp.	2.1	2.4
Microsoft Corp.	2.1	1.8
Johnson & Johnson	1.6	1.7
Berkshire Hathaway, Inc. Class B	1.5	1.3
Wells Fargo & Co.	1.4	1.4
General Electric Co.	1.4	1.5
Procter & Gamble Co.	1.3	1.2
JPMorgan Chase & Co.	1.3	1.2
Chevron Corp.	1.1	1.4
	17.3
Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.4	18.6
Financials	16.4	15.9
Health Care	14.0	13.1
Consumer Discretionary	12.0	11.7
Industrials	10.3	10.3
Consumer Staples	9.7	9.4
Energy	8.3	10.7
Utilities	3.2	3.1
Materials	3.1	3.4
Telecommunication Services	2.2	2.4
Asset Allocation
To match the S&P® Index, the VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 12.0%
Auto Components - 0.4%
BorgWarner, Inc.	53,506	$ 2,940,155
Delphi Automotive PLC	69,673	5,066,621
Johnson Controls, Inc.	156,768	7,578,165
The Goodyear Tire & Rubber Co.	64,608	1,845,851
		17,430,792
Automobiles - 0.7%
Ford Motor Co.	905,857	14,040,784
General Motors Co.	317,590	11,087,067
Harley-Davidson, Inc.	50,419	3,323,116
		28,450,967
Distributors - 0.1%
Genuine Parts Co.	35,971	3,833,429
Diversified Consumer Services - 0.1%
H&R Block, Inc.	64,753	2,180,881
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp. unit	105,993	4,804,663
Chipotle Mexican Grill, Inc. (a)	7,298	4,995,554
Darden Restaurants, Inc.	31,215	1,830,135
Marriott International, Inc. Class A	50,011	3,902,358
McDonald's Corp.	229,020	21,459,174
Royal Caribbean Cruises Ltd.	39,300	3,239,499
Starbucks Corp.	176,094	14,448,513
Starwood Hotels & Resorts Worldwide, Inc.	42,023	3,406,805
Wyndham Worldwide Corp.	29,006	2,487,555
Wynn Resorts Ltd.	19,063	2,835,812
Yum! Brands, Inc.	102,953	7,500,126
		70,910,194
Household Durables - 0.4%
D.R. Horton, Inc.	78,077	1,974,567
Garmin Ltd. (d)	28,332	1,496,780
Harman International Industries, Inc.	16,124	1,720,592
Leggett & Platt, Inc.	32,390	1,380,138
Lennar Corp. Class A (d)	42,022	1,883,006
Mohawk Industries, Inc. (a)	14,582	2,265,460
Newell Rubbermaid, Inc.	63,790	2,429,761
PulteGroup, Inc.	78,529	1,685,232
Whirlpool Corp.	18,325	3,550,286
		18,385,822
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	89,345	27,728,221
Expedia, Inc.	23,228	1,982,742
Netflix, Inc. (a)	14,177	4,843,005
priceline.com, Inc. (a)	12,321	14,048,527
TripAdvisor, Inc. (a)	26,234	1,958,630
		50,561,125

	Shares	Value
Leisure Products - 0.1%
Hasbro, Inc. (d)	26,618	$ 1,463,724
Mattel, Inc.	79,734	2,467,369
		3,931,093
Media - 3.5%
Cablevision Systems Corp. - NY Group Class A (d)	51,512	1,063,208
CBS Corp. Class B	112,206	6,209,480
Comcast Corp. Class A	606,268	35,169,607
DIRECTV (a)	118,190	10,247,073
Discovery Communications, Inc.:
Class A (a)	34,945	1,203,855
Class C (non-vtg.) (a)	64,307	2,168,432
Gannett Co., Inc.	53,144	1,696,888
Interpublic Group of Companies, Inc.	98,385	2,043,456
News Corp. Class A (a)	117,399	1,841,990
Omnicom Group, Inc.	58,404	4,524,558
Scripps Networks Interactive, Inc.Class A (d)	23,877	1,797,222
The Walt Disney Co.	367,121	34,579,127
Time Warner Cable, Inc.	66,008	10,037,176
Time Warner, Inc.	197,317	16,854,818
Twenty-First Century Fox, Inc. Class A	436,355	16,758,214
Viacom, Inc. Class B (non-vtg.)	86,934	6,541,784
		152,736,888
Multiline Retail - 0.7%
Dollar General Corp. (a)	71,403	5,048,192
Dollar Tree, Inc. (a)	48,394	3,405,970
Family Dollar Stores, Inc.	22,604	1,790,463
Kohl's Corp.	47,537	2,901,658
Macy's, Inc.	81,253	5,342,385
Nordstrom, Inc.	33,128	2,630,032
Target Corp.	149,893	11,378,378
		32,497,078
Specialty Retail - 2.4%
AutoNation, Inc. (a)	17,572	1,061,525
AutoZone, Inc. (a)	7,540	4,668,089
Bed Bath & Beyond, Inc. (a)	43,591	3,320,326
Best Buy Co., Inc.	68,509	2,670,481
CarMax, Inc. (a)(d)	50,687	3,374,740
GameStop Corp. Class A (d)	25,536	863,117
Gap, Inc.	62,797	2,644,382
Home Depot, Inc.	310,117	32,552,981
L Brands, Inc.	57,854	5,007,264
Lowe's Companies, Inc.	228,948	15,751,622
O'Reilly Automotive, Inc. (a)	23,872	4,598,225
PetSmart, Inc.	23,394	1,901,815
Ross Stores, Inc.	49,378	4,654,370
Staples, Inc.	150,688	2,730,467
Tiffany & Co., Inc.	26,482	2,829,867
TJX Companies, Inc.	162,115	11,117,847
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Tractor Supply Co.	31,990	$ 2,521,452
Urban Outfitters, Inc. (a)	23,544	827,101
		103,095,671
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	64,853	2,435,879
Fossil Group, Inc. (a)	10,579	1,171,518
Michael Kors Holdings Ltd. (a)	48,456	3,639,046
NIKE, Inc. Class B	164,208	15,788,599
PVH Corp.	19,389	2,485,088
Ralph Lauren Corp.	14,241	2,636,864
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	39,225	2,663,378
VF Corp.	81,305	6,089,745
		36,910,117
TOTAL CONSUMER DISCRETIONARY		520,924,057
CONSUMER STAPLES - 9.7%
Beverages - 2.1%
Brown-Forman Corp. Class B (non-vtg.)	36,818	3,234,093
Coca-Cola Enterprises, Inc.	52,334	2,314,209
Constellation Brands, Inc. Class A (sub. vtg.) (a)	39,486	3,876,341
Dr. Pepper Snapple Group, Inc.	45,748	3,279,217
Molson Coors Brewing Co. Class B	37,498	2,794,351
Monster Beverage Corp. (a)	33,926	3,675,882
PepsiCo, Inc.	352,189	33,302,992
The Coca-Cola Co.	927,676	39,166,481
		91,643,566
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	103,017	14,602,660
CVS Health Corp.	269,772	25,981,741
Kroger Co.	115,564	7,420,364
Safeway, Inc.	54,222	1,904,277
Sysco Corp.	138,344	5,490,873
Wal-Mart Stores, Inc.	371,665	31,918,590
Walgreens Boots Alliance, Inc.	204,699	15,598,064
Whole Foods Market, Inc.	84,657	4,268,406
		107,184,975
Food Products - 1.6%
Archer Daniels Midland Co.	151,499	7,877,948
Campbell Soup Co.	42,156	1,854,864
ConAgra Foods, Inc.	99,971	3,626,948
General Mills, Inc.	142,076	7,576,913
Hormel Foods Corp.	31,619	1,647,350
Kellogg Co.	59,318	3,881,770
Keurig Green Mountain, Inc.	28,594	3,785,703
Kraft Foods Group, Inc.	138,563	8,682,358
McCormick & Co., Inc. (non-vtg.)	30,390	2,257,977
Mead Johnson Nutrition Co. Class A	47,542	4,779,873

	Shares	Value
Mondelez International, Inc.	395,328	$ 14,360,290
The Hershey Co.	34,837	3,620,609
The J.M. Smucker Co.	23,960	2,419,481
Tyson Foods, Inc. Class A	68,954	2,764,366
		69,136,450
Household Products - 2.0%
Clorox Co.	30,452	3,173,403
Colgate-Palmolive Co.	201,609	13,949,327
Kimberly-Clark Corp.	87,649	10,126,965
Procter & Gamble Co.	635,878	57,922,127
		85,171,822
Personal Products - 0.1%
Avon Products, Inc. (d)	102,287	960,475
Estee Lauder Companies, Inc. Class A	52,707	4,016,273
		4,976,748
Tobacco - 1.4%
Altria Group, Inc.	465,114	22,916,167
Lorillard, Inc.	84,723	5,332,466
Philip Morris International, Inc.	365,630	29,780,564
Reynolds American, Inc.	72,515	4,660,539
		62,689,736
TOTAL CONSUMER STAPLES		420,803,297
ENERGY - 8.3%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	101,821	5,709,103
Cameron International Corp. (a)	46,461	2,320,727
Diamond Offshore Drilling, Inc. (d)	15,818	580,679
Ensco PLC Class A (d)	55,136	1,651,323
FMC Technologies, Inc. (a)	55,028	2,577,512
Halliburton Co.	199,427	7,843,464
Helmerich & Payne, Inc.	25,474	1,717,457
Nabors Industries Ltd.	68,107	884,029
National Oilwell Varco, Inc.	101,322	6,639,631
Noble Corp. (d)	59,364	983,661
Schlumberger Ltd.	302,813	25,863,258
Transocean Ltd. (United States) (d)	80,127	1,468,728
		58,239,572
Oil, Gas & Consumable Fuels - 7.0%
Anadarko Petroleum Corp.	119,180	9,832,350
Apache Corp.	88,596	5,552,311
Cabot Oil & Gas Corp.	97,194	2,877,914
Chesapeake Energy Corp.	122,083	2,389,164
Chevron Corp.	444,865	49,904,956
Cimarex Energy Co.	20,532	2,176,392
ConocoPhillips Co.	289,664	20,004,196
CONSOL Energy, Inc.	54,167	1,831,386
Denbury Resources, Inc. (d)	82,966	674,514
Devon Energy Corp.	90,495	5,539,199
EOG Resources, Inc.	128,960	11,873,347
EQT Corp.	35,653	2,698,932
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	996,492	$ 92,125,685
Hess Corp.	59,801	4,414,510
Kinder Morgan Holding Co. LLC	399,846	16,917,484
Marathon Oil Corp.	158,820	4,493,018
Marathon Petroleum Corp.	65,936	5,951,383
Murphy Oil Corp.	39,263	1,983,567
Newfield Exploration Co. (a)	32,293	875,786
Noble Energy, Inc.	84,804	4,022,254
Occidental Petroleum Corp.	182,478	14,709,552
ONEOK, Inc.	48,994	2,439,411
Phillips 66 Co.	130,256	9,339,355
Pioneer Natural Resources Co.	35,039	5,215,555
QEP Resources, Inc.	39,002	788,620
Range Resources Corp.	39,700	2,121,965
Southwestern Energy Co. (a)	83,097	2,267,717
Spectra Energy Corp.	157,903	5,731,879
Tesoro Corp.	29,708	2,208,790
The Williams Companies, Inc.	158,307	7,114,317
Valero Energy Corp.	122,662	6,071,769
		304,147,278
TOTAL ENERGY		362,386,850
FINANCIALS - 16.4%
Banks - 6.0%
Bank of America Corp.	2,474,779	44,273,796
BB&T Corp.	169,504	6,592,011
Citigroup, Inc.	712,912	38,575,668
Comerica, Inc.	42,326	1,982,550
Fifth Third Bancorp	193,908	3,950,876
Huntington Bancshares, Inc.	191,651	2,016,169
JPMorgan Chase & Co.	879,688	55,050,875
KeyCorp	203,860	2,833,654
M&T Bank Corp.	31,089	3,905,400
PNC Financial Services Group, Inc.	123,828	11,296,828
Regions Financial Corp.	323,912	3,420,511
SunTrust Banks, Inc.	122,708	5,141,465
U.S. Bancorp	421,085	18,927,771
Wells Fargo & Co.	1,110,907	60,899,922
Zions Bancorporation	47,755	1,361,495
		260,228,991
Capital Markets - 2.3%
Affiliated Managers Group, Inc. (a)	13,078	2,775,675
Ameriprise Financial, Inc.	43,425	5,742,956
Bank of New York Mellon Corp.	264,908	10,747,318
BlackRock, Inc. Class A	29,977	10,718,576
Charles Schwab Corp.	270,406	8,163,557
E*TRADE Financial Corp. (a)	67,963	1,648,443
Franklin Resources, Inc.	92,272	5,109,101
Goldman Sachs Group, Inc.	95,320	18,475,876
Invesco Ltd.	101,385	4,006,735

	Shares	Value
Legg Mason, Inc.	23,631	$ 1,261,186
Morgan Stanley	359,286	13,940,297
Northern Trust Corp.	52,096	3,511,270
State Street Corp.	98,247	7,712,390
T. Rowe Price Group, Inc.	61,041	5,240,980
		99,054,360
Consumer Finance - 0.9%
American Express Co.	209,398	19,482,390
Capital One Financial Corp.	130,835	10,800,429
Discover Financial Services	106,716	6,988,831
Navient Corp.	96,534	2,086,100
		39,357,750
Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc. Class B (a)	429,129	64,433,719
CME Group, Inc.	74,513	6,605,577
IntercontinentalExchange Group, Inc.	26,523	5,816,229
Leucadia National Corp.	74,568	1,671,815
McGraw Hill Financial, Inc.	63,893	5,685,199
Moody's Corp.	43,200	4,138,992
The NASDAQ OMX Group, Inc.	27,577	1,322,593
		89,674,124
Insurance - 2.8%
ACE Ltd.	78,067	8,968,337
AFLAC, Inc.	106,035	6,477,678
Allstate Corp.	98,703	6,933,886
American International Group, Inc.	329,433	18,451,542
Aon PLC	67,100	6,363,093
Assurant, Inc.	16,533	1,131,353
Cincinnati Financial Corp.	34,631	1,794,925
Genworth Financial, Inc. Class A (a)	116,876	993,446
Hartford Financial Services Group, Inc.	101,537	4,233,078
Lincoln National Corp.	61,135	3,525,655
Loews Corp.	70,439	2,959,847
Marsh & McLennan Companies, Inc.	127,288	7,285,965
MetLife, Inc.	267,339	14,460,367
Principal Financial Group, Inc.	64,270	3,338,184
Progressive Corp.	125,878	3,397,447
Prudential Financial, Inc.	107,778	9,749,598
The Chubb Corp.	55,494	5,741,964
The Travelers Companies, Inc.	77,986	8,254,818
Torchmark Corp.	30,274	1,639,943
Unum Group	59,300	2,068,384
XL Group PLC Class A	60,728	2,087,221
		119,856,731
Real Estate Investment Trusts - 2.3%
American Tower Corp.	93,299	9,222,606
Apartment Investment & Management Co. Class A	34,408	1,278,257
AvalonBay Communities, Inc.	31,066	5,075,874
Boston Properties, Inc.	36,030	4,636,701
Crown Castle International Corp.	78,566	6,183,144
Equity Residential (SBI)	85,275	6,126,156
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Essex Property Trust, Inc.	15,048	$ 3,108,917
General Growth Properties, Inc.	147,674	4,154,070
HCP, Inc.	108,080	4,758,762
Health Care REIT, Inc.	77,111	5,834,989
Host Hotels & Resorts, Inc.	178,220	4,236,289
Iron Mountain, Inc.	43,878	1,696,323
Kimco Realty Corp.	96,827	2,434,231
Plum Creek Timber Co., Inc.	41,355	1,769,580
Prologis, Inc.	117,666	5,063,168
Public Storage	34,146	6,311,888
Simon Property Group, Inc.	73,137	13,318,979
The Macerich Co.	33,114	2,762,039
Ventas, Inc.	69,262	4,966,085
Vornado Realty Trust	41,088	4,836,468
Weyerhaeuser Co.	123,345	4,426,852
		102,201,378
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	65,798	2,253,582
Thrifts & Mortgage Finance - 0.0%
Hudson City Bancorp, Inc.	113,229	1,145,877
People's United Financial, Inc. (d)	72,449	1,099,776
		2,245,653
TOTAL FINANCIALS		714,872,569
HEALTH CARE - 14.0%
Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (a)	46,662	8,633,870
Amgen, Inc.	179,005	28,513,706
Biogen Idec, Inc. (a)	55,573	18,864,255
Celgene Corp. (a)	187,955	21,024,646
Gilead Sciences, Inc. (a)	355,027	33,464,845
Regeneron Pharmaceuticals, Inc. (a)(d)	17,465	7,165,016
Vertex Pharmaceuticals, Inc. (a)	56,601	6,724,199
		124,390,537
Health Care Equipment & Supplies - 2.2%
Abbott Laboratories	354,351	15,952,882
Baxter International, Inc.	127,542	9,347,553
Becton, Dickinson & Co.	45,177	6,286,831
Boston Scientific Corp. (a)	312,157	4,136,080
C.R. Bard, Inc.	17,626	2,936,844
CareFusion Corp. (a)	47,987	2,847,549
Covidien PLC	106,551	10,898,036
DENTSPLY International, Inc.	33,306	1,774,211
Edwards Lifesciences Corp. (a)	25,173	3,206,537
Intuitive Surgical, Inc. (a)	8,531	4,512,387
Medtronic, Inc.	231,634	16,723,975
St. Jude Medical, Inc.	67,282	4,375,348
Stryker Corp.	70,333	6,634,512

	Shares	Value
Varian Medical Systems, Inc. (a)(d)	23,528	$ 2,035,407
Zimmer Holdings, Inc.	39,853	4,520,127
		96,188,279
Health Care Providers & Services - 2.3%
Aetna, Inc.	82,791	7,354,325
AmerisourceBergen Corp.	48,891	4,408,013
Anthem, Inc.	63,524	7,983,061
Cardinal Health, Inc.	77,885	6,287,656
Cigna Corp.	61,547	6,333,802
DaVita HealthCare Partners, Inc. (a)	40,458	3,064,289
Express Scripts Holding Co. (a)	172,708	14,623,186
Humana, Inc.	36,083	5,182,601
Laboratory Corp. of America Holdings (a)	19,885	2,145,592
McKesson Corp.	54,568	11,327,225
Patterson Companies, Inc.	20,101	966,858
Quest Diagnostics, Inc.	34,012	2,280,845
Tenet Healthcare Corp. (a)	23,127	1,171,845
UnitedHealth Group, Inc.	225,863	22,832,491
Universal Health Services, Inc. Class B	21,427	2,383,968
		98,345,757
Health Care Technology - 0.1%
Cerner Corp. (a)	71,518	4,624,354
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	78,483	3,213,094
PerkinElmer, Inc.	26,582	1,162,431
Thermo Fisher Scientific, Inc.	94,135	11,794,174
Waters Corp. (a)	19,605	2,209,876
		18,379,575
Pharmaceuticals - 6.2%
AbbVie, Inc.	374,935	24,535,746
Actavis PLC (a)	62,375	16,055,949
Allergan, Inc.	70,103	14,903,197
Bristol-Myers Squibb Co.	390,352	23,042,479
Eli Lilly & Co.	230,576	15,907,438
Hospira, Inc. (a)	39,817	2,438,791
Johnson & Johnson	658,702	68,880,468
Mallinckrodt PLC (a)	27,363	2,709,758
Merck & Co., Inc.	670,883	38,099,446
Mylan, Inc. (a)	88,076	4,964,844
Perrigo Co. PLC	33,126	5,537,342
Pfizer, Inc.	1,482,705	46,186,261
Zoetis, Inc. Class A	117,974	5,076,421
		268,338,140
TOTAL HEALTH CARE		610,266,642
INDUSTRIALS - 10.3%
Aerospace & Defense - 2.6%
General Dynamics Corp.	74,087	10,195,853
Honeywell International, Inc.	184,218	18,407,063
L-3 Communications Holdings, Inc.	20,034	2,528,491
Lockheed Martin Corp.	63,194	12,169,269
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Northrop Grumman Corp.	47,536	$ 7,006,331
Precision Castparts Corp.	33,542	8,079,597
Raytheon Co.	72,545	7,847,193
Rockwell Collins, Inc.	31,289	2,643,295
Textron, Inc.	64,963	2,735,592
The Boeing Co.	156,028	20,280,519
United Technologies Corp.	199,520	22,944,800
		114,838,003
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	34,425	2,578,088
Expeditors International of Washington, Inc.	45,420	2,026,186
FedEx Corp.	62,003	10,767,441
United Parcel Service, Inc. Class B	164,019	18,233,992
		33,605,707
Airlines - 0.4%
Delta Air Lines, Inc.	196,952	9,688,069
Southwest Airlines Co.	159,725	6,759,562
		16,447,631
Building Products - 0.1%
Allegion PLC	22,529	1,249,458
Masco Corp.	83,838	2,112,718
		3,362,176
Commercial Services & Supplies - 0.4%
ADT Corp. (d)	41,070	1,487,966
Cintas Corp. (d)	22,848	1,792,197
Pitney Bowes, Inc.	47,350	1,153,920
Republic Services, Inc.	59,404	2,391,011
Stericycle, Inc. (a)	19,985	2,619,634
Tyco International Ltd.	98,475	4,319,114
Waste Management, Inc.	100,217	5,143,136
		18,906,978
Construction & Engineering - 0.1%
Fluor Corp.	36,776	2,229,729
Jacobs Engineering Group, Inc. (a)	30,721	1,372,921
Quanta Services, Inc. (a)	51,225	1,454,278
		5,056,928
Electrical Equipment - 0.6%
AMETEK, Inc.	57,876	3,046,014
Eaton Corp. PLC	111,686	7,590,181
Emerson Electric Co.	163,233	10,076,373
Rockwell Automation, Inc.	31,951	3,552,951
		24,265,519
Industrial Conglomerates - 2.3%
3M Co.	150,802	24,779,785
Danaher Corp.	143,867	12,330,841

	Shares	Value
General Electric Co.	2,363,189	$ 59,717,786
Roper Industries, Inc.	23,571	3,685,326
		100,513,738
Machinery - 1.5%
Caterpillar, Inc.	142,467	13,040,005
Cummins, Inc.	39,983	5,764,349
Deere & Co.	84,346	7,462,091
Dover Corp.	38,884	2,788,760
Flowserve Corp.	32,078	1,919,227
Illinois Tool Works, Inc.	84,641	8,015,503
Ingersoll-Rand PLC	62,456	3,959,086
Joy Global, Inc. (d)	23,104	1,074,798
PACCAR, Inc.	83,331	5,667,341
Pall Corp.	25,071	2,537,436
Parker Hannifin Corp.	34,981	4,510,800
Pentair PLC	43,958	2,919,690
Snap-On, Inc.	13,675	1,869,920
Stanley Black & Decker, Inc.	36,865	3,541,989
Xylem, Inc.	42,803	1,629,510
		66,700,505
Professional Services - 0.2%
Dun & Bradstreet Corp.	8,449	1,021,991
Equifax, Inc.	28,370	2,294,282
Nielsen Holdings B.V.	76,225	3,409,544
Robert Half International, Inc.	31,987	1,867,401
		8,593,218
Road & Rail - 1.1%
CSX Corp.	234,241	8,486,551
Kansas City Southern	25,970	3,169,119
Norfolk Southern Corp.	72,819	7,981,691
Ryder System, Inc.	12,480	1,158,768
Union Pacific Corp.	209,227	24,925,213
		45,721,342
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	64,180	3,052,401
United Rentals, Inc. (a)	23,487	2,395,909
W.W. Grainger, Inc. (d)	14,280	3,639,829
		9,088,139
TOTAL INDUSTRIALS		447,099,884
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 1.6%
Cisco Systems, Inc.	1,203,363	33,471,542
F5 Networks, Inc. (a)	17,364	2,265,394
Harris Corp.	24,616	1,767,921
Juniper Networks, Inc.	90,599	2,022,170
Motorola Solutions, Inc.	49,852	3,344,072
QUALCOMM, Inc.	391,240	29,080,869
		71,951,968
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	72,829	3,918,928
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Corning, Inc.	301,655	$ 6,916,949
FLIR Systems, Inc.	33,090	1,069,138
TE Connectivity Ltd.	95,704	6,053,278
		17,958,293
Internet Software & Services - 3.2%
Akamai Technologies, Inc. (a)	41,886	2,637,143
eBay, Inc. (a)	266,047	14,930,558
Facebook, Inc. Class A (a)	492,038	38,388,805
Google, Inc.:
Class A (a)	67,078	35,595,611
Class C (a)	67,017	35,277,749
VeriSign, Inc. (a)(d)	25,646	1,461,822
Yahoo!, Inc. (a)	207,329	10,472,188
		138,763,876
IT Services - 3.3%
Accenture PLC Class A	147,669	13,188,318
Alliance Data Systems Corp. (a)	15,042	4,302,764
Automatic Data Processing, Inc.	113,443	9,457,743
Cognizant Technology Solutions Corp. Class A (a)	143,294	7,545,862
Computer Sciences Corp.	33,062	2,084,559
Fidelity National Information Services, Inc.	66,777	4,153,529
Fiserv, Inc. (a)	57,417	4,074,884
IBM Corp.	216,577	34,747,614
MasterCard, Inc. Class A	230,602	19,868,668
Paychex, Inc.	76,849	3,548,118
Teradata Corp. (a)(d)	36,006	1,572,742
The Western Union Co.	122,992	2,202,787
Total System Services, Inc.	38,938	1,322,334
Visa, Inc. Class A	114,936	30,136,219
Xerox Corp.	252,521	3,499,941
		141,706,082
Semiconductors & Semiconductor Equipment - 2.4%
Altera Corp.	71,734	2,649,854
Analog Devices, Inc.	73,235	4,066,007
Applied Materials, Inc.	286,719	7,145,037
Avago Technologies Ltd.	59,513	5,986,413
Broadcom Corp. Class A	126,775	5,493,161
First Solar, Inc. (a)(d)	17,687	788,752
Intel Corp.	1,137,798	41,290,689
KLA-Tencor Corp.	38,706	2,721,806
Lam Research Corp.	37,407	2,967,871
Linear Technology Corp.	56,136	2,559,802
Microchip Technology, Inc. (d)	47,293	2,133,387
Micron Technology, Inc. (a)	252,611	8,843,911
NVIDIA Corp.	121,514	2,436,356
Texas Instruments, Inc.	248,576	13,290,116
Xilinx, Inc.	62,233	2,694,067
		105,067,229

	Shares	Value
Software - 3.8%
Adobe Systems, Inc. (a)	111,497	$ 8,105,832
Autodesk, Inc. (a)	53,541	3,215,672
CA Technologies, Inc.	75,381	2,295,351
Citrix Systems, Inc. (a)	37,880	2,416,744
Electronic Arts, Inc. (a)	73,170	3,440,088
Intuit, Inc.	67,190	6,194,246
Microsoft Corp.	1,939,751	90,101,434
Oracle Corp.	761,241	34,233,008
Red Hat, Inc. (a)	44,231	3,058,131
salesforce.com, Inc. (a)(d)	138,096	8,190,474
Symantec Corp.	162,407	4,166,552
		165,417,532
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	1,380,146	152,340,506
EMC Corp.	478,875	14,241,743
Hewlett-Packard Co.	439,184	17,624,454
NetApp, Inc.	73,355	3,040,565
SanDisk Corp. (d)	51,925	5,087,612
Seagate Technology LLC	77,009	5,121,099
Western Digital Corp.	51,357	5,685,220
		203,141,199
TOTAL INFORMATION TECHNOLOGY		844,006,179
MATERIALS - 3.1%
Chemicals - 2.3%
Air Products & Chemicals, Inc.	45,263	6,528,282
Airgas, Inc.	15,823	1,822,493
CF Industries Holdings, Inc.	11,704	3,189,808
E.I. du Pont de Nemours & Co.	213,193	15,763,490
Eastman Chemical Co.	34,953	2,651,535
Ecolab, Inc.	63,563	6,643,605
FMC Corp.	31,362	1,788,575
International Flavors & Fragrances, Inc.	19,056	1,931,516
LyondellBasell Industries NV Class A	97,791	7,763,627
Monsanto Co.	113,915	13,609,425
PPG Industries, Inc.	32,295	7,464,989
Praxair, Inc.	68,569	8,883,800
Sherwin-Williams Co.	19,202	5,050,894
Sigma Aldrich Corp.	28,027	3,847,266
The Dow Chemical Co.	260,705	11,890,755
The Mosaic Co.	74,240	3,389,056
		102,219,116
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	14,564	1,606,700
Vulcan Materials Co.	30,994	2,037,236
		3,643,936
Containers & Packaging - 0.2%
Avery Dennison Corp.	21,438	1,112,203
Ball Corp.	32,221	2,196,506
MeadWestvaco Corp.	39,225	1,741,198
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - continued
Owens-Illinois, Inc. (a)	38,808	$ 1,047,428
Sealed Air Corp.	49,690	2,108,347
		8,205,682
Metals & Mining - 0.4%
Alcoa, Inc.	277,405	4,380,225
Allegheny Technologies, Inc.	25,580	889,417
Freeport-McMoRan, Inc.	244,531	5,712,244
Newmont Mining Corp.	117,378	2,218,444
Nucor Corp.	75,069	3,682,134
		16,882,464
Paper & Forest Products - 0.1%
International Paper Co.	99,700	5,341,926
TOTAL MATERIALS		136,293,124
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	1,220,634	41,001,096
CenturyLink, Inc.	134,301	5,315,634
Frontier Communications Corp.	235,812	1,572,866
Level 3 Communications, Inc. (a)	65,619	3,240,266
Verizon Communications, Inc.	976,536	45,682,354
Windstream Holdings, Inc.	141,845	1,168,803
		97,981,019
UTILITIES - 3.2%
Electric Utilities - 1.8%
American Electric Power Co., Inc.	115,132	6,990,815
Duke Energy Corp.	166,444	13,904,732
Edison International	76,672	5,020,483
Entergy Corp.	42,471	3,715,363
Exelon Corp.	202,254	7,499,578
FirstEnergy Corp.	99,023	3,860,907
NextEra Energy, Inc.	102,716	10,917,684
Northeast Utilities	74,552	3,990,023
Pepco Holdings, Inc.	59,284	1,596,518
Pinnacle West Capital Corp.	25,991	1,775,445
PPL Corp.	156,509	5,685,972
Southern Co.	211,752	10,399,141
Xcel Energy, Inc.	119,003	4,274,588
		79,631,249
Gas Utilities - 0.1%
AGL Resources, Inc.	28,139	1,533,857
Independent Power Producers & Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	79,564	2,144,250
The AES Corp.	154,372	2,125,702
		4,269,952

	Shares	Value
Multi-Utilities - 1.2%
Ameren Corp.	57,098	$ 2,633,931
CenterPoint Energy, Inc.	101,142	2,369,757
CMS Energy Corp.	64,724	2,249,159
Consolidated Edison, Inc.	68,924	4,549,673
Dominion Resources, Inc.	137,409	10,566,752
DTE Energy Co.	41,650	3,597,311
Integrys Energy Group, Inc.	18,818	1,464,981
NiSource, Inc.	74,292	3,151,467
PG&E Corp.	111,800	5,952,232
Public Service Enterprise Group, Inc.	119,084	4,931,268
SCANA Corp.	33,545	2,026,118
Sempra Energy	54,393	6,057,204
TECO Energy, Inc.	55,230	1,131,663
Wisconsin Energy Corp. (d)	53,070	2,798,912
		53,480,428
TOTAL UTILITIES		138,915,486
TOTAL COMMON STOCKS (Cost $2,022,074,598)		4,293,549,107
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.06% 6/25/15 (e) (Cost $1,999,417)	$ 2,000,000	1,999,226
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	52,923,848	52,923,848
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	44,956,886	44,956,886
TOTAL MONEY MARKET FUNDS (Cost $97,880,734)		97,880,734
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $2,121,954,749)		4,393,429,067
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(38,987,919)
NET ASSETS - 100%		$ 4,354,441,148
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
88 CME E-mini S&P 500 Index Contracts (United States)	March 2015	$ 45,152,800	$ 580,407
123 CME E-mini S&P 500 Index Contracts (United States)	March 2015	12,622,260	283,692
TOTAL EQUITY INDEX CONTRACTS		$ 57,775,060	$ 864,099

The face value of futures purchased as a percentage of net assets is 1.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,999,226.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,180
Fidelity Securities Lending Cash Central Fund	192,056
Total	$ 251,236
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 520,924,057	$ 520,924,057	$ -	$ -
Consumer Staples	420,803,297	420,803,297	-	-
Energy	362,386,850	362,386,850	-	-
Financials	714,872,569	714,872,569	-	-
Health Care	610,266,642	610,266,642	-	-
Industrials	447,099,884	447,099,884	-	-
Information Technology	844,006,179	844,006,179	-	-
Materials	136,293,124	136,293,124	-	-
Telecommunication Services	97,981,019	97,981,019	-	-
Utilities	138,915,486	138,915,486	-	-
U.S. Government and Government Agency Obligations	1,999,226	-	1,999,226	-
Money Market Funds	97,880,734	97,880,734	-	-
Total Investments in Securities:	$ 4,393,429,067	$ 4,391,429,841	$ 1,999,226	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 864,099	$ 864,099	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 864,099	$ -
Total Value of Derivatives	$ 864,099	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $43,528,531) - See accompanying schedule: Unaffiliated issuers (cost $2,024,074,015)	$ 4,295,548,333
Fidelity Central Funds (cost $97,880,734)	97,880,734
Total Investments (cost $2,121,954,749)		$ 4,393,429,067
Restricted cash		805,446
Receivable for investments sold		26,533
Receivable for fund shares sold		3,425,573
Dividends receivable		5,729,686
Distributions receivable from Fidelity Central Funds		20,382
Other receivables		63,631
Total assets		4,403,500,318

Liabilities
Payable to custodian bank	$ 26,533
Payable for fund shares redeemed	2,857,425
Accrued management fee	161,713
Distribution and service plan fees payable	100,511
Payable for daily variation margin for derivative instruments	715,697
Other affiliated payables	197,708
Other payables and accrued expenses	42,697
Collateral on securities loaned, at value	44,956,886
Total liabilities		49,059,170

Net Assets		$ 4,354,441,148
Net Assets consist of:
Paid in capital		$ 2,081,647,178
Undistributed net investment income		5,759,036
Accumulated undistributed net realized gain (loss) on investments		(5,303,483)
Net unrealized appreciation (depreciation) on investments		2,272,338,417
Net Assets		$ 4,354,441,148

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($3,823,972,780 ÷ 18,373,643 shares)	$ 208.12

Service Class: Net Asset Value, offering price and redemption price per share ($64,442,027 ÷ 310,576 shares)	$ 207.49

Service Class 2: Net Asset Value, offering price and redemption price per share ($466,026,341 ÷ 2,262,052 shares)	$ 206.02

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 78,003,133
Interest		2,197
Income from Fidelity Central Funds		251,236
Total income		78,256,566

Expenses
Management fee	$ 1,752,715
Transfer agent fees	2,142,208
Distribution and service plan fees	1,033,787
Independent trustees' compensation	15,963
Miscellaneous	5,930
Total expenses before reductions	4,950,603
Expense reductions	(103)	4,950,500
Net investment income (loss)		73,306,066
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,683,817
Futures contracts	8,280,255
Total net realized gain (loss)		10,964,072
Change in net unrealized appreciation (depreciation) on: Investment securities	420,180,775
Futures contracts	(815,281)
Total change in net unrealized appreciation (depreciation)		419,365,494
Net gain (loss)		430,329,566
Net increase (decrease) in net assets resulting from operations		$ 503,635,632

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 73,306,066	$ 60,261,688
Net realized gain (loss)	10,964,072	(2,299,672)
Change in net unrealized appreciation (depreciation)	419,365,494	797,885,142
Net increase (decrease) in net assets resulting from operations	503,635,632	855,847,158
Distributions to shareholders from net investment income	(67,240,648)	(60,739,824)
Distributions to shareholders from net realized gain	(3,785,052)	(29,920,613)
Total distributions	(71,025,700)	(90,660,437)
Share transactions - net increase (decrease)	335,970,800	210,763,046
Total increase (decrease) in net assets	768,580,732	975,949,767

Net Assets
Beginning of period	3,585,860,416	2,609,910,649
End of period (including undistributed net investment income of $5,759,036 and distributions in excess of net investment income of $288,900, respectively)	$ 4,354,441,148	$ 3,585,860,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 186.29	$ 144.91	$ 129.33	$ 132.39	$ 119.62
Income from Investment Operations
Net investment income (loss) C	3.75	3.31	3.12	2.58	2.35
Net realized and unrealized gain (loss)	21.58	42.98	17.29	.10	15.13
Total from investment operations	25.33	46.29	20.41	2.68	17.48
Distributions from net investment income	(3.31)	(3.27)	(3.06)	(2.65)	(2.44)
Distributions from net realized gain	(.18)	(1.64)	(1.77)	(3.09)	(2.27)
Total distributions	(3.50) G	(4.91)	(4.83)	(5.74)	(4.71)
Net asset value, end of period	$ 208.12	$ 186.29	$ 144.91	$ 129.33	$ 132.39
Total ReturnA, B	13.57%	32.25%	15.91%	2.04%	15.02%
Ratios to Average Net Assets D, F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.91%	1.98%	2.20%	1.96%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,823,973	$ 3,163,673	$ 2,294,364	$ 1,918,592	$ 1,931,271
Portfolio turnover rateE	3%	5%	5%	5%	5%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $3.50 per share is comprised of distributions from net investment income of $3.314 and distributions from net realized gain of $0.184 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 185.77	$ 144.53	$ 129.00	$ 132.07	$ 119.35
Income from Investment Operations
Net investment income (loss) C	3.54	3.13	2.97	2.44	2.22
Net realized and unrealized gain (loss)	21.50	42.85	17.25	.10	15.09
Total from investment operations	25.04	45.98	20.22	2.54	17.31
Distributions from net investment income	(3.14)	(3.10)	(2.92)	(2.52)	(2.32)
Distributions from net realized gain	(.18)	(1.64)	(1.77)	(3.09)	(2.27)
Total distributions	(3.32)	(4.74)	(4.69)	(5.61)	(4.59)
Net asset value, end of period	$ 207.49	$ 185.77	$ 144.53	$ 129.00	$ 132.07
Total ReturnA, B	13.46%	32.12%	15.80%	1.93%	14.91%
Ratios to Average Net Assets D, F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.81%	1.88%	2.10%	1.86%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,442	$ 55,066	$ 41,443	$ 37,095	$ 37,209
Portfolio turnover rateE	3%	5%	5%	5%	5%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 184.56	$ 143.64	$ 128.24	$ 131.31	$ 118.71
Income from Investment Operations
Net investment income (loss) C	3.23	2.86	2.74	2.23	2.03
Net realized and unrealized gain (loss)	21.34	42.56	17.14	.11	14.97
Total from investment operations	24.57	45.42	19.88	2.34	17.00
Distributions from net investment income	(2.92)	(2.86)	(2.71)	(2.32)	(2.13)
Distributions from net realized gain	(.18)	(1.64)	(1.77)	(3.09)	(2.27)
Total distributions	(3.11) G	(4.50)	(4.48)	(5.41)	(4.40)
Net asset value, end of period	$ 206.02	$ 184.56	$ 143.64	$ 128.24	$ 131.31
Total ReturnA, B	13.29%	31.92%	15.62%	1.78%	14.73%
Ratios to Average Net Assets D, F
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.66%	1.73%	1.95%	1.71%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 466,026	$ 367,122	$ 274,104	$ 240,172	$ 242,677
Portfolio turnover rateE	3%	5%	5%	5%	5%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $3.11 per share is comprised of distributions from net investment income of $2.923 and distributions from net realized gain of $0.184 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,375,166,816
Gross unrealized depreciation	(110,901,167)
Net unrealized appreciation (depreciation) on securities	$ 2,264,265,649

Tax Cost	$ 2,129,163,418

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,567,886
Undistributed gains	$ 2,003,190
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,264,265,649

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 71,025,700	$ 68,824,135
Long-term Capital Gains	-	21,836,302
Total	$ 71,025,700	$ 90,660,437

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $8,280,255 and a change in net unrealized appreciation (depreciation) of $(815,281) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $443,546,433 and $98,908,850, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .045% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 58,730
Service Class 2	975,057
$ 1,033,787

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees of .07% of each class's average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .055% of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 1,895,393
Service Class	32,302
Service Class 2	214,513
$ 2,142,208

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,930 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $192,056.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $103.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 59,778,108	$ 54,227,431
Service Class	964,455	904,731
Service Class 2	6,498,085	5,607,662
Total	$ 67,240,648	$ 60,739,824
From net realized gain
Initial Class	$ 3,319,370	$ 26,317,948
Service Class	56,538	475,053
Service Class 2	409,144	3,127,612
Total	$ 3,785,052	$ 29,920,613

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	3,319,575	2,704,992	$ 652,017,440	$ 452,321,126
Reinvestment of distributions	298,991	468,846	63,097,478	80,545,379
Shares redeemed	(2,227,193)	(2,024,201)	(438,600,626)	(337,548,716)
Net increase (decrease)	1,391,373	1,149,637	$ 276,514,292	$ 195,317,789
Service Class
Shares sold	38,635	32,810	$ 7,586,589	$ 5,462,769
Reinvestment of distributions	4,853	8,074	1,020,993	1,379,784
Shares redeemed	(29,328)	(31,206)	(5,767,815)	(5,198,852)
Net increase (decrease)	14,160	9,678	$ 2,839,767	$ 1,643,701

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Service Class 2
Shares sold	583,624	373,889	$ 115,933,018	$ 61,633,716
Reinvestment of distributions	33,065	51,514	6,907,229	8,735,274
Shares redeemed	(343,791)	(344,539)	(66,223,506)	(56,567,434)
Net increase (decrease)	272,898	80,864	$ 56,616,741	$ 13,801,556

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2004 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/06/2015	02/06/2015	$0.278	$0.133

Service Class	02/06/2015	02/06/2015	$0.262	$0.133

Service Class 2	02/06/2015	02/06/2015	$0.242	$0.133

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $2,003,189, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 22% and 100%; Service Class designates 22% and 100%; and Service Class 2 designates 22% and 100%; of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against the securities market index the fund seeks to track and a peer group of funds with similar objectives ("peer group"). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; securities lending revenues; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Index 500 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses, and that "fund-level" non-management expenses may exceed the fund's management fee and result in a negative net management fee. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

VIP Index 500 Portfolio

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Furthermore, the Board considered that it had approved an amended and restated management contract for the fund (effective September 1, 2011) that lowered the fund's management fee from 0.10% to 0.045%. The Board considered that the chart reflects the fund's lower management fee for 2011, as if the lower fee were in effect for the entire year.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total expenses, with certain exceptions, as follows: Initial Class: 0.10%; Service Class: 0.20%; and Service Class 2: 0.35%. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIDX-ANN-0215
1.540028.117

Fidelity® Variable Insurance Products:

Emerging Markets Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Emerging Markets Portfolio - Initial Class	1.38%	2.31%	-0.37%
VIP Emerging Markets Portfolio - Service Class	1.36%	2.22%	-0.46%
VIP Emerging Markets Portfolio - Service Class 2	1.13%	2.06%	-0.61%

A From January 23, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class on January 23, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Sammy Simnegar, Portfolio Manager of VIP Emerging Markets Portfolio: For the year, the fund's share classes outpaced the MSCI Emerging Markets Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the MSCI index, the fund benefited from overweightings in outperforming markets India and Indonesia, as well as a large underweighting in weak-performing South Korea. Minimal exposure to the beleaguered energy sector, which endured plunging crude oil prices, also lifted the fund's relative results. In fact, our two largest relative contributors during the year were weak-performing state-owned enterprises in the index that we didn't own: Gazprom, a Russian natural gas distributor, and Brazilian oil producer Petroleo Brasileiro, also known as Petrobras. Other contributors included non-index positions in China-based automotive website provider Bitauto Holdings, whose shares more than doubled during the year, and India's Axis Bank. Conversely, Brazil-based Banco Bradesco was the fund's largest relative detractor. This bank stock performed poorly early in 2014, and I sold it - prematurely, it turned out, given the stock's rebound. Two non-index positions, Russian "communitainment" firm Mail.Ru Group and China-based Internet real estate portal SouFun Holdings, also performed poorly. I still liked their prospects, though, and added to the fund's holdings in these two stocks. Lastly, not owning a number of Chinese banks in the index was counterproductive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	1.10%
Actual		$ 1,000.00	$ 950.50	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class	1.20%
Actual		$ 1,000.00	$ 950.50	$ 5.90
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2	1.34%
Actual		$ 1,000.00	$ 950.30	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Initial Class R	1.10%
Actual		$ 1,000.00	$ 951.30	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 949.30	$ 6.63
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Investor Class R	1.18%
Actual		$ 1,000.00	$ 950.60	$ 5.80
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2014
India	11.1%
South Africa	10.3%
Brazil	9.1%
Indonesia	6.9%
United States of America*	6.2%
Cayman Islands	6.1%
Korea (South)	6.1%
Mexico	5.8%
Taiwan	5.5%
Other	32.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2014
India	10.4%
Brazil	10.1%
South Africa	8.2%
Cayman Islands	7.6%
Korea (South)	7.3%
Indonesia	6.2%
United States of America*	5.8%
Taiwan	5.6%
Mexico	5.1%
Other	33.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	96.9
Bonds	0.0	1.3
Short-Term Investments and Net Other Assets (Liabilities)	0.9	1.8
Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.2	4.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.2	2.9
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.4	2.4
Naspers Ltd. Class N (South Africa, Media)	1.8	1.6
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.3	1.2
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.3	1.3
Ambev SA sponsored ADR (Brazil, Beverages)	1.2	1.3
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.1	1.1
NAVER Corp. (Korea (South), Internet Software & Services)	0.9	1.0
Tata Consultancy Services Ltd. (India, IT Services)	0.9	0.9
	18.3
Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	18.7
Information Technology	20.0	19.1
Consumer Discretionary	18.2	19.1
Industrials	12.9	16.0
Consumer Staples	8.1	11.1
Health Care	6.5	5.3
Materials	6.2	3.4
Telecommunication Services	2.3	2.4
Energy	1.8	1.7
Utilities	0.8	1.4

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
Australia - 1.2%
Carsales.com Ltd. (d)	85,446	$ 722,785
SEEK Ltd.	49,535	690,721
Sydney Airport unit	184,968	708,149
TOTAL AUSTRALIA		2,121,655
Bailiwick of Jersey - 0.4%
WPP PLC	31,400	652,858
Bermuda - 2.1%
China Gas Holdings Ltd.	518,000	811,229
China Resources Gas Group Ltd.	280,000	723,624
Credicorp Ltd. (United States)	8,876	1,421,758
Petra Diamonds Ltd. (a)	279,600	845,422
TOTAL BERMUDA		3,802,033
Brazil - 6.4%
BB Seguridade Participacoes SA	107,000	1,294,530
CCR SA	173,800	1,007,546
Cetip SA - Mercados Organizado	63,200	765,571
Cielo SA	92,060	1,443,135
Estacio Participacoes SA	107,600	964,198
Iguatemi Empresa de Shopping Centers SA	78,300	724,618
Kroton Educacional SA	207,300	1,208,769
Linx SA	19,400	368,558
Qualicorp SA (a)	88,900	929,734
Smiles SA	43,500	753,583
Ultrapar Participacoes SA	53,100	1,027,761
Weg SA	78,340	901,815
TOTAL BRAZIL		11,389,818
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (a)(e)	40,700	663,410
Cayman Islands - 6.1%
Alibaba Group Holding Ltd. sponsored ADR	9,200	956,248
Autohome, Inc. ADR Class A (d)	19,000	690,840
Baidu.com, Inc. sponsored ADR (a)	3,987	908,916
Bitauto Holdings Ltd. ADR (a)	10,010	704,804
Melco Crown Entertainment Ltd. sponsored ADR (d)	32,900	835,660
Sands China Ltd.	161,200	784,745
Sino Biopharmaceutical Ltd.	996,000	897,501
SouFun Holdings Ltd. ADR	106,400	786,296
Tencent Holdings Ltd.	293,400	4,245,184
TOTAL CAYMAN ISLANDS		10,810,194
China - 3.4%
China International Travel Service Corp. Ltd. (A Shares)	103,116	732,554
China Pacific Insurance Group Co. Ltd. (H Shares)	314,400	1,581,751
Daqin Railway Co. Ltd. (A Shares)	415,000	707,841
Kweichow Moutai Co. Ltd.	30,200	916,266

	Shares	Value
PICC Property & Casualty Co. Ltd. (H Shares)	581,297	$ 1,121,743
SAIC Motor Corp. Ltd.	202,800	696,675
Weifu High-Technology Co. Ltd. (B Shares)	96,376	329,325
TOTAL CHINA		6,086,155
Colombia - 0.6%
Grupo de Inversiones Suramerica SA	58,708	988,142
Denmark - 0.4%
Novo Nordisk A/S Series B sponsored ADR	15,600	660,192
Egypt - 0.5%
Commercial International Bank SAE sponsored GDR	137,100	904,860
Finland - 0.4%
Kone Oyj (B Shares) (d)	15,900	727,649
France - 2.1%
Bureau Veritas SA	29,100	644,740
Ingenico SA	7,067	746,368
LVMH Moet Hennessy - Louis Vuitton SA	5,111	817,909
Safran SA	10,800	669,763
Zodiac Aerospace	23,100	780,145
TOTAL FRANCE		3,658,925
Greece - 0.5%
Folli Follie SA	27,348	873,641
Hong Kong - 0.9%
AIA Group Ltd.	138,800	765,547
Galaxy Entertainment Group Ltd.	144,000	800,167
TOTAL HONG KONG		1,565,714
India - 11.1%
Adani Ports & Special Economic Zone	166,580	839,644
Apollo Hospitals Enterprise Ltd. (a)	33,575	600,588
Asian Paints India Ltd.	70,055	831,539
Axis Bank Ltd. (a)	108,733	877,536
Exide Industries Ltd.	281,012	789,437
Grasim Industries Ltd.	11,434	655,224
HCL Technologies Ltd.	44,094	1,115,160
HDFC Bank Ltd.	58,595	1,004,176
Housing Development Finance Corp. Ltd.	110,252	1,979,823
ICICI Bank Ltd. (a)	199,995	1,114,506
ITC Ltd. (a)	233,252	1,360,665
Larsen & Toubro Ltd. (a)	50,385	1,188,705
LIC Housing Finance Ltd.	136,234	938,784
Lupin Ltd.	36,794	873,664
Sun Pharmaceutical Industries Ltd. (a)	92,208	1,206,670
Sun TV Ltd.	122,550	736,724
Tata Consultancy Services Ltd.	41,546	1,684,562
Tata Motors Ltd. (a)	129,224	1,012,264
Titan Co. Ltd. (a)	138,756	886,154
TOTAL INDIA		19,695,825
Common Stocks - continued
	Shares	Value
Indonesia - 6.9%
PT ACE Hardware Indonesia Tbk	12,959,300	$ 819,275
PT Astra International Tbk	2,450,100	1,461,202
PT Bank Central Asia Tbk	1,425,400	1,511,976
PT Bank Rakyat Indonesia Tbk	1,487,540	1,398,259
PT Global Mediacom Tbk	6,382,500	731,294
PT Indocement Tunggal Prakarsa Tbk	488,000	984,662
PT Jasa Marga Tbk	1,632,300	926,288
PT Matahari Department Store Tbk	637,700	768,404
PT Media Nusantara Citra Tbk	4,601,700	940,609
PT Semen Gresik (Persero) Tbk	772,700	1,008,766
PT Surya Citra Media Tbk	3,051,900	861,255
PT Tower Bersama Infrastructure Tbk	1,086,700	849,926
TOTAL INDONESIA		12,261,916
Kenya - 1.3%
East African Breweries Ltd.	225,485	766,973
Kenya Commercial Bank Ltd.	1,139,300	717,174
Safaricom Ltd.	5,767,700	894,933
TOTAL KENYA		2,379,080
Korea (South) - 6.1%
Coway Co. Ltd.	13,318	1,020,617
KEPCO Plant Service & Engineering Co. Ltd.	9,187	669,191
NAVER Corp.	2,626	1,690,225
Samsung Electronics Co. Ltd.	6,148	7,428,499
TOTAL KOREA (SOUTH)		10,808,532
Malaysia - 0.8%
Astro Malaysia Holdings Bhd	787,200	680,451
Tune Insurance Holdings Bhd	1,404,000	679,356
TOTAL MALAYSIA		1,359,807
Mexico - 5.8%
Banregio Grupo Financiero S.A.B. de CV	134,177	675,080
Fomento Economico Mexicano S.A.B. de CV unit	159,700	1,416,693
Grupo Aeroportuario del Pacifico SA de CV Series B	136,300	856,578
Grupo Aeroportuario del Sureste SA de CV Series B	75,800	1,002,053
Grupo Aeroportuario Norte S.A.B. de CV	153,900	707,551
Grupo Financiero Banorte S.A.B. de CV Series O	274,900	1,512,963
Grupo Mexico SA de CV Series B	409,500	1,188,497
Grupo Televisa SA de CV	234,500	1,598,804
Megacable Holdings S.A.B. de CV unit	218,264	851,235
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	34,931	419,989
TOTAL MEXICO		10,229,443
Netherlands - 0.4%
LyondellBasell Industries NV Class A	8,300	658,937

	Shares	Value
Nigeria - 1.5%
Dangote Cement PLC	300,713	$ 328,648
Guaranty Trust Bank PLC GDR (Reg. S)	115,433	749,160
Nestle Foods Nigeria PLC	136,414	754,191
Nigerian Breweries PLC	874,126	789,579
TOTAL NIGERIA		2,621,578
Philippines - 3.5%
Alliance Global Group, Inc.	1,828,000	912,080
GT Capital Holdings, Inc.	39,085	894,200
Metropolitan Bank & Trust Co.	439,945	810,224
Robinsons Land Corp.	1,190,400	701,801
Robinsons Retail Holdings, Inc.	460,690	777,298
SM Investments Corp.	55,775	1,006,617
SM Prime Holdings, Inc.	2,759,400	1,043,328
TOTAL PHILIPPINES		6,145,548
Russia - 1.4%
Magnit OJSC GDR (Reg. S)	29,000	1,316,600
NOVATEK OAO GDR (Reg. S)	14,214	1,114,378
TOTAL RUSSIA		2,430,978
South Africa - 10.3%
Alexander Forbes Group Holding (a)	870,711	715,070
Aspen Pharmacare Holdings Ltd.	39,084	1,371,754
Bidvest Group Ltd.	47,325	1,243,208
Coronation Fund Managers Ltd.	83,800	834,251
Discovery Holdings Ltd.	98,700	950,503
FirstRand Ltd.	306,700	1,340,781
Imperial Holdings Ltd.	44	704
Life Healthcare Group Holdings Ltd.	277,072	1,024,192
Mr Price Group Ltd.	51,613	1,048,523
MTN Group Ltd.	124,400	2,381,051
Nampak Ltd.	252,257	951,218
Naspers Ltd. Class N	24,268	3,178,573
Remgro Ltd.	50,700	1,113,206
Sanlam Ltd.	209,400	1,267,144
Woolworths Holdings Ltd.	129,400	862,462
TOTAL SOUTH AFRICA		18,282,640
Spain - 0.5%
Amadeus IT Holding SA Class A	20,600	824,711
Sweden - 0.3%
Atlas Copco AB (A Shares)	20,400	571,526
Switzerland - 1.7%
Compagnie Financiere Richemont SA Series A	9,774	872,995
Novartis AG	7,142	662,374
Roche Holding AG (participation certificate)	2,502	677,897
SGS SA (Reg.)	350	719,926
TOTAL SWITZERLAND		2,933,192
Common Stocks - continued
	Shares	Value
Taiwan - 5.5%
Delta Electronics, Inc.	238,000	$ 1,404,221
Giant Manufacturing Co. Ltd.	97,000	855,869
Largan Precision Co. Ltd.	12,000	896,885
Merida Industry Co. Ltd.	119,050	802,578
Taiwan Semiconductor Manufacturing Co. Ltd.	1,300,000	5,718,247
TOTAL TAIWAN		9,677,800
Thailand - 2.6%
Airports of Thailand PCL (For. Reg.)	106,900	911,098
Bangkok Dusit Medical Services PCL (For. Reg.)	1,402,200	730,648
Bumrungrad Hospital PCL (For. Reg.)	197,000	840,871
Kasikornbank PCL (For. Reg.)	199,900	1,383,061
Thai Beverage PCL	1,466,000	760,923
TOTAL THAILAND		4,626,601
Turkey - 1.6%
Coca-Cola Icecek Sanayi A/S	40,115	867,751
TAV Havalimanlari Holding A/S	120,000	981,774
Tupras Turkiye Petrol Rafinelleri A/S	45,000	1,065,944
TOTAL TURKEY		2,915,469
United Arab Emirates - 1.0%
DP World Ltd.	39,614	831,894
First Gulf Bank PJSC	212,559	983,788
TOTAL UNITED ARAB EMIRATES		1,815,682
United Kingdom - 2.6%
Al Noor Hospitals Group PLC	56,500	871,803
British American Tobacco PLC (United Kingdom)	12,600	682,806
Burberry Group PLC	33,932	865,222
Diageo PLC	25,327	725,544
Intertek Group PLC	21,442	780,011
Prudential PLC	31,758	734,228
TOTAL UNITED KINGDOM		4,659,614
United States of America - 5.3%
A.O. Smith Corp.	13,400	755,894
American Tower Corp.	6,700	662,295
Ball Corp.	11,100	756,687
Ecolab, Inc.	7,100	742,092
Google, Inc. Class C (a)	1,600	842,240
International Flavors & Fragrances, Inc.	7,700	780,472
Kansas City Southern	6,444	786,361
Las Vegas Sands Corp.	13,300	773,528
MasterCard, Inc. Class A	9,800	844,368
Moody's Corp.	7,200	689,832
PPG Industries, Inc.	3,500	809,025

	Shares	Value
Praxair, Inc.	1,900	$ 246,164
Visa, Inc. Class A	3,000	786,600
TOTAL UNITED STATES OF AMERICA		9,475,558
TOTAL COMMON STOCKS (Cost $153,108,264)		169,279,683
Nonconvertible Preferred Stocks - 3.5%

Brazil - 2.7%
Ambev SA sponsored ADR	326,190	2,028,902
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	10,800	397,764
Itau Unibanco Holding SA sponsored ADR	175,538	2,283,749
TOTAL BRAZIL		4,710,415
Colombia - 0.4%
Grupo Aval Acciones y Valores SA	1,498,004	806,836
Germany - 0.4%
Henkel AG & Co. KGaA	6,400	689,395
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,174,230)		6,206,646
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.13% (b)	2,929,043	2,929,043
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	2,204,358	2,204,358
TOTAL MONEY MARKET FUNDS (Cost $5,133,401)		5,133,401
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $165,415,895)		180,619,730
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(3,581,371)
NET ASSETS - 100%		$ 177,038,359
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $663,410 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,809
Fidelity Securities Lending Cash Central Fund	22,617
Total	$ 25,426
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 31,868,263	$ 15,505,806	$ 16,362,457	$ -
Consumer Staples	14,251,350	8,338,453	5,912,897	-
Energy	3,208,083	3,208,083	-	-
Financials	39,941,610	21,401,311	18,540,299	-
Health Care	11,347,888	4,857,675	6,490,213	-
Industrials	22,948,757	14,388,423	8,560,334	-
Information Technology	35,472,262	10,566,494	24,905,768	-
Materials	10,787,353	7,307,162	3,480,191	-
Telecommunication Services	4,125,910	3,275,984	849,926	-
Utilities	1,534,853	-	1,534,853	-
Money Market Funds	5,133,401	5,133,401	-	-
Total Investments in Securities:	$ 180,619,730	$ 93,982,792	$ 86,636,938	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 23,996,118
Level 2 to Level 1	$ 10,580,663

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $2,116,948) - See accompanying schedule: Unaffiliated issuers (cost $160,282,494)	$ 175,486,329
Fidelity Central Funds (cost $5,133,401)	5,133,401
Total Investments (cost $165,415,895)		$ 180,619,730
Cash		56,573
Receivable for investments sold		831,927
Receivable for fund shares sold		49,097
Dividends receivable		194,995
Distributions receivable from Fidelity Central Funds		9,148
Prepaid expenses		344
Other receivables		1,150
Total assets		181,762,964

Liabilities
Payable to custodian bank	$ 5,778
Payable for investments purchased	1,478,882
Payable for fund shares redeemed	568,500
Accrued management fee	124,276
Distribution and service plan fees payable	1,605
Other affiliated payables	22,074
Other payables and accrued expenses	319,132
Collateral on securities loaned, at value	2,204,358
Total liabilities		4,724,605

Net Assets		$ 177,038,359
Net Assets consist of:
Paid in capital		$ 167,167,197
Undistributed net investment income		77,307
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,191,288)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,985,143
Net Assets		$ 177,038,359

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($91,223,751 ÷ 10,020,040 shares)	$ 9.10

Service Class: Net Asset Value, offering price and redemption price per share ($84,414 ÷ 9,240 shares)	$ 9.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,681,457 ÷ 842,447 shares)	$ 9.12

Initial Class R: Net Asset Value, offering price and redemption price per share ($8,110,882 ÷ 890,403 shares)	$ 9.11

Service Class 2R: Net Asset Value, offering price and redemption price per share ($84,231 ÷ 9,195 shares)	$ 9.16

Investor Class R: Net Asset Value, offering price and redemption price per share ($69,853,624 ÷ 7,703,194 shares)	$ 9.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 2,857,062
Income from Fidelity Central Funds		25,426
Income before foreign taxes withheld		2,882,488
Less foreign taxes withheld		(289,109)
Total income		2,593,379

Expenses
Management fee	$ 1,206,628
Transfer agent fees	158,402
Distribution and service plan fees	18,387
Accounting and security lending fees	78,430
Custodian fees and expenses	176,436
Independent trustees' compensation	599
Audit	90,647
Legal	789
Miscellaneous	1,079
Total expenses before reductions	1,731,397
Expense reductions	(7,830)	1,723,567
Net investment income (loss)		869,812
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $152,816)	(662,444)
Foreign currency transactions	(172,008)
Total net realized gain (loss)		(834,452)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $97,149)	(767,843)
Assets and liabilities in foreign currencies	22,954
Total change in net unrealized appreciation (depreciation)		(744,889)
Net gain (loss)		(1,579,341)
Net increase (decrease) in net assets resulting from operations		$ (709,529)

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 869,812	$ 889,549
Net realized gain (loss)	(834,452)	3,034,764
Change in net unrealized appreciation (depreciation)	(744,889)	487,399
Net increase (decrease) in net assets resulting from operations	(709,529)	4,411,712
Distributions to shareholders from net investment income	(588,241)	(882,874)
Distributions to shareholders from net realized gain	-	(111,840)
Total distributions	(588,241)	(994,714)
Share transactions - net increase (decrease)	46,288,234	21,113,394
Redemption fees	6,129	13,883
Total increase (decrease) in net assets	44,996,593	24,544,275

Net Assets
Beginning of period	132,041,766	107,497,491
End of period (including undistributed net investment income of $77,307 and distributions in excess of net investment income of $47,249, respectively)	$ 177,038,359	$ 132,041,766

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.01	$ 8.75	$ 7.74	$ 9.91	$ 8.51
Income from Investment Operations
Net investment income (loss) C	.06	.07	.11	.13	.09
Net realized and unrealized gain (loss)	.06	.27	1.00	(2.22)	1.43
Total from investment operations	.12	.34	1.11	(2.09)	1.52
Distributions from net investment income	(.03)	(.07)	(.08)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.03)	(.08)	(.10)	(.09)	(.12)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.10	$ 9.01	$ 8.75	$ 7.74	$ 9.91
Total ReturnA, B	1.38%	3.85%	14.37%	(21.01)%	17.89%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.14%	1.38%	1.31%	1.33%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.07%	1.05%	1.02%	1.04%
Net investment income (loss)	.62%	.84%	1.36%	1.46%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,224	$ 60,924	$ 44,979	$ 29,478	$ 18,478
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 8.77	$ 7.76	$ 9.94	$ 8.54
Income from Investment Operations
Net investment income (loss) C	.05	.07	.10	.12	.08
Net realized and unrealized gain (loss)	.07	.27	1.00	(2.23)	1.43
Total from investment operations	.12	.34	1.10	(2.11)	1.51
Distributions from net investment income	(.02)	(.06)	(.07)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.02)	(.07)	(.09)	(.08)	(.11)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.14	$ 9.04	$ 8.77	$ 7.76	$ 9.94
Total ReturnA, B	1.36%	3.84%	14.22%	(21.15)%	17.70%
Ratios to Average Net Assets D, F
Expenses before reductions	1.20%	1.23%	1.47%	1.40%	1.48%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.19%	1.18%	1.15%	1.12%	1.14%
Net investment income (loss)	.52%	.74%	1.26%	1.35%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 84	$ 84	$ 83	$ 72	$ 102
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 8.77	$ 7.76	$ 9.95	$ 8.56
Income from Investment Operations
Net investment income (loss) C	.03	.05	.09	.11	.07
Net realized and unrealized gain (loss)	.07	.27	1.00	(2.24)	1.43
Total from investment operations	.10	.32	1.09	(2.13)	1.50
Distributions from net investment income	(.01)	(.06)	(.06)	(.07)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.01)	(.06) H	(.08)	(.07)	(.11)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.12	$ 9.03	$ 8.77	$ 7.76	$ 9.95
Total ReturnA, B	1.13%	3.70%	14.10%	(21.30)%	17.57%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.38%	1.63%	1.54%	1.59%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.34%	1.32%	1.30%	1.27%	1.30%
Net investment income (loss)	.37%	.59%	1.11%	1.21%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,681	$ 6,517	$ 4,042	$ 2,249	$ 1,348
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.008 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.02	$ 8.75	$ 7.74	$ 9.92	$ 8.51
Income from Investment Operations
Net investment income (loss) C	.06	.07	.11	.14	.09
Net realized and unrealized gain (loss)	.06	.27	1.00	(2.24)	1.44
Total from investment operations	.12	.34	1.11	(2.10)	1.53
Distributions from net investment income	(.03)	(.07)	(.08)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.03)	(.07) H	(.10)	(.09)	(.12)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.11	$ 9.02	$ 8.75	$ 7.74	$ 9.92
Total ReturnA, B	1.35%	3.95%	14.37%	(21.09)%	18.01%
Ratios to Average Net Assets D, F
Expenses before reductions	1.11%	1.15%	1.37%	1.30%	1.35%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.09%	1.08%	1.05%	1.02%	1.04%
Net investment income (loss)	.62%	.84%	1.36%	1.46%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,111	$ 9,672	$ 11,344	$ 14,870	$ 30,649
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.07	$ 8.80	$ 7.79	$ 9.97	$ 8.56
Income from Investment Operations
Net investment income (loss) C	.03	.05	.09	.11	.07
Net realized and unrealized gain (loss)	.07	.27	1.00	(2.24)	1.43
Total from investment operations	.10	.32	1.09	(2.13)	1.50
Distributions from net investment income	(.01)	(.04)	(.06)	(.06)	(.06)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.01)	(.05)	(.08)	(.06)	(.09) H
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.16	$ 9.07	$ 8.80	$ 7.79	$ 9.97
Total ReturnA, B	1.10%	3.67%	14.00%	(21.24)%	17.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.38%	1.62%	1.56%	1.63%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.35%	1.33%	1.30%	1.27%	1.29%
Net investment income (loss)	.37%	.59%	1.10%	1.20%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 84	$ 83	$ 82	$ 72	$ 102
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.037 per share.

Financial Highlights - Investor Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 8.71	$ 7.72	$ 9.89	$ 8.50
Income from Investment Operations
Net investment income (loss) C	.05	.07	.11	.13	.08
Net realized and unrealized gain (loss)	.07	.27	.98	(2.22)	1.43
Total from investment operations	.12	.34	1.09	(2.09)	1.51
Distributions from net investment income	(.03)	(.06)	(.08)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.03)	(.07)	(.10)	(.09)	(.12)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.07	$ 8.98	$ 8.71	$ 7.72	$ 9.89
Total ReturnA, B	1.30%	3.90%	14.14%	(21.05)%	17.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.22%	1.46%	1.38%	1.42%
Expenses net of fee waivers, if any	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.18%	1.15%	1.13%	1.10%	1.12%
Net investment income (loss)	.54%	.76%	1.28%	1.37%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,854	$ 54,761	$ 46,967	$ 41,924	$ 53,089
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business on or about April 30, 2015, shares of Initial Class R and Service Class 2 R will be converted to shares of Initial Class and Service Class 2, respectively. After the effective date, Initial Class R and Service Class 2 R will be closed to new accounts. In addition, in November 2014 the Board of Trustees approved a change in the name of Investor Class R to Investor Class effective on or about April 30, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 23,621,545
Gross unrealized depreciation	(8,905,118)
Net unrealized appreciation (depreciation) on securities	$ 14,716,427

Tax Cost	$ 165,903,303

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 77,176
Capital loss carryforward	$ (4,703,882)
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,716,174

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (319,346)
2017	(2,824,257)
Total with expiration	(3,143,603)
No expiration
Short-term	(1,560,279)
Total capital loss carryforward	$ (4,703,882)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 588,241	$ 994,714

Trading (Redemption) Fees. Initial Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $186,511,536 and $142,300,072, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 85
Service Class 2	18,089
Service Class 2 R	213
$ 18,387

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .15% for Investor Class R)of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 52,106
Service Class	60
Service Class 2	4,784
Initial Class R	7,754
Service Class 2R	60
Investor Class R	93,638
$ 158,402

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $701 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $218 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,617. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Initial Class	1.10%	$ 1,020
Service Class	1.20%	1
Service Class 2	1.35%	-
Initial Class R	1.10%	1,412
Service Class 2R	1.35%	1
Investor Class R	1.18%	982
		$ 3,416

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,414 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 341,474	$ 407,624
Service Class	213	527
Service Class 2	10,085	53,414
Initial Class R	28,590	71,589
Service Class 2R	92	404
Investor Class R	207,787	349,316
Total	$ 588,241	$ 882,874
From net realized gain
Initial Class	$ -	$ 48,671
Service Class	-	74
Service Class 2	-	7,769
Initial Class R	-	8,677
Service Class 2R	-	74
Investor Class R	-	46,575
Total	$ -	$ 111,840

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	4,095,352	2,314,809	$ 39,011,232	$ 20,504,643
Reinvestment of distributions	37,566	51,734	341,474	456,295
Shares redeemed	(872,491)	(749,757)	(7,949,387)	(6,626,736)
Net increase (decrease)	3,260,427	1,616,786	$ 31,403,319	$ 14,334,202
Service Class
Reinvestment of distributions	23	68	213	601
Shares redeemed	(23)	(260)	(213)	(2,351)
Net increase (decrease)	-	(192)	$ -	$ (1,750)
Service Class 2
Shares sold	250,229	595,640	$ 2,291,880	$ 5,335,046
Reinvestment of distributions	1,108	6,921	10,085	61,183
Shares redeemed	(130,883)	(341,472)	(1,193,726)	(3,074,549)
Net increase (decrease)	120,454	261,089	$ 1,108,239	$ 2,321,680
Initial Class R
Shares sold	312,659	369,430	$ 2,933,308	$ 3,295,234
Reinvestment of distributions	3,145	9,100	28,590	80,266
Shares redeemed	(498,186)	(602,524)	(4,543,005)	(5,333,441)
Net increase (decrease)	(182,382)	(223,994)	$ (1,581,107)	$ (1,957,941)
Service Class 2R
Reinvestment of distributions	10	54	92	478
Shares redeemed	(10)	(213)	(92)	(1,924)
Net increase (decrease)	-	(159)	$ -	$ (1,446)
Investor Class R
Shares sold	2,821,894	2,065,057	$ 26,472,473	$ 18,235,757
Reinvestment of distributions	22,960	45,039	207,787	395,891
Shares redeemed	(1,241,415)	(1,401,329)	(11,322,477)	(12,212,999)
Net increase (decrease)	1,603,439	708,767	$ 15,357,783	$ 6,418,649

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 Portfolio and VIP Freedom 2030 were the owners of record of approximately 23% and 11%, respectively, of the total outstanding shares of the Fund. The VIP Freedom Funds and VIP Investor Freedom Funds were the owners of record, in the aggregate, of approximately 74% of the total Outstanding shares of the Fund. In addition, the investment adviser or its affiliates were the owners of record of 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Emerging Markets Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class designates 7%; Service Class designates 9% and Service Class 2 designates 12% of the dividends during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	12/26/2014	$0.056	$0.0218
Service Class	12/26/2014	$0.045	$0.0218
Service Class 2	12/26/2014	$0.034	$0.0218

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Emerging Markets Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

VIP Emerging Markets Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Emerging Markets Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board also noted that Investor Class R has higher transfer agent fees than most of its competitors because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the total expense ratio of each of Service Class 2 and Service Class 2 R was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPEM-ANN-0215
1.858135.106

Fidelity® Variable Insurance Products:

Emerging Markets Portfolio - Class R

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Life of fund A
VIP Emerging Markets Portfolio - Initial Class R	1.35%	2.33%	-0.36%
VIP Emerging Markets Portfolio - Service Class 2R	1.10%	2.05%	-0.62%
VIP Emerging Markets Portfolio - Investor Class R	1.30%	2.24%	-0.44%

A From January 23, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class R on January 23, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Sammy Simnegar, Portfolio Manager of VIP Emerging Markets Portfolio: For the year, the fund's share classes outpaced the MSCI Emerging Markets Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the MSCI index, the fund benefited from overweightings in outperforming markets India and Indonesia, as well as a large underweighting in weak-performing South Korea. Minimal exposure to the beleaguered energy sector, which endured plunging crude oil prices, also lifted the fund's relative results. In fact, our two largest relative contributors during the year were weak-performing state-owned enterprises in the index that we didn't own: Gazprom, a Russian natural gas distributor, and Brazilian oil producer Petroleo Brasileiro, also known as Petrobras. Other contributors included non-index positions in China-based automotive website provider Bitauto Holdings, whose shares more than doubled during the year, and India's Axis Bank. Conversely, Brazil-based Banco Bradesco was the fund's largest relative detractor. This bank stock performed poorly early in 2014, and I sold it - prematurely, it turned out, given the stock's rebound. Two non-index positions, Russian "communitainment" firm Mail.Ru Group and China-based Internet real estate portal SouFun Holdings, also performed poorly. I still liked their prospects, though, and added to the fund's holdings in these two stocks. Lastly, not owning a number of Chinese banks in the index was counterproductive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	1.10%
Actual		$ 1,000.00	$ 950.50	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class	1.20%
Actual		$ 1,000.00	$ 950.50	$ 5.90
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2	1.34%
Actual		$ 1,000.00	$ 950.30	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Initial Class R	1.10%
Actual		$ 1,000.00	$ 951.30	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 949.30	$ 6.63
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Investor Class R	1.18%
Actual		$ 1,000.00	$ 950.60	$ 5.80
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2014
India	11.1%
South Africa	10.3%
Brazil	9.1%
Indonesia	6.9%
United States of America*	6.2%
Cayman Islands	6.1%
Korea (South)	6.1%
Mexico	5.8%
Taiwan	5.5%
Other	32.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2014
India	10.4%
Brazil	10.1%
South Africa	8.2%
Cayman Islands	7.6%
Korea (South)	7.3%
Indonesia	6.2%
United States of America*	5.8%
Taiwan	5.6%
Mexico	5.1%
Other	33.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	96.9
Bonds	0.0	1.3
Short-Term Investments and Net Other Assets (Liabilities)	0.9	1.8
Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.2	4.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.2	2.9
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.4	2.4
Naspers Ltd. Class N (South Africa, Media)	1.8	1.6
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.3	1.2
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.3	1.3
Ambev SA sponsored ADR (Brazil, Beverages)	1.2	1.3
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.1	1.1
NAVER Corp. (Korea (South), Internet Software & Services)	0.9	1.0
Tata Consultancy Services Ltd. (India, IT Services)	0.9	0.9
	18.3
Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	18.7
Information Technology	20.0	19.1
Consumer Discretionary	18.2	19.1
Industrials	12.9	16.0
Consumer Staples	8.1	11.1
Health Care	6.5	5.3
Materials	6.2	3.4
Telecommunication Services	2.3	2.4
Energy	1.8	1.7
Utilities	0.8	1.4

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
Australia - 1.2%
Carsales.com Ltd. (d)	85,446	$ 722,785
SEEK Ltd.	49,535	690,721
Sydney Airport unit	184,968	708,149
TOTAL AUSTRALIA		2,121,655
Bailiwick of Jersey - 0.4%
WPP PLC	31,400	652,858
Bermuda - 2.1%
China Gas Holdings Ltd.	518,000	811,229
China Resources Gas Group Ltd.	280,000	723,624
Credicorp Ltd. (United States)	8,876	1,421,758
Petra Diamonds Ltd. (a)	279,600	845,422
TOTAL BERMUDA		3,802,033
Brazil - 6.4%
BB Seguridade Participacoes SA	107,000	1,294,530
CCR SA	173,800	1,007,546
Cetip SA - Mercados Organizado	63,200	765,571
Cielo SA	92,060	1,443,135
Estacio Participacoes SA	107,600	964,198
Iguatemi Empresa de Shopping Centers SA	78,300	724,618
Kroton Educacional SA	207,300	1,208,769
Linx SA	19,400	368,558
Qualicorp SA (a)	88,900	929,734
Smiles SA	43,500	753,583
Ultrapar Participacoes SA	53,100	1,027,761
Weg SA	78,340	901,815
TOTAL BRAZIL		11,389,818
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (a)(e)	40,700	663,410
Cayman Islands - 6.1%
Alibaba Group Holding Ltd. sponsored ADR	9,200	956,248
Autohome, Inc. ADR Class A (d)	19,000	690,840
Baidu.com, Inc. sponsored ADR (a)	3,987	908,916
Bitauto Holdings Ltd. ADR (a)	10,010	704,804
Melco Crown Entertainment Ltd. sponsored ADR (d)	32,900	835,660
Sands China Ltd.	161,200	784,745
Sino Biopharmaceutical Ltd.	996,000	897,501
SouFun Holdings Ltd. ADR	106,400	786,296
Tencent Holdings Ltd.	293,400	4,245,184
TOTAL CAYMAN ISLANDS		10,810,194
China - 3.4%
China International Travel Service Corp. Ltd. (A Shares)	103,116	732,554
China Pacific Insurance Group Co. Ltd. (H Shares)	314,400	1,581,751
Daqin Railway Co. Ltd. (A Shares)	415,000	707,841
Kweichow Moutai Co. Ltd.	30,200	916,266

	Shares	Value
PICC Property & Casualty Co. Ltd. (H Shares)	581,297	$ 1,121,743
SAIC Motor Corp. Ltd.	202,800	696,675
Weifu High-Technology Co. Ltd. (B Shares)	96,376	329,325
TOTAL CHINA		6,086,155
Colombia - 0.6%
Grupo de Inversiones Suramerica SA	58,708	988,142
Denmark - 0.4%
Novo Nordisk A/S Series B sponsored ADR	15,600	660,192
Egypt - 0.5%
Commercial International Bank SAE sponsored GDR	137,100	904,860
Finland - 0.4%
Kone Oyj (B Shares) (d)	15,900	727,649
France - 2.1%
Bureau Veritas SA	29,100	644,740
Ingenico SA	7,067	746,368
LVMH Moet Hennessy - Louis Vuitton SA	5,111	817,909
Safran SA	10,800	669,763
Zodiac Aerospace	23,100	780,145
TOTAL FRANCE		3,658,925
Greece - 0.5%
Folli Follie SA	27,348	873,641
Hong Kong - 0.9%
AIA Group Ltd.	138,800	765,547
Galaxy Entertainment Group Ltd.	144,000	800,167
TOTAL HONG KONG		1,565,714
India - 11.1%
Adani Ports & Special Economic Zone	166,580	839,644
Apollo Hospitals Enterprise Ltd. (a)	33,575	600,588
Asian Paints India Ltd.	70,055	831,539
Axis Bank Ltd. (a)	108,733	877,536
Exide Industries Ltd.	281,012	789,437
Grasim Industries Ltd.	11,434	655,224
HCL Technologies Ltd.	44,094	1,115,160
HDFC Bank Ltd.	58,595	1,004,176
Housing Development Finance Corp. Ltd.	110,252	1,979,823
ICICI Bank Ltd. (a)	199,995	1,114,506
ITC Ltd. (a)	233,252	1,360,665
Larsen & Toubro Ltd. (a)	50,385	1,188,705
LIC Housing Finance Ltd.	136,234	938,784
Lupin Ltd.	36,794	873,664
Sun Pharmaceutical Industries Ltd. (a)	92,208	1,206,670
Sun TV Ltd.	122,550	736,724
Tata Consultancy Services Ltd.	41,546	1,684,562
Tata Motors Ltd. (a)	129,224	1,012,264
Titan Co. Ltd. (a)	138,756	886,154
TOTAL INDIA		19,695,825
Common Stocks - continued
	Shares	Value
Indonesia - 6.9%
PT ACE Hardware Indonesia Tbk	12,959,300	$ 819,275
PT Astra International Tbk	2,450,100	1,461,202
PT Bank Central Asia Tbk	1,425,400	1,511,976
PT Bank Rakyat Indonesia Tbk	1,487,540	1,398,259
PT Global Mediacom Tbk	6,382,500	731,294
PT Indocement Tunggal Prakarsa Tbk	488,000	984,662
PT Jasa Marga Tbk	1,632,300	926,288
PT Matahari Department Store Tbk	637,700	768,404
PT Media Nusantara Citra Tbk	4,601,700	940,609
PT Semen Gresik (Persero) Tbk	772,700	1,008,766
PT Surya Citra Media Tbk	3,051,900	861,255
PT Tower Bersama Infrastructure Tbk	1,086,700	849,926
TOTAL INDONESIA		12,261,916
Kenya - 1.3%
East African Breweries Ltd.	225,485	766,973
Kenya Commercial Bank Ltd.	1,139,300	717,174
Safaricom Ltd.	5,767,700	894,933
TOTAL KENYA		2,379,080
Korea (South) - 6.1%
Coway Co. Ltd.	13,318	1,020,617
KEPCO Plant Service & Engineering Co. Ltd.	9,187	669,191
NAVER Corp.	2,626	1,690,225
Samsung Electronics Co. Ltd.	6,148	7,428,499
TOTAL KOREA (SOUTH)		10,808,532
Malaysia - 0.8%
Astro Malaysia Holdings Bhd	787,200	680,451
Tune Insurance Holdings Bhd	1,404,000	679,356
TOTAL MALAYSIA		1,359,807
Mexico - 5.8%
Banregio Grupo Financiero S.A.B. de CV	134,177	675,080
Fomento Economico Mexicano S.A.B. de CV unit	159,700	1,416,693
Grupo Aeroportuario del Pacifico SA de CV Series B	136,300	856,578
Grupo Aeroportuario del Sureste SA de CV Series B	75,800	1,002,053
Grupo Aeroportuario Norte S.A.B. de CV	153,900	707,551
Grupo Financiero Banorte S.A.B. de CV Series O	274,900	1,512,963
Grupo Mexico SA de CV Series B	409,500	1,188,497
Grupo Televisa SA de CV	234,500	1,598,804
Megacable Holdings S.A.B. de CV unit	218,264	851,235
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	34,931	419,989
TOTAL MEXICO		10,229,443
Netherlands - 0.4%
LyondellBasell Industries NV Class A	8,300	658,937

	Shares	Value
Nigeria - 1.5%
Dangote Cement PLC	300,713	$ 328,648
Guaranty Trust Bank PLC GDR (Reg. S)	115,433	749,160
Nestle Foods Nigeria PLC	136,414	754,191
Nigerian Breweries PLC	874,126	789,579
TOTAL NIGERIA		2,621,578
Philippines - 3.5%
Alliance Global Group, Inc.	1,828,000	912,080
GT Capital Holdings, Inc.	39,085	894,200
Metropolitan Bank & Trust Co.	439,945	810,224
Robinsons Land Corp.	1,190,400	701,801
Robinsons Retail Holdings, Inc.	460,690	777,298
SM Investments Corp.	55,775	1,006,617
SM Prime Holdings, Inc.	2,759,400	1,043,328
TOTAL PHILIPPINES		6,145,548
Russia - 1.4%
Magnit OJSC GDR (Reg. S)	29,000	1,316,600
NOVATEK OAO GDR (Reg. S)	14,214	1,114,378
TOTAL RUSSIA		2,430,978
South Africa - 10.3%
Alexander Forbes Group Holding (a)	870,711	715,070
Aspen Pharmacare Holdings Ltd.	39,084	1,371,754
Bidvest Group Ltd.	47,325	1,243,208
Coronation Fund Managers Ltd.	83,800	834,251
Discovery Holdings Ltd.	98,700	950,503
FirstRand Ltd.	306,700	1,340,781
Imperial Holdings Ltd.	44	704
Life Healthcare Group Holdings Ltd.	277,072	1,024,192
Mr Price Group Ltd.	51,613	1,048,523
MTN Group Ltd.	124,400	2,381,051
Nampak Ltd.	252,257	951,218
Naspers Ltd. Class N	24,268	3,178,573
Remgro Ltd.	50,700	1,113,206
Sanlam Ltd.	209,400	1,267,144
Woolworths Holdings Ltd.	129,400	862,462
TOTAL SOUTH AFRICA		18,282,640
Spain - 0.5%
Amadeus IT Holding SA Class A	20,600	824,711
Sweden - 0.3%
Atlas Copco AB (A Shares)	20,400	571,526
Switzerland - 1.7%
Compagnie Financiere Richemont SA Series A	9,774	872,995
Novartis AG	7,142	662,374
Roche Holding AG (participation certificate)	2,502	677,897
SGS SA (Reg.)	350	719,926
TOTAL SWITZERLAND		2,933,192
Common Stocks - continued
	Shares	Value
Taiwan - 5.5%
Delta Electronics, Inc.	238,000	$ 1,404,221
Giant Manufacturing Co. Ltd.	97,000	855,869
Largan Precision Co. Ltd.	12,000	896,885
Merida Industry Co. Ltd.	119,050	802,578
Taiwan Semiconductor Manufacturing Co. Ltd.	1,300,000	5,718,247
TOTAL TAIWAN		9,677,800
Thailand - 2.6%
Airports of Thailand PCL (For. Reg.)	106,900	911,098
Bangkok Dusit Medical Services PCL (For. Reg.)	1,402,200	730,648
Bumrungrad Hospital PCL (For. Reg.)	197,000	840,871
Kasikornbank PCL (For. Reg.)	199,900	1,383,061
Thai Beverage PCL	1,466,000	760,923
TOTAL THAILAND		4,626,601
Turkey - 1.6%
Coca-Cola Icecek Sanayi A/S	40,115	867,751
TAV Havalimanlari Holding A/S	120,000	981,774
Tupras Turkiye Petrol Rafinelleri A/S	45,000	1,065,944
TOTAL TURKEY		2,915,469
United Arab Emirates - 1.0%
DP World Ltd.	39,614	831,894
First Gulf Bank PJSC	212,559	983,788
TOTAL UNITED ARAB EMIRATES		1,815,682
United Kingdom - 2.6%
Al Noor Hospitals Group PLC	56,500	871,803
British American Tobacco PLC (United Kingdom)	12,600	682,806
Burberry Group PLC	33,932	865,222
Diageo PLC	25,327	725,544
Intertek Group PLC	21,442	780,011
Prudential PLC	31,758	734,228
TOTAL UNITED KINGDOM		4,659,614
United States of America - 5.3%
A.O. Smith Corp.	13,400	755,894
American Tower Corp.	6,700	662,295
Ball Corp.	11,100	756,687
Ecolab, Inc.	7,100	742,092
Google, Inc. Class C (a)	1,600	842,240
International Flavors & Fragrances, Inc.	7,700	780,472
Kansas City Southern	6,444	786,361
Las Vegas Sands Corp.	13,300	773,528
MasterCard, Inc. Class A	9,800	844,368
Moody's Corp.	7,200	689,832
PPG Industries, Inc.	3,500	809,025

	Shares	Value
Praxair, Inc.	1,900	$ 246,164
Visa, Inc. Class A	3,000	786,600
TOTAL UNITED STATES OF AMERICA		9,475,558
TOTAL COMMON STOCKS (Cost $153,108,264)		169,279,683
Nonconvertible Preferred Stocks - 3.5%

Brazil - 2.7%
Ambev SA sponsored ADR	326,190	2,028,902
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	10,800	397,764
Itau Unibanco Holding SA sponsored ADR	175,538	2,283,749
TOTAL BRAZIL		4,710,415
Colombia - 0.4%
Grupo Aval Acciones y Valores SA	1,498,004	806,836
Germany - 0.4%
Henkel AG & Co. KGaA	6,400	689,395
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,174,230)		6,206,646
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.13% (b)	2,929,043	2,929,043
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	2,204,358	2,204,358
TOTAL MONEY MARKET FUNDS (Cost $5,133,401)		5,133,401
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $165,415,895)		180,619,730
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(3,581,371)
NET ASSETS - 100%		$ 177,038,359
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $663,410 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,809
Fidelity Securities Lending Cash Central Fund	22,617
Total	$ 25,426
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 31,868,263	$ 15,505,806	$ 16,362,457	$ -
Consumer Staples	14,251,350	8,338,453	5,912,897	-
Energy	3,208,083	3,208,083	-	-
Financials	39,941,610	21,401,311	18,540,299	-
Health Care	11,347,888	4,857,675	6,490,213	-
Industrials	22,948,757	14,388,423	8,560,334	-
Information Technology	35,472,262	10,566,494	24,905,768	-
Materials	10,787,353	7,307,162	3,480,191	-
Telecommunication Services	4,125,910	3,275,984	849,926	-
Utilities	1,534,853	-	1,534,853	-
Money Market Funds	5,133,401	5,133,401	-	-
Total Investments in Securities:	$ 180,619,730	$ 93,982,792	$ 86,636,938	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 23,996,118
Level 2 to Level 1	$ 10,580,663

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $2,116,948) - See accompanying schedule: Unaffiliated issuers (cost $160,282,494)	$ 175,486,329
Fidelity Central Funds (cost $5,133,401)	5,133,401
Total Investments (cost $165,415,895)		$ 180,619,730
Cash		56,573
Receivable for investments sold		831,927
Receivable for fund shares sold		49,097
Dividends receivable		194,995
Distributions receivable from Fidelity Central Funds		9,148
Prepaid expenses		344
Other receivables		1,150
Total assets		181,762,964

Liabilities
Payable to custodian bank	$ 5,778
Payable for investments purchased	1,478,882
Payable for fund shares redeemed	568,500
Accrued management fee	124,276
Distribution and service plan fees payable	1,605
Other affiliated payables	22,074
Other payables and accrued expenses	319,132
Collateral on securities loaned, at value	2,204,358
Total liabilities		4,724,605

Net Assets		$ 177,038,359
Net Assets consist of:
Paid in capital		$ 167,167,197
Undistributed net investment income		77,307
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,191,288)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,985,143
Net Assets		$ 177,038,359

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($91,223,751 ÷ 10,020,040 shares)	$ 9.10

Service Class: Net Asset Value, offering price and redemption price per share ($84,414 ÷ 9,240 shares)	$ 9.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,681,457 ÷ 842,447 shares)	$ 9.12

Initial Class R: Net Asset Value, offering price and redemption price per share ($8,110,882 ÷ 890,403 shares)	$ 9.11

Service Class 2R: Net Asset Value, offering price and redemption price per share ($84,231 ÷ 9,195 shares)	$ 9.16

Investor Class R: Net Asset Value, offering price and redemption price per share ($69,853,624 ÷ 7,703,194 shares)	$ 9.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 2,857,062
Income from Fidelity Central Funds		25,426
Income before foreign taxes withheld		2,882,488
Less foreign taxes withheld		(289,109)
Total income		2,593,379

Expenses
Management fee	$ 1,206,628
Transfer agent fees	158,402
Distribution and service plan fees	18,387
Accounting and security lending fees	78,430
Custodian fees and expenses	176,436
Independent trustees' compensation	599
Audit	90,647
Legal	789
Miscellaneous	1,079
Total expenses before reductions	1,731,397
Expense reductions	(7,830)	1,723,567
Net investment income (loss)		869,812
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $152,816)	(662,444)
Foreign currency transactions	(172,008)
Total net realized gain (loss)		(834,452)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $97,149)	(767,843)
Assets and liabilities in foreign currencies	22,954
Total change in net unrealized appreciation (depreciation)		(744,889)
Net gain (loss)		(1,579,341)
Net increase (decrease) in net assets resulting from operations		$ (709,529)

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 869,812	$ 889,549
Net realized gain (loss)	(834,452)	3,034,764
Change in net unrealized appreciation (depreciation)	(744,889)	487,399
Net increase (decrease) in net assets resulting from operations	(709,529)	4,411,712
Distributions to shareholders from net investment income	(588,241)	(882,874)
Distributions to shareholders from net realized gain	-	(111,840)
Total distributions	(588,241)	(994,714)
Share transactions - net increase (decrease)	46,288,234	21,113,394
Redemption fees	6,129	13,883
Total increase (decrease) in net assets	44,996,593	24,544,275

Net Assets
Beginning of period	132,041,766	107,497,491
End of period (including undistributed net investment income of $77,307 and distributions in excess of net investment income of $47,249, respectively)	$ 177,038,359	$ 132,041,766

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.01	$ 8.75	$ 7.74	$ 9.91	$ 8.51
Income from Investment Operations
Net investment income (loss) C	.06	.07	.11	.13	.09
Net realized and unrealized gain (loss)	.06	.27	1.00	(2.22)	1.43
Total from investment operations	.12	.34	1.11	(2.09)	1.52
Distributions from net investment income	(.03)	(.07)	(.08)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.03)	(.08)	(.10)	(.09)	(.12)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.10	$ 9.01	$ 8.75	$ 7.74	$ 9.91
Total ReturnA, B	1.38%	3.85%	14.37%	(21.01)%	17.89%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.14%	1.38%	1.31%	1.33%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.07%	1.05%	1.02%	1.04%
Net investment income (loss)	.62%	.84%	1.36%	1.46%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,224	$ 60,924	$ 44,979	$ 29,478	$ 18,478
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 8.77	$ 7.76	$ 9.94	$ 8.54
Income from Investment Operations
Net investment income (loss) C	.05	.07	.10	.12	.08
Net realized and unrealized gain (loss)	.07	.27	1.00	(2.23)	1.43
Total from investment operations	.12	.34	1.10	(2.11)	1.51
Distributions from net investment income	(.02)	(.06)	(.07)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.02)	(.07)	(.09)	(.08)	(.11)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.14	$ 9.04	$ 8.77	$ 7.76	$ 9.94
Total ReturnA, B	1.36%	3.84%	14.22%	(21.15)%	17.70%
Ratios to Average Net Assets D, F
Expenses before reductions	1.20%	1.23%	1.47%	1.40%	1.48%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.19%	1.18%	1.15%	1.12%	1.14%
Net investment income (loss)	.52%	.74%	1.26%	1.35%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 84	$ 84	$ 83	$ 72	$ 102
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 8.77	$ 7.76	$ 9.95	$ 8.56
Income from Investment Operations
Net investment income (loss) C	.03	.05	.09	.11	.07
Net realized and unrealized gain (loss)	.07	.27	1.00	(2.24)	1.43
Total from investment operations	.10	.32	1.09	(2.13)	1.50
Distributions from net investment income	(.01)	(.06)	(.06)	(.07)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.01)	(.06) H	(.08)	(.07)	(.11)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.12	$ 9.03	$ 8.77	$ 7.76	$ 9.95
Total ReturnA, B	1.13%	3.70%	14.10%	(21.30)%	17.57%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.38%	1.63%	1.54%	1.59%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.34%	1.32%	1.30%	1.27%	1.30%
Net investment income (loss)	.37%	.59%	1.11%	1.21%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,681	$ 6,517	$ 4,042	$ 2,249	$ 1,348
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.008 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.02	$ 8.75	$ 7.74	$ 9.92	$ 8.51
Income from Investment Operations
Net investment income (loss) C	.06	.07	.11	.14	.09
Net realized and unrealized gain (loss)	.06	.27	1.00	(2.24)	1.44
Total from investment operations	.12	.34	1.11	(2.10)	1.53
Distributions from net investment income	(.03)	(.07)	(.08)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.03)	(.07) H	(.10)	(.09)	(.12)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.11	$ 9.02	$ 8.75	$ 7.74	$ 9.92
Total ReturnA, B	1.35%	3.95%	14.37%	(21.09)%	18.01%
Ratios to Average Net Assets D, F
Expenses before reductions	1.11%	1.15%	1.37%	1.30%	1.35%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.09%	1.08%	1.05%	1.02%	1.04%
Net investment income (loss)	.62%	.84%	1.36%	1.46%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,111	$ 9,672	$ 11,344	$ 14,870	$ 30,649
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.07	$ 8.80	$ 7.79	$ 9.97	$ 8.56
Income from Investment Operations
Net investment income (loss) C	.03	.05	.09	.11	.07
Net realized and unrealized gain (loss)	.07	.27	1.00	(2.24)	1.43
Total from investment operations	.10	.32	1.09	(2.13)	1.50
Distributions from net investment income	(.01)	(.04)	(.06)	(.06)	(.06)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.01)	(.05)	(.08)	(.06)	(.09) H
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.16	$ 9.07	$ 8.80	$ 7.79	$ 9.97
Total ReturnA, B	1.10%	3.67%	14.00%	(21.24)%	17.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.38%	1.62%	1.56%	1.63%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.35%	1.33%	1.30%	1.27%	1.29%
Net investment income (loss)	.37%	.59%	1.10%	1.20%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 84	$ 83	$ 82	$ 72	$ 102
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.037 per share.

Financial Highlights - Investor Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 8.71	$ 7.72	$ 9.89	$ 8.50
Income from Investment Operations
Net investment income (loss) C	.05	.07	.11	.13	.08
Net realized and unrealized gain (loss)	.07	.27	.98	(2.22)	1.43
Total from investment operations	.12	.34	1.09	(2.09)	1.51
Distributions from net investment income	(.03)	(.06)	(.08)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(.01)	-	(.04)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.03)	(.07)	(.10)	(.09)	(.12)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 9.07	$ 8.98	$ 8.71	$ 7.72	$ 9.89
Total ReturnA, B	1.30%	3.90%	14.14%	(21.05)%	17.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.22%	1.46%	1.38%	1.42%
Expenses net of fee waivers, if any	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.18%	1.15%	1.13%	1.10%	1.12%
Net investment income (loss)	.54%	.76%	1.28%	1.37%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,854	$ 54,761	$ 46,967	$ 41,924	$ 53,089
Portfolio turnover rateE	96%	110%	198%	151%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business on or about April 30, 2015, shares of Initial Class R and Service Class 2 R will be converted to shares of Initial Class and Service Class 2, respectively. After the effective date, Initial Class R and Service Class 2 R will be closed to new accounts. In addition, in November 2014 the Board of Trustees approved a change in the name of Investor Class R to Investor Class effective on or about April 30, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 23,621,545
Gross unrealized depreciation	(8,905,118)
Net unrealized appreciation (depreciation) on securities	$ 14,716,427

Tax Cost	$ 165,903,303

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 77,176
Capital loss carryforward	$ (4,703,882)
Net unrealized appreciation (depreciation) on securities and other investments	$ 14,716,174

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (319,346)
2017	(2,824,257)
Total with expiration	(3,143,603)
No expiration
Short-term	(1,560,279)
Total capital loss carryforward	$ (4,703,882)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 588,241	$ 994,714

Trading (Redemption) Fees. Initial Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $186,511,536 and $142,300,072, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 85
Service Class 2	18,089
Service Class 2 R	213
$ 18,387

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .15% for Investor Class R)of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 52,106
Service Class	60
Service Class 2	4,784
Initial Class R	7,754
Service Class 2R	60
Investor Class R	93,638
$ 158,402

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $701 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $218 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,617. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Initial Class	1.10%	$ 1,020
Service Class	1.20%	1
Service Class 2	1.35%	-
Initial Class R	1.10%	1,412
Service Class 2R	1.35%	1
Investor Class R	1.18%	982
		$ 3,416

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,414 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 341,474	$ 407,624
Service Class	213	527
Service Class 2	10,085	53,414
Initial Class R	28,590	71,589
Service Class 2R	92	404
Investor Class R	207,787	349,316
Total	$ 588,241	$ 882,874
From net realized gain
Initial Class	$ -	$ 48,671
Service Class	-	74
Service Class 2	-	7,769
Initial Class R	-	8,677
Service Class 2R	-	74
Investor Class R	-	46,575
Total	$ -	$ 111,840

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	4,095,352	2,314,809	$ 39,011,232	$ 20,504,643
Reinvestment of distributions	37,566	51,734	341,474	456,295
Shares redeemed	(872,491)	(749,757)	(7,949,387)	(6,626,736)
Net increase (decrease)	3,260,427	1,616,786	$ 31,403,319	$ 14,334,202
Service Class
Reinvestment of distributions	23	68	213	601
Shares redeemed	(23)	(260)	(213)	(2,351)
Net increase (decrease)	-	(192)	$ -	$ (1,750)
Service Class 2
Shares sold	250,229	595,640	$ 2,291,880	$ 5,335,046
Reinvestment of distributions	1,108	6,921	10,085	61,183
Shares redeemed	(130,883)	(341,472)	(1,193,726)	(3,074,549)
Net increase (decrease)	120,454	261,089	$ 1,108,239	$ 2,321,680
Initial Class R
Shares sold	312,659	369,430	$ 2,933,308	$ 3,295,234
Reinvestment of distributions	3,145	9,100	28,590	80,266
Shares redeemed	(498,186)	(602,524)	(4,543,005)	(5,333,441)
Net increase (decrease)	(182,382)	(223,994)	$ (1,581,107)	$ (1,957,941)
Service Class 2R
Reinvestment of distributions	10	54	92	478
Shares redeemed	(10)	(213)	(92)	(1,924)
Net increase (decrease)	-	(159)	$ -	$ (1,446)
Investor Class R
Shares sold	2,821,894	2,065,057	$ 26,472,473	$ 18,235,757
Reinvestment of distributions	22,960	45,039	207,787	395,891
Shares redeemed	(1,241,415)	(1,401,329)	(11,322,477)	(12,212,999)
Net increase (decrease)	1,603,439	708,767	$ 15,357,783	$ 6,418,649

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 Portfolio and VIP Freedom 2030 were the owners of record of approximately 23% and 11%, respectively, of the total outstanding shares of the Fund. The VIP Freedom Funds and VIP Investor Freedom Funds were the owners of record, in the aggregate, of approximately 74% of the total Outstanding shares of the Fund. In addition, the investment adviser or its affiliates were the owners of record of 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Emerging Markets Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class R designates 8%; Service Class 2R designates 13% and Investor Class R designates 8% of the dividends during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	12/26/2014	$0.054	$0.0218
Service Class 2R	12/26/2014	$0.032	$0.0218
Investor Class R	12/26/2014	$0.049	$0.0218

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Emerging Markets Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

VIP Emerging Markets Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Emerging Markets Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board also noted that Investor Class R has higher transfer agent fees than most of its competitors because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the total expense ratio of each of Service Class 2 and Service Class 2 R was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPEMR-ANN-0215
1.888698.106

Item 2. Code of Ethics

As of the end of the period, December 31, 2014, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Contrafund Portfolio, Disciplined Small Cap Portfolio, Emerging Markets Portfolio and Index 500 Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$53,000	$-	$6,100	$4,600

Disciplined Small Cap Portfolio $39,000 $- $6,000 $700

Emerging Markets Portfolio $47,000 $- $6,000 $700

Index 500 Portfolio $45,000 $- $6,300 $1,400

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$54,000	$-	$6,100	$3,800

Disciplined Small Cap Portfolio $40,000 $- $6,000 $500

Emerging Markets Portfolio $49,000 $- $6,000 $500

Index 500 Portfolio $45,000 $- $6,000 $1,100

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2014A	December 31, 2013A
Audit-Related Fees	$-	$765,000
Tax Fees	$-	$-
All Other Fees	$650,000	$795,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2014 A	December 31, 2013 A
Deloitte Entities	$1,835,000	$1,710,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in their audits of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 23, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 23, 2015